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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-2514

ING Variable Funds

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2006 to December 31, 2006

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

December 31, 2006

Classes ADV, I and S

ING Variable Product Funds

Domestic Equity and Income Portfolios

■  ING VP Balanced Portfolio

■  ING VP Growth and Income Portfolio

Fixed Income Portfolios

■  ING VP Intermediate Bond Portfolio

■  ING VP Money Market Portfolio

Domestic Equity Growth Portfolios

■  ING VP Growth Portfolio

■  ING VP Small Company Portfolio

Global and International Equity Portfolios

■  ING VP Global Science and Technology Portfolio

■  ING VP International Equity Portfolio

Domestic Equity Value Portfolio

■  ING VP Value Opportunity Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Report	4

Shareholder Expense Examples	21

Report of Independent Registered Public Accounting Firm	24

Statements of Assets and Liabilities	25

Statements of Operations	28

Statements of Changes in Net Assets	31

Financial Highlights	36

Notes to Financial Statements	45

Portfolios of Investments	62

Tax Information	112

Director/Trustee and Officer Information	113

Advisory Contract Approval Discussion	116

Shareholder Meeting Information	123

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the SEC's website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at 1-800-992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT'S LETTER

Dear Shareholder,

In its recent meetings, the U.S. Federal Reserve Board (the "Fed") ceased what was a two-year trend. That trend — a string of 17 consecutive interest rate hikes that ended last fall — was seen by many analysts as a sign that the Fed was concerned about containing inflation.

Now, the Fed is neither raising nor lowering interest rates, which puts us in the midst of what economists refer to as a "plateau." Historically, there have been six similar plateaus since 1982 and during four of those periods the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") rose significantly.

Of course, the Fed's actions impact economies and market performance around the world. For instance, the current interest rate climate has been cited as one reason for a decline in the value of the dollar. Last year, that drop in the dollar meant that international stocks — which are often determined in foreign currencies — generally experienced strong performance as foreign currencies climbed and world stock markets continued to produce strong results.

Meanwhile, here at home, 2006 was an interesting year for equity investors. In May of 2006, the S&P 500® Index hit a five-year high followed by a market correction and several months of non-directional returns. A strong rally occurred in the second half of the year driven in part by the aforementioned dollar decline and the interest rate plateau. The good news is many economists believe that these conditions may continue in the months to come.

At ING Funds, we are committed to providing you, the investor, with an array of investment choices that enables you to build a diversified portfolio across a variety of asset classes. We do so, with a view that the globalization of markets is an initial consideration in the products we offer.

We take the confidence you place in us with your investments very seriously — everyone in our firm is committed to renewing this trust each and every day.

Shaun Mathews
President
ING Funds
January 31, 2007

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2006

In our semi-annual report, we described how the feast of the first quarter had turned to famine in the second quarter for global equity markets on concerns that rising interest rates would freeze out global growth. Indeed as late as June 27, 2006, the year-to-date return on the Morgan Stanley Capital International ("MSCI") World IndexSM(1) measured in local currencies, including net reinvested dividends had been precisely 0%. However, the second half of the year ended December 31, 2006, was much healthier and the same index powered ahead 12.3% and for the year ended December 31, 2006, returned 20.07%. The return to dollar based investors was a little better at 13.2%, as late in the year a slowing economy and hints that central banks would be diversifying out of dollars weighed on that currency. For the six months ended December 31, 2006, the dollar fell 3.1% against the euro and 5.6% against the pound, but gained 4.1% on the yen due to stumbling growth and miniscule interest rates in Japan. For the year ended December 31, 2006, the dollar fell 10.6% against the euro and 12.4% against the pound, but gained 1.3% against the yen.

As the first half of 2006 ended, the Federal Open Market Committee ("FOMC") had just raised the federal funds rate for the seventeenth time since June 2004, to 5.25%. The relatively mild accompanying language led many in the fixed income market to hope that the tightening cycle was now over. Not everyone believed it, especially when new Middle East conflict pushed the price of oil to another record on July 14, 2006. But data, especially on housing, had mostly pointed to cooling demand and a tame employment report on August 4, 2006 probably decided the matter. Four days later the FOMC met and left rates unchanged. The booming housing market had been a powerful driver of growth in recent years through new construction and demand created by mortgage loan refinancing. This boom was deteriorating appreciably with housing prices and the key new building permits measure falling sharply. Only in the last few days of 2006 did the slump show some signs of bottoming out with unexpectedly good new and existing home sales figures reported, along with rebounding consumer confidence. For the six months ended December 31, 2006, the Lehman Brothers® Aggregate Bond ("LBAB") Index(2) of investment grade bonds gained 5.09% and for the year ended December 31, 2006 it gained 4.33%. The most important dynamic was the broad yield curve inversion, suggestive of an expected fall in interest rates and a further economic slow down. The ten-year Treasury yield fell 43 basis points (0.43%) to 4.71%, while the yield on the three-month Bill rose by 3 basis points (0.03%) to 4.89%. Since mid-August, with the exception of two days, August bond investors had been prepared to lend money to the government for ten years at a lower interest rate than for three months.

Faced with fading business activity, as the key housing engine seized up, and a yield curve inverted to the point of recession according to some commentators, investors in U.S. equities must have been in the mood to sell. Not so fast. Those investors saw things differently and indeed the apparent "disagreement" between the bond market and global stock markets was a well discussed feature of the second half of the year. For one thing, the oil price, having hit its record, fell back, as surly calm returned to the Middle East, as the summer driving and hurricane seasons came and went and as winter got off to a mild start in the key North East region. The price of oil averaged 22% less in the fourth quarter than at its peak, boosting consumers' spending power and confidence. And if longer-term interest rates were falling then stocks looked more attractive as bonds provided less competition and the present value of future corporate profits rose. Speaking of which, Standard & Poor's 500® Composite Stock Price ("S&P 500®") Index(3) companies duly reported their 13th straight double-digit quarterly percentage earnings gain. Gross domestic product ("GDP") growth may have slowed, but the share of corporate profits, reported at 12.4%, was the highest since the 1950's. The next merger or acquisition to get investors in the mood never seemed far away. Five of them were even announced in one day on November 6, 2006, sending markets up about 1%. For the six months ended December 31, 2006, the S&P 500® Index, including dividends, rose 12.7% and for the year ended December 31, 2006, the S&P 500® Index, including dividends, rose 15.8%. All but 30 basis points (0.30%) of the gain came after August 8, 2006, making six-year highs as the year ended.

International markets, based on MSCI local currency indices, as in the U.S., finished near their best levels for the year. In Japan the market advanced 8.7%, in 2006, after a late surge. The long awaited increase in interest rates from 0.0% to 0.25% took place in July just as the economic recovery was losing impetus. Third quarter growth was estimated at only 0.8% and generated by exports and capital spending alone. Consumer spending was lagging despite low

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2006

unemployment and almost flat prices, yet business confidence remained high and profit growth healthy. Elsewhere, Asian markets ex Japan rose 28.2% in 2006, but with wide disparities, ranging from -2.0% in Thailand to 83.4% in China. In Thailand the uncertainty caused by a military coup was compounded when the junta imposed exchange controls to hold back the strong baht, only to rescind them the next day. China's market soared in surely speculative excess, and in the absence of attractive alternatives, as investors sought a piece of the world's fourth largest economy. By the end of 2006 the Chinese market had become the third biggest emerging market after South Korea and Taiwan. European ex UK markets surged 16.1%, in 2006. The Eurozone's GDP growth had recorded its best first half of a year since 2000, 1.7%, and the lowest unemployment rate, 7.8%, since the start of the Eurozone itself. But as the second half of 2006, wore on there were signs that the best news was behind it and the third quarter's annualized growth fell to 2.0%. Business confidence, however, stayed buoyant and cheered by extensive merger and acquisition activity despite headwinds in the form of a strengthening euro, a hawkish European Central Bank that raised rates three times and the looming rise in German sales tax. UK equities added 8.6% in the six months ended December 31, 2006. The Bank of England raised rates twice as GDP growth accelerated to 2.9% year over year, inflation climbed above target and house prices, an important demand generator, continued their recovery with average prices up more than 10% in 2006. Again, however, it was widespread, large scale mergers and acquisitions energizing the market.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING VP BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING VP Balanced Portfolio (the "Portfolio") seeks to maximize investment return consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgment of the Portfolio's management, of which of those sectors or mix thereof offers the best investment prospects. The Portfolio is managed by Omar Aguilar, Ph.D., James B. Kauffmann and Mary Ann Fernandez, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class I shares provided a total return of 9.99% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), the Lehman Brothers® Aggregate Bond Index(2) ("LBAB Index") and the Composite Index(3) (60% S&P 500® Index/40% LBAB Index), which returned 15.79%, 4.33% and 13.68%, respectively, for the same period.

Portfolio Specifics: Over the period, domestic equities and fixed income markets generally performed well. The Portfolio's asset allocation was positive, mainly due to its underweight in fixed income. However, this was somewhat offset by an overweight position in cash. After 17 rate hikes, the Federal Open Market Committee appears to be on hold and the futures markets have priced in a rate cut sometime in 2007. Our view is that the U.S. Federal Reserve Board ("Fed") is unlikely to raise rates in the near term unless the economy shows signs of rapid growth or inflation pressures significantly increase. With the yield curve inverted, we continue to hold an underweight position in fixed income and have reduced our overweight position in cash.

The domestic equity portion of the Portfolio underperformed its benchmark, the S&P 500® Index, mainly due to adverse security selection. We were hurt by stock selection in energy, consumer discretionary, and healthcare. In contrast, selection in information technology and telecommunication services was beneficial. Security selection was the strongest in large-cap stocks, while mid- and small-caps acted as a major drag.

Stocks that added to performance included an overweight position in Cisco Systems, Inc. and Goldman Sachs Group, Inc. By comparison, underweight positions in Verizon Communications, Inc. and Time Warner, Inc. negatively impacted performance.

The fixed income portion of the Portfolio underperformed the LBAB Index. Our short duration positioning hurt the Portfolio at the beginning of the period, but was beneficial in December. A relative underweight in corporate bonds acted as a drag as the sector outperformed Treasuries. While exposure to high yield fixed income helped the Portfolio, its zero position in emerging market debt was a missed opportunity to enhance yield. Security selection in mortgage-backed securities was largely beneficial with our adjustable-rate mortgages adding to relative performance. In December, our long position in corporate bonds and subordinated paper with maturities of 10 and 30 years was positive. In contrast, our exposure to a telecommunication company bond hindered results when spreads widened after the company missed earnings estimates following its merger with another wireless company.

Current Strategy and Outlook: A weak housing market coupled with the lagged effects of 17 rate hikes by the Fed has slowed the U.S. economy. Going forward, we expect gross domestic product growth to be moderate, with output expanding at a slightly below-trend rate. We believe as residential investment continues to decline, lower gasoline prices and credit conditions should help mitigate the spill over effects from the weakening housing market. Our view is that the economy is in a mid-cycle slowdown with a low likelihood of recession. Yields have fallen, and the inversion of U.S. Treasury yield curve has become much more pronounced between one and three years suggesting growing confidence in eventual Fed easing.

There are still some contradicting signals affecting the capital markets. The equities market has reached its post 9/11 highs while at the same time slower growth and lower inflation metrics have sent interest rates to their lowest levels in almost 11 months. In our opinion, stocks appear to be signaling an expansion while bonds are not. As our short duration position indicates, we are inclined to believe that some inflation pressures will still emerge and long-term rates will edge up. Overall, we remain underweight fixed income and overweight equities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

ExxonMobil Corp.	2.6%
General Electric Co.	1.7%
Citigroup, Inc.	1.7%
Bank of America Corp.	1.5%
JPMorgan Chase & Co.	1.2%
Federal National Mortgage Association, 5.000%, due 01/12/36	1.1%
Cisco Systems, Inc.	1.1%
Microsoft Corp.	1.1%
Chevron Corp.	1.1%
International Business Machines Corp.	1.0%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund, repurchase agreement and securities lending collateral.

Portfolio holdings are subject to change daily.

ING VP BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006*
	1 Year	5 Year	10 Year	Since Inception of Class S May 29, 2003
Class I	9.99%	5.99%	7.56%	—
Class S	9.62%	—	—	9.24%
S&P 500® Index(1)	15.79%	6.19%	8.42%	—	(4)
LBAB Index(2)	4.33%	5.06%	6.24%	3.08	%(4)
Composite Index(3)	13.68%	5.99%	8.02%	11.33	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Balanced Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*  ADV Class commenced operations on December 29, 2006, therefore, there is no performance information for the period ended December 31, 2006.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2) The LBAB Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(3) The Composite Index consists of 60% of return of (securities included in) the S&P 500® Index and 40% of the return of (securities included in) the LBAB Index.

(4) Since inception performance for the indices is shown from June 1, 2003.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING VP Growth and Income Portfolio (the "Portfolio") seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in acheiving total return. The Portfolio is managed by Christopher F. Corapi, Portfolio Manager, and Scott Lewis, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class I shares provided a total return of 14.20% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned 15.79% for the same period.

Portfolio Specifics: The Portfolio benefited from favorable stock selection in industrials and telecommunication services and, to a lesser extent in materials.

Wesco International and ABB Ltd. ADR were the strongest performers within the industrial sector. Both companies benefited from utility company spending on electricity transmission and distribution upgrades. We believe ABB Ltd. ADR still has significant upside potential given strong demand and pricing in transmission and distribution and continued capital spending in the global energy markets. In the telecommunication sector, AT&T, Inc. helped performance as it benefited from improved wireline performance and margin recovery at Cingular Wireless. Finally, in the materials sector, our position in Allegheny Technologies, Inc. benefited from strong demand within the commercial aerospace industry. New contracts with Boeing and Airbus for commercial and military projects should continue to fuel growth in the company's titanium business in 2007.

The Portfolio's underperformance versus the S&P 500® Index can largely be attributed to stock selection in technology and energy. Within energy, the Portfolio was hurt by our decision to underweight integrated oil and gas companies in favor of exploration and production companies. Energy experienced a flight to quality in the second half of this year caused partly by a sharp and unanticipated decline in natural gas prices.

Maxim Integrated Products and Yahoo!, Inc. were two technology holdings that detracted from performance. Yahoo!, Inc. was hurt by weakness in search and brand advertising, as well as concerns over the delayed launch of its new search system. Due to a lack of positive catalysts for the stock, we have decided to replace it with Google, Inc., which we believe is a better long-term investment in the on-line advertising space. Maxim Integrated Products declined as a result of an inventory correction in the analog chip market. Our investment in Evergreen Energy, Inc., a company with a potentially revolutionary coal cleaning process, underperformed as management failed to meet milestones which we had viewed as well within reach. This position was eliminated in December.

Current Strategy and Outlook: Currently, the Portfolio is positioned in companies which we believe have strong or improving competitive positions, robust end markets and/or superior capital allocation opportunities. Furthermore, we believe, each stock possesses an attractive valuation and a clear catalyst to improve it. Top holdings include AT&T, Inc., News Corp., Inc., ABB Ltd. ADR, Microsoft Corp., Intel Corp, Cooper Industries Ltd. and St. Jude Medical, Inc.

We believe continued strength from AT&T's Cingular Wireless and Enterprise business, as well as synergies from its merger with BellSouth, should be positive catalysts for the stock next year. We also see upside potential in Microsoft Corp. and Intel Corp. as new product launches, such as Microsoft Vista and Office 2007, should lead to stronger than expected PC growth in 2007. Within media, we find News Corp. Inc. attractive based on our view that advertising spending growth will remain robust and that internet advertising will continue to grow more rapidly than the industry as a whole. We believe News Corp., Inc. is well positioned due to a number of key strategic acquisitions, such as MySpace and Scout. Additionally, News Corp., Inc. should benefit from the renegotiation of its affiliate rates which are currently much lower than its competitors. We believe General Cable will exceed expectations given the robust end markets in transmission and distribution infrastructure, power and communications. We also expect that lower copper prices will drive margin expansion going forward. Finally, we believe that a recovery in the implantable cardioverter defibrillator ("ICD") market will be a significant growth driver for St. Jude Medical, Inc. as their sales growth is highly levered to this segment. In our opinion, St. Jude Medical, Inc. should also benefit from a robust product line that continues to take market share in the ICD market.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

ExxonMobil Corp.	3.9%
Microsoft Corp.	3.6%
Citigroup, Inc.	2.8%
AT&T, Inc.	2.7%
General Electric Co.	2.6%
Altria Group, Inc.	2.6%
Bank of America Corp.	2.5%
American International Group, Inc.	2.3%
Intel Corp.	2.3%
Procter & Gamble Co.	2.3%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

ING VP GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006	Since Inception of Class S June 11, 2003
Class ADV	—	—	—	(0.23)%	—
Class I	14.20%	4.82%	4.85%	—	—
Class S	13.72%	—	—	—	11.75%
S&P 500® Index(1)	15.79%	6.19%	8.42%	N/A(2)	13.43	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Growth and Income Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance for the index is not shown.

(3) Since inception performance for the index is shown from June 1, 2003.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING VP Growth Portfolio (the "Portfolio") seeks growth of capital through investment in a diversified portfolio consisting primarily of common stock and securities convertible into common stocks believed to offer growth potential. The Portfolio is managed by Richard Welsh, CFA, Portfolio Manager and Jeff Bianchi,* Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class I shares provided a total return of 2.65% compared to the Russell 1000® Growth Index(1), which returned 9.07% for the same period.

Portfolio Specifics: From a sector perspective, all sectors had positive results with value tilting sectors leading the market advance. Telecommunications services and financials were the best-performing sectors for the full year. The telecom services sector was up 21% and was led by the wireless segment. Financials had a 17% gain with several industries contributing, including diversified financial services, real estate investment Trusts, thrifts and mortgage finance, and capital markets. The materials sector was up 16%, aided by strong gains from metals and mining and construction materials.

The energy sector had the weakest result, a 3.7% increase, followed by growth tilting sectors, health care and information technology. The weak pricing environment, reflecting ample supplies and warm weather conditions, weighed on energy shares. The health care sector was up only 3.8% due to valuation and other concerns that impacted the biotechnology and health care services industries. Investor risk aversion contributed to a sub par gain of 7.4% for technology. Key lagging industries included internet software and semiconductors.

Impact of Key Portfolio Holdings and Sector Concentration — Main reasons for under performance were stock selection in health care and technology, as well as sector underweight allocation to industrials. From a stock selection standpoint, UnitedHealth Group, Inc., Citrix Systems, Inc., and Legg Mason, Inc. hurt results the most. The shares of UnitedHealth Group, Inc. were affected by a stock option backdating probe involving top officers including CEO William McGuire who ultimately resigned. The company was subjected to Federal prosecutor and U.S. Securities and Exchange Commission inquiries and shareholder lawsuits. Citrix Systems, Inc., a supplier of information software services, missed third quarter consensus earnings estimates due to weak licensing growth in core presentation products. As a result of underlying business deterioration, we eliminated the Citrix Systems, Inc. position. Legg Mason, Inc., a global asset manager, underperformed due to an earnings shortfall from weaker-than-expected asset flows and a delay in merger-related savings from the acquisition of Citigroup's asset management business. We also sold the Legg Mason, Inc. holding.

Luxury retailer Coach, Inc. made the biggest contribution to returns. The magnitude of earnings surprises grew in recent quarters due to new style features. As the largest pharmacy benefit manager in the country, Medco Health Solutions, Inc. benefited from the new Medicare Prescription Drug Program. The revenue outlook was enhanced by certification as the designated provider for HP Policy Assurance which covers over 250 corporations. Cisco Systems, Inc. performed well as the company exhibited across-the-board strength in basic data networking products as well as newer areas such as Voice over Internet Protocol and wireless communications.

Current Strategy and Outlook: We believe that economic growth will continue to moderate with benign inflation and interest rate implications. Consistent with an economy and market that are transitioning to slower growth, we are focusing on companies whose business momentum prospects are both attractive and reasonably certain. We are avoiding stocks that require a big earnings surprise to justify price to earnings multiples. We are overweight low beta information technology, health care services and select retail stocks. We are increasing capital markets exposure and are comfortably underweight regional banks.

*  Effective December 31, 2006, Jeff Bianchi was named co-portfolio manager to the Portfolio. Kenneth Bragdon was removed as portfolio manager of the Portfolio

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

Cisco Systems, Inc.	4.6%
Microsoft Corp.	3.9%
Hewlett-Packard Co.	3.0%
Altria Group, Inc.	2.8%
Google, Inc.	2.7%
International Game Technology	2.7%
Danaher Corp.	2.5%
Accenture Ltd.	2.4%
American Express Co.	2.2%
Baxter International, Inc.	2.1%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING VP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006*
	1 Year	5 Year	10 Year	Since Inception of Class S November 1, 2001
Class I	2.65%	2.20%	5.87%	—
Class S	2.42%	1.96%	—	2.86%
Russell 1000® Growth Index(1)	9.07%	2.69%	5.44%	4.40%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Growth Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*  ADV Class commenced operations on December 29, 2006, therefore, there is no performance information for the period ended December 31, 2006.

(1) The Russell 1000® Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING VP Small Company Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, and Steve Salopek, Portfolio Managers of ING Investment Management Co. — the Sub Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class I shares provided a total return of 16.79% compared to the Russell 2000® Index(1), which returned 18.37% for the same period.

Portfolio Specifics: Small-cap stocks performed well in 2006, generally outperforming both mid- and large-caps. The Russell 2000® Index gained 18.4% in 2006, outperforming the large-cap Russell 1000® Index for the seventh year out of eight. Economic strength propelled small-cap corporate earnings to record highs, and acquisitions of smaller firms by private equity buyers also aided results. Despite strong overall performance, this year proved to be a volatile ride for small-caps. During the first quarter, the market favored mid- and small-sized companies within the small-cap universe, and this trend continued as the market sold off during the summer. Larger sized companies declined, with the highest liquidity stocks selling down the most. Larger capitalization companies declined the most, with the highest liquidity stocks suffering the most. During the third quarter, cyclical companies corrected significantly, affecting the transportation, energy and capital goods areas. During this sell-off, financials showed resiliency, which provided support for the Russell 2000® Index. Although volatility was at an all time low, it was a difficult year for stock selection, as the market did not differentiate between high- and low-quality companies.

Strong stock selection in the energy, materials and financials sectors contributed most to results. Our underweight in health care and overweight in industrials and materials also positively impacted performance. In contrast, stock selection in health care and consumer discretionary hurt results. Unfavorable stock selection in information technology, coupled with our slight overweight also negatively impacted performance. Our overweight in energy and our slight underweight in telecommunication services acted as a drag.

Core Laboratories NV and Albemarle Corp. significantly benefited the Portfolio over the period. Core Laboratories NV, which is in the energy equipment and services business, was helped by a strengthening in the energy sector in the last few months of the year. Albemarle Corp. is in the catalyst and specialty chemicals businesses. Favorable performance can be attributed to a significant improvement in the operations of both of these businesses, as well as leverage from increased pricing, which led to higher cash flow growth than was expected.

Chemed Corp. and HealthExtras Inc. were two of the largest detractors from performance over the period. Chemed Corp. is primarily a hospice provider with meaningful exposure to Medicare reimbursement. Chemed Corp. lowered guidance as a result of Medicare reimbursement issues that capped revenue from certain markets and the company was unable to offset this negative development with a reduction in costs to service patients. HealthExtras Inc. is a mid-market pharmacy benefit management company. The company lowered expectations for the year, as a large contract for the state of Maryland awarded in the beginning of the year has not yet started up due to appeals by the previous provider. We continue to own the stock because we believe the delay in the initiation of this contract will not have a significant impact on the company's fundamentals.

Current Strategy and Outlook: We believe that economic growth will continue to slow. We continue to focus on companies with strong balance sheets and cash flow generation capabilities that can show stable growth despite a moderating economy. Our largest overweight in the Portfolio is energy. The valuations of the companies in this sector are at or below long-term averages. Also, the implied volatility from futures contracts for oil and gas are low, which is beneficial for smaller, less liquid shares. Our largest underweight is consumer discretionary, as this sector is heavily reliant on consumer spending. Although the impact of rising interest rates and gas prices have been somewhat alleviated, we believe that the weakness in the housing market and the absence of mortgage equity withdrawals will continue to be a headwind for the consumer. In capital goods, we have positioned the Portfolio away from deeply cyclical companies. We are likely to increase our weighting in consumer services, especially in companies that can show stable growth despite a slowing economy.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

UAP Holding Corp.	1.4%
ITC Holdings Corp.	1.3%
Ansys, Inc.	1.2%
Bank Mutual Corp.	1.2%
Toro Co.	1.2%
Albemarle Corp.	1.1%
NewAlliance Bancshares, Inc.	1.1%
Psychiatric Solutions, Inc.	1.1%
Landamerica Financial Group, Inc.	1.1%
Teledyne Technologies, Inc.	1.1%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

ING VP SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	5 Year	10 Year	Since Inception of Class S November 1, 2001
Class I	16.79%	9.22%	11.87%	—
Class S	16.07%	8.97%	—	10.84%
Russell 2000® Index(1)	18.37%	11.39%	9.44%	13.93%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Small Company Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP VALUE OPPORTUNITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING VP Value Opportunity Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks. The Portfolio is managed by a team of equity investment specialists led by Scott Lewis, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class I shares provided a total return of 16.10% compared to the Russell 1000® Value Index(1) and the Russell 1000® Index(2), which returned 22.25% and 15.46%, respectively, for the same period.

Portfolio Specifics: The Portfolio benefited from favorable stock selection in telecommunications, utilities and consumer discretionary. In contrast, our decision to underweight telecommunications acted as a drag as the sector rose 40% in 2006.

The Portfolio underperformed the Russell 1000® Value Index primarily as a result of weak stock selection within the energy and financial sectors. To a lesser extent, our holdings within materials and technology detracted from performance. Within energy, the Portfolio was hurt by our decision to underweight integrated oils in favor of exploration and production companies. The energy sector experienced a flight to quality in the second half of this year caused partly by a sharp and unanticipated decline in natural gas. Within financials, adverse stock selection effects were compounded by an unfavorable underweighting real estate investment trusts, which continue to trade at high valuations.

In telecommunications, our decision to underweight Sprint Nextel Corp. early in the year contributed meaningfully to returns. The stock declined during the first eight months of 2006 due to concerns over its integration with Nextel. We took advantage of this weakness in September and initiated a position. Over the last four months, the stock performed well due to the company's successful launch of a faster cellular internet service. AT&T, Inc. was another telecommunication stock that helped performance. AT&T, Inc. benefited from improved wireline performance and margin recovery at Cingular Wireless. Our utility holdings such as Mirant Corp., PG&E Corp. and Sempra Energy also helped. Within consumer discretionary, Boyd Gaming Corp. was a positive contributor to returns. We bought Boyd Gaming Corp. in August based on our belief that the Street had significantly undervalued its residential property. We believe the company will continue to benefit from its prime real estate and see it as a likely leveraged buyout candidate.

By comparison, our investment in Evergreen Energy, Inc. a company with a potentially revolutionary coal cleaning process, was the largest single stock detractor from performance as management failed to reach its performance milestones during the period. We eliminated this position in December. In financials, our positions in Capital One Financial Corp. and Conseco, Inc. hurt the Portfolio. Capital One Financial Corp. declined on fears of credit deterioration and consumer spending. We see significant upside in Capital One Financial Corp. given its attractive valuation, and believe the company will see synergies from its integration with North Fork Bankcorp. Our position in Conseco, Inc. underperformed as expected ratings upgrade did not occur, due in part to disappointing third-quarter results.

Current Strategy and Outlook: Currently, the Portfolio is positioned in companies which have strong or improving competitive positions, robust end markets and/or superior capital allocation opportunities. Furthermore, we believe each stock possesses an attractive valuation and a clear catalyst to improve it. Some examples of high-conviction holdings include Peabody Energy Corp., Union Pacific Corp., ABB Ltd. ADR, The Bank of New York Co., Inc., and Hudson City Bancorp, Inc.

We believe there is meaningful upside in Peabody Energy Corp. and Union Pacific Corp., both of which will continue to play important roles in the development of the Powder River Basin in Wyoming. This region contains one of the largest coal deposits in the world and activity there will continue to expand as mines in Appalachia increasingly become cost prohibitive. The Bank of New York Co., Inc. which recently agreed to acquire Mellon Financial Corp., is trading at a meaningful discount to competitors Northern Trust Corp. and State Street Corp. We believe that when the transaction is completed and integration proves successful, this valuation gap will close. We further believe that the combined company will achieve greater synergies than Wall Street is currently expecting, leading to additional upside. Hudson City Bancorp, Inc. another regional bank holding company is, in our view, poised to outperform as the significant excess capital it has put to work could benefit from an expected steepening of the yield curve and a possible Federal Reserve Board rate hike by mid-2007.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

ExxonMobil Corp.	4.8%
Bank of America Corp.	4.0%
Citigroup, Inc.	3.9%
JPMorgan Chase & Co.	3.5%
AT&T, Inc.	3.4%
Pfizer, Inc.	3.2%
Procter & Gamble Co.	3.1%
Altria Group, Inc.	2.7%
Wells Fargo & Co.	2.6%
Mirant Corp.	2.3%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING VP VALUE OPPORTUNITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006*
	1 Year	5 Year	10 Year	Since Inception of Class S July 16, 2001
Class I	16.10%	4.76%	9.86%	—
Class S	15.77%	4.50%	—	2.38%
Russell 1000® Value Index(1)	22.25%	10.86%	11.00%	9.12	%(3)
Russell 1000® Index(2)	15.46%	6.82%	8.64%	5.38	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Value Opportunity Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the indices. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*  ADV Class commenced operations on December 29, 2006, therefore, there is no performance information for the period ended December 31, 2006.

(1) The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Portfolio invests than the S&P 500® Composite Stock Price Index.

(2) The Russell 1000® Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(3) Since inception performance for the indices is shown from August 1, 2001.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING VP Intermediate Bond Portfolio (the "Portfolio") seeks to maximize total return consistent with reasonable risk by investing in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by James B. Kauffmann, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class I shares provided a total return of 4.06% compared to the Lehman Brothers® Aggregate Bond Index(1) ("LBAB"), which returned 4.33% for the same period.

Portfolio Specifics: 2006 was supposed to be the year that synchronized global growth led to capacity constraints in labor and manufacturing and rising commodity prices. This combination was expected to produce inflation rates that would have been unacceptable to the U.S. Federal Reserve Board ("Fed") and global investors in general. A repudiation of U.S. dollar-based assets and a Fed bent on draining liquidity from the market was expected to lead to rising interest rates and a decline in prices of high risk assets relative to their low risk counterparts. As the carry trade was unwound, volatility was expected to re-emerge. Investors were also expected to come to the realization that the Fed was behind this steepening of the yield curve and that it could not control inflation.

However, capital markets rarely serve up what is expected. Although we did in fact experience the greatest surge in global growth since the 1970s, and the longest string of 6% plus gross domestic product ("GDP") growth since the 1980s, the economy could not deal with a simultaneous slowdown in housing and manufacturing. Even though there was a brief inflation scare as the core consumer price index reached a peak of 2.9%, a level not seen since 1996, unit labor cost increases were offset by falling goods prices. The market correctly predicted that growth and inflation would moderate and these robust economic statistics would be fleeting.

Overall, last year's bond market can best be described as a battle of two halves. In the first half of 2006, the market battled inflation and oil fears. In the second half of 2006, the market dealt with a housing- and automotive-induced slowdown, as well as a benign Fed. Throughout the year, leveraged buyouts ("LBOs") vexed the investment corporate bond market, as the re-levering of corporate balance sheets reached new highs. The Fed continued its tightening regime until late into the summer when the Federal Open Market Committee ("FOMC") paused and held the key overnight steady at 5.25% for the remainder of the year. The yield curve inverted for the first time in many years, and it stayed in this inherently unstable shape for the rest of the period. All sectors of the LBAB Index outperformed Treasuries, although the sub-prime mortgage market languished in the second half as the domestic residential real estate market slumped.

Impact of Key Portfolio Holdings and Sector Concentration: While the Portfolio largely avoided the deleterious effects that LBOs can bring to bond portfolios, performance relative to our peers was not as strong as in the past. In general, our defensive posture towards credit hurt the Portfolio, although exposures were re-calibrated frequently through the course of the year. We remained uncomfortable with the limited compensation for risk provided by credit-sensitive bonds. Low volatility further impacted our security selection process, and our small allocations to high-yield and emerging-market debt were helpful but too modest given the strong outperformance of those two high risk sectors. Yet, timely allocations to 10/1 adjustable rate mortgages ("ARMs") in lieu of fixed-rate fifteen year mortgage-backed securities ("MBS") proved beneficial as were tactical overweights to the MBS sector in general. Our security selection process did produce some wins in the areas of financial debt and floating rate notes. Ultimately, the greatest drag on performance proved to be our short duration posture in the second half of the year. Investors quickly — and we believe, incorrectly — viewed the Fed's pause as a sign of imminent easing.

Current Strategy and Outlook: We expect slow growth to persist early in 2007. We expect, housing and auto-related manufacturing to continue to be weak during the first part of the year, but we predict they will to recover as the year progresses. We believe, the economy may experience sub-trend growth for a couple of quarters until consumers adjust their spending patterns in the new environment. Long-term, we view the economy as resilient despite market signals (such as an inverted yield curve) that predict a hard landing. Our view is that this pessimistic outlook is not warranted given the strength in the service sector, export growth and the labor market. Housing is already showing signs of stabilization. We see limited risk based on the variables that would further negatively affect this sector, such as higher mortgage rates and lower personal income.

The effects of a global capital market with easy money have had an impact beyond the artificially low long-term rates in the U.S. Investors flush with cash and seeking high-paying investment opportunities continue to demand stockholder-friendly transactions. Leveraged buyout targets are rumored to include Alltel Corp., Western Union Co., Anheuser-Busch Cos., Inc. and JC Penney Co., Inc. We are cautiously bullish on credit in the very short term. Strategically, we remain defensive on credit as we are concerned that issue specific risk may not be compensated appropriately. Our mortgage allocation is slightly overweight on a contribution-to-duration basis, and we continue to benefit from exposure to off-index mortgage-backed securities such as ARMs. Our exposure to high-yield and emerging-market debt is limited and we maintain a slight overweight exposure in high yield on a contribution-to-duration basis. We have zero exposure to emerging market debt. The interest rate strategy team has targeted a duration position slightly shorter than the benchmark with a bias toward long-term rates rising more than short-term rates.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Investment Type Allocation
as of December 31, 2006
(as a percent of net assets)

Collateralized Mortgage Obligations	33.4%
Corporate Bonds/Notes	28.1%
U.S. Government Agency Obligations	27.8%
U.S. Treasury Obligations	11.2%
Asset-Backed Securities	3.0%
Preferred Stock	1.8%
Mutual Fund	1.4%
Municipal Bonds	1.0%
Other Bonds	0.8%
Equity-Linked Securities	0.4%
Repurchase Agreement	1.2%
Other Assets and Liabilities, Net*	(10.1)%
Net Assets	100.0%

*  Includes securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

Federal National Mortgage Association, 5.000%, due 01/12/36	8.0%
U.S. Treasury Note, 4.625%, due 11/30/08	4.4%
U.S. Treasury Bond, 4.500%, due 02/15/36	1.9%
Federal National Mortgage Association, 5.250%, due 08/01/12	1.2%
Citigroup Mortgage Loan Trust, Inc., 6.096%, due 08/25/36	1.1%
U.S. Treasury Note, 4.625%, due 11/15/09	1.0%
JP Morgan Mortgage Trust, 5.408%, due 11/25/35	1.0%
Federal Home Loan Mortgage Corporation, 6.625%, due 09/15/09	1.0%
Federal National Mortgage Association, 5.500%, due 11/01/33	1.0%
Federal Home Loan Mortgage Corporation, 5.500%, due 04/24/09	1.0%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund, repurchase agreement and securities lending collateral.

Portfolio holdings are subject to change daily.

ING VP INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006	Since Inception of Class S May 3, 2002
Class ADV	—	—	—	(0.30)%	—
Class I	4.06%	5.32%	6.03%	—	—
Class S	3.77%	—	—	—	5.31%
LBAB Index(1)	4.33%	5.06%	6.24%	N/A(2)	4.98	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Intermediate Bond Portfolio against the index indicated. An index has has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The LBAB Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(2) Since inception performance for the the index is not shown.

(3) Since inception performance for the index is shown from May 1, 2002.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP MONEY MARKET PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING VP Money Market Portfolio (the "Portfolio") seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. The Portfolio is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class I shares provided a total return of 4.88% compared to the iMoneyNet First Tier Retail Index, which returned 4.30% for the same period.

Portfolio Specifics: The calendar year 2006 can be separated into two distinct halves. During the first half of the year, the Federal Open Market Committee ("FOMC") raised rates 0.25% at each of its four meetings. Short-term money market rates increased in response to the FOMC's rate actions. The markets priced in expectations for continued U.S. Federal Reserve Board's ("Fed") rate increases after each meeting during the period. The FOMC did not increase rates at all during the second half of the year, as economic growth slowed to a more moderate level due primarily to a slowdown in the housing market. Despite inflation remaining above the Fed's 1%-2% comfort level and a tight labor market, the markets shifted from expecting future rate increases to pricing in future rate cuts.

Our primary investment strategy, which we had in place since the second half of 2004, did not change significantly during the first half of the year. The Portfolio benefited from a large amount of interest sensitive floating rate securities. In addition to our emphasis on floating rate securities, we continued to focus new purchases on very short maturity securities that typically matured prior to a forthcoming FOMC meeting. These performed well during the rising rate environment. We made selective purchases in the two- to three-month maturity range only when they fully priced in future Fed rate increases. For a brief period in June, the market priced in a more aggressive Fed with 1-Year LIBOR nearing 5.80%. We took the opportunity to extend the Portfolio's weighted average maturity ("WAM") from approximately 20 days to approximately 40 days, by investing approximately 5% of the Portfolio in fixed rate securities with maturities greater than six months. This maturity extension positioned the Portfolio to take advantage of the shift in the FOMC's rate posture during the second half of the year and the markets' reaction to such shift. The fixed rate securities with maturities longer than six months added a yield premium over shorter securities. We elected to sell a portion of the longer-term fixed rate securities at a gain during the third and fourth quarters when the market priced in significant future Fed rate cuts. We added longer-term securities when yields increased as rate cut expectations moderated. We ended the year with a WAM of 42 days.

Current Strategy and Outlook: The short-term market as represented by the trading of federal funds futures has been pricing in as much as four 0.25% rate cuts by the Fed in 2007. We are not in agreement with this outlook, and therefore have been cautious in extending our WAM too much. The market has mostly ignored inflation indicators and recent Fed rhetoric outlining their inflation concerns, and instead focused on slower growth. We anticipate that upcoming economic data will be mixed or potentially surprise to the upside as it relates to growth and or inflation leading to higher yields for longer-term money market securities. This will also allow the FOMC plenty of room to keep rates fixed at their current levels for a prolonged period. We expect more opportunities in the near-term to add additional days to our WAM at yields above what is currently priced into the market for short-term money market securities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Investment Type Allocation as of December 31, 2006 (as a percent of net assets)
Corporate Bonds/Notes	50.2%
Commercial Paper	38.4%
Collateralized Mortgage Obligations	4.0%
Repurchase Agreement	2.6%
Certificates of Deposit	2.5%
U.S. Government Agency Obligations	2.5%
Other Assets and Liabilities, Net	(0.2)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP Global Science and Technology Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, Erin Xie, PhD, Managing Director and Portfolio Manager and Jean M. Rosenbaum, Managing Director and Portfolio Manager of BlackRock Advisors, LLC* — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class I shares provided a total return of 7.26% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") and the NYSE Arca Tech 100 IndexSM(2), which returned 15.79% and 5.20%, respectively, for the same period.

Portfolio Specifics: U.S. equity markets generated strong gains during this period as demonstrated by the 15.79% return registered by the S&P 500® Index. The broad market rally was due mainly to stabilizing interest rates and solid global economic growth. The U.S. Federal Reserve Board ("Fed") chose to maintain the Fed funds target at 5.25% and end its streak of 17 consecutive 25 basis point increases on June 29, and has held rates steady since. This policy decision was further validated as moderating economic fundamentals and falling crude oil prices eased investor concern over potentially accelerating inflationary pressures.

Relative to the NYSE Arca Tech 100 IndexSM, strong stock selection in information technology and health care bolstered portfolio returns, while the negative selection effect in industrials hurt relative performance. Stock selection in the semiconductor and internet software & services industries was a significant positive contributor, outweighing the negative allocation effect from these two underperforming industries. Internet software & services stocks such as Akamai Technologies, Inc. and NHN Corp. were both significant contributors to the Portfolio's return during the period. In the communications equipment and electronic equipment & instruments industries, Cisco Systems, Inc. and HON HAI Precision Industries Co., Ltd. were the most notable positive contributors. Conversely, an underweight in Network Appliance, Inc. and Apple Computer, Inc. as well as the avoidance of strong-performing index holdings such as QLogic Corp. and BMC Software, Inc. hurt relative performance.

Strength in the health care segment of the Portfolio was the result of quality stock selection in the biotechnology industry as well as an underweight to health care equipment and supplies. In particular, a significant underweight to St. Jude Medical, Inc. throughout the period contributed positively to relative returns as the stock declined significantly throughout the first and second quarters of 2006. In contrast, the Portfolio's underweight in the life sciences tools & services industry dampened returns. This was primarily a result of the exclusion of Thermo Fisher Scientific, Inc. from our holdings.

Lastly, the negative stock selection effect in industrials dampened relative returns over the past year. The most significant negative impact was the result of a meaningful underweight to Lockheed Martin Corp. The Aerospace & Defense Company rose 47% during the period, while maintaining a sizable weight within the benchmark over the past 12 months.

Current Strategy and Outlook: With about 64% of the Portfolio invested in information technology at the end of December, we remain overweight in communications equipment names in order to capitalize on the demand for mobility and broadband access. Moreover, we look to increase our exposure to Taiwan based companies as favorable market conditions make them prime targets to be acquired by U.S. companies looking to increase their exposure in Asia. Sector positioning regarding healthcare is currently neutral to the benchmark due to the uncertainty created by the newly elected U.S. Democratic Congress. The Portfolio maintains an underweight in information technology due to pockets of weakness within the sector.

*  Effective September 30, 2006, BlackRock Advisors, LLC began serving as sub-adviser to the Portfolio. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.'s investment management businesses combined with that of BlackRock, Inc. to create a new independent company and on September 29, 2006, BlackRock Advisors, Inc. reorganized into BlackRock Advisors, LLC. Prior to September 30, 2006, BlackRock Advisors, Inc. served as sub-adviser to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings* as of December 31, 2006 (as a percent of net assets)
Cisco Systems, Inc.	2.6%
Alexion Pharmaceuticals, Inc.	2.2%
Google, Inc.	2.0%
Apple Computer, Inc.	2.0%
International Business Machines Corp.	1.8%
Lockheed Martin Corp.	1.8%
Akamai Technologies, Inc.	1.6%
Microsoft Corp.	1.6%
Network Appliance, Inc.	1.4%
Adobe Systems, Inc.	1.4%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	5 Year	Since Inception of Class I May 1, 2000	Since Inception of Class S November 1, 2001
Class I	7.26%	0.22%	(11.05)%	—
Class S	6.79%	0.13%	—	2.22%
S&P 500® Index(1)	15.79%	6.19%	1.30%	7.69%
NYSE Arca Tech 100 IndexSM(2)	5.20%	5.34%	(2.90)%	8.01%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Global Science and Technology Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) The NYSE Arca Tech 100 IndexSM is a multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different subsectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, ING Investment Management Co. served as the investment adviser. Prior to January 1, 2004, the Portfolio was sub-advised by a different sub-adviser.

ING VP INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

The ING VP International Equity Portfolio (the "Portfolio") seeks long term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States. The Portfolio will not target any given level of current income. The Portfolio is managed by Martin Jansen, Portfolio Manager and Carl Ghielen, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio's Class I shares provided a total return of 23.48% compared to the Morgan Stanley Capital International-Europe, Australasia and Far East® Index(1) ("MSCI EAFE® Index"), which returned 26.86% for the same period.

Portfolio Specifics: International markets got off to an exceptional start during the first five months of the year. However, a market correction in May and June proved costly. Specifically, emerging markets suffered a sharp sell off in what the market perceived to be riskier assets. During the third quarter, markets seemed to recoup much of the losses amid an increase in merger and acquisition activity, a decline in oil prices, and improved consumer sentiment across Europe. The upward trend continued through the end of the year with improved consumer spending and industrial production.

During the period, the strategy realized gains from its regional positioning, in which we maintained a modest out-of-benchmark allocation to emerging markets. Positive contributions came from security in developed Asia ex-Japan, while this was offset by selection in Europe.

In contrast, security selection acted as the biggest drag. While selection in consumer staples and energy was particularly beneficial, on the whole, these positives where outweighted by selection in consumer discretionary and information technology, which significantly hurt the the Portfolio. Other notable detractors included selection in financials and industrials.

On a sector allocation basis, positive contributions stemmed from overweight positions in telecommunication services and utilities. By comparison, a modest underweight in materials acted as a drag.

China Life Insurance Co., Ltd. rose strongly after raising $3.62 billion from a stock sale. Petroleum-Geo Services, a Norwegian oil field service company, was bid up as a result of several new marine contracts. Veolia Environment, a world leader in environmental services, reported increased operating profits and revenue.

In contrast, Tandberg Television ASA, a Norwegian manufacturer of television broadcast systems, declined in price after it announced that sales and profits would be lower than estimated. Don Quijote Co., a Japanese operator of discount stores, also suffered from sluggish sales. European Aeronautic Defence & Space Co. NV, a French aeronautical manufacturer, was hurt by development delays.

Current Strategy and Outlook: We are currently overweight energy, health care, telecommunication services, and consumer staples largely at the expense of financials, materials and consumer discretionary. We maintain a modest emerging market exposure, financed by a modest underweight in Europe and Asia Pacific ex-Japan. The Portfolio is valued slightly cheaper than the benchmark, but its stocks, in aggregate, have generated a higher historic growth rate. Embedded in our selection is the expectation that a combination of defensive growth stocks and undervalued cyclical stocks should perform relatively well in an environment of interest rate uncertainty and steady but lower earnings growth.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings* as of December 31, 2006 (as a percent of net assets)
HSBC Holdings PLC	2.9%
Royal Dutch Shell PLC - Class B	2.2%
Roche Holding AG	2.1%
GlaxoSmithKline PLC	2.1%
UBS AG	1.9%
Mitsubishi UFJ Financial Group, Inc.	1.9%
Total SA	1.9%
Barclays PLC	1.9%
Unilever PLC	1.8%
Alcatel SA	1.7%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING VP INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2006*
	1 Year	5 Year	Since Inception of Class I December 22, 1997		Since Inception of Class S November 1, 2001
Class I	23.48%	10.36%	6.96%		—
Class S	23.24%	10.07%	—		10.99%
MSCI EAFE® Index(1)	26.86%	15.43%	8.75	%(2)	15.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP International Equity Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0181 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*  ADV Class commenced operations on December 29, 2006, therefore, there is no performance information for the period ended December 31, 2006.

(1) The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(2) Since inception performance for the index is shown from January 1, 1998.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

ING VP Balanced Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2006*
Actual Portfolio Return
Class ADV(a)	$1,000.00	$1,000.00	1.10%	$0.09
Class I	1,000.00	1,082.80	0.60	3.15
Class S	1,000.00	1,081.70	0.85	4.46
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.66	1.10%	$5.60
Class I	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	1,020.92	0.85	4.33

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except "Actual Portfolio Return" information for share class footnoted above).

(a)  Commencement of operations for Class ADV was December 29, 2006. Expenses paid reflect the three day period ended December 31, 2006 with 0.00% return.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING VP Growth and Income Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2006*
Actual Portfolio Return
Class ADV(a)	$1,000.00	$997.70	1.09%	$0.36
Class I	1,000.00	1,116.00	0.59	3.15
Class S	1,000.00	1,113.40	0.84	4.47
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.71	1.09%	$5.55
Class I	1,000.00	1,022.23	0.59	3.01
Class S	1,000.00	1,020.97	0.84	4.28
ING VP Growth Portfolio
Actual Portfolio Return
Class ADV(b)	$1,000.00	$1,000.00	1.19%	$0.10
Class I	1,000.00	1,066.10	0.69	3.59
Class S	1,000.00	1,064.50	0.94	4.89
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.21	1.19%	$6.06
Class I	1,000.00	1,021.73	0.69	3.52
Class S	1,000.00	1,020.47	0.94	4.79
ING VP Small Company Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,073.90	0.85%	$4.44
Class S	1,000.00	1,069.20	1.10	5.74
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.92	0.85%	$4.33
Class S	1,000.00	1,019.66	1.10	5.60
ING VP Value Opportunity Portfolio
Actual Portfolio Return
Class ADV(b)	$1,000.00	$1,000.00	1.19%	$0.10
Class I	1,000.00	1,116.30	0.69	3.68
Class S	1,000.00	1,114.90	0.94	5.01
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.21	1.19%	$6.06
Class I	1,000.00	1,021.73	0.69	3.52
Class S	1,000.00	1,020.47	0.94	4.79

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except "Actual Portfolio Return" information for share class footnoted above).

(a)  Commencement of operations for Class ADV was December 20, 2006. Expenses paid reflect the 12 day period ended December 31, 2006.

(b)  Commencement of operations for Class ADV of ING VP Growth Portfolio and ING VP Value Opportunity Portfolio was December 29, 2006. Expenses paid reflect the three-day period ended December 31, 2006 with 0.00% return.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING VP Intermediate Bond Portfolio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2006*
Actual Portfolio Return
Class ADV(a)	$1,000.00	$997.00	0.99%	$0.32
Class I	1,000.00	1,045.80	0.49	2.53
Class S	1,000.00	1,044.60	0.74	3.81
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,020.21	0.99%	$5.04
Class I	1,000.00	1,022.74	0.49	2.50
Class S	1,000.00	1,021.48	0.74	3.77
ING VP Money Market Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,025.80	0.34%	$1.74
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,023.49	0.34%	$1.73
ING VP Global Science and Technology Portfolio
Actual Portfolio Return
Class I	$1,000.00	$1,080.20	1.08%	$5.66
Class S	1,000.00	1,078.00	1.33	6.97
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,019.76	1.08%	$5.50
Class S	1,000.00	1,018.50	1.33	6.77
ING VP International Equity Portfolio
Actual Portfolio Return
Class ADV(b)	$1,000.00	$1,000.00	1.49%	$0.12
Class I	1,000.00	1,135.90	0.99	5.33
Class S	1,000.00	1,135.80	1.24	6.68
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,017.69	1.49%	$7.58
Class I	1,000.00	1,020.21	0.99	5.04
Class S	1,000.00	1,018.95	1.24	6.31

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except "Actual Portfolio Return" information for share class footnoted above).

(a)  Commencement of operations for Class ADV was December 20, 2006. Expenses paid reflect the 12 day period ended December 31, 2006.

(b)  Commencement of operations for Class ADV was December 29, 2006. Expenses paid reflect the three day period ended December 31, 2006 with 0.00% return.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders, Board of Directors and Board of Trustees
ING Variable Funds, ING Variable Portfolios, Inc., ING VP Balanced Portfolio, Inc.,
ING VP Intermediate Bond Portfolio, and ING VP Money Market Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING VP Growth and Income Portfolio, a series of ING Variable Funds, ING VP Growth Portfolio, ING VP Small Company Portfolio, ING VP Value Opportunity Portfolio, ING VP Global Science and Technology Portfolio, and ING VP International Equity Portfolio, each a series of ING Variable Portfolios, Inc., ING VP Balanced Portfolio, a series of ING VP Balanced Portfolio, Inc., ING VP Intermediate Bond Portfolio, a series of ING VP Intermediate Bond Portfolio, and ING VP Money Market Portfolio, a series of ING VP Money Market Portfolio, as of December 31, 2006, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2007

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING VP Balanced Portfolio	ING VP Growth and Income Portfolio	ING VP Growth Portfolio
ASSETS:
Investments in securities at value+*	$1,158,165,990	$2,961,778,763	$184,527,868
Short-term investments at amortized cost	130,738,157	330,362,437	30,346,014
Short-term investments in affiliates at amortized cost	40,000,000	138,000,000	—
Cash	156,601	—	1,174
Cash collateral for futures	594,791	3,645,250	—
Receivables:
Investment securities sold	11,212,610	—	1,978,443
Fund shares sold	49,517	2,640	1,000
Dividends and interest	4,094,177	4,183,760	181,115
Variation margin	13,625	—	—
Unrealized appreciation on swap agreements	80,399	—	—
Prepaid expenses	35,571	85,070	5,328
Total assets	$1,345,141,438	$3,438,057,920	$217,040,942
LIABILITIES:
Payable for investment securities purchased	25,937,208	4,121,290	187,205
Payable for fund shares redeemed	3,921,821	4,694,026	1,417,820
Payable for futures variation margin	45,723	310,500	—
Payable upon receipt of securities loaned	119,642,157	324,265,437	28,535,014
Upfront payments received on swap agreements	32,867	—	—
Unrealized depreciation on swap agreements	247,612	—	—
Payable to affiliates	571,042	1,461,992	105,494
Payable to custodian due to bank overdraft	—	13,098	—
Payable to custodian due to foreign currency overdraft**	15,215	—	—
Payable for trustee fees	13,939	43,890	2,403
Other accrued expenses and liabilities	101,775	264,801	23,656
Options written (premium received $178,500)	—	4,200	—
Total liabilities	150,529,359	335,179,234	30,271,592
NET ASSETS	$1,194,612,079	$3,102,878,686	$186,769,350
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,057,912,277	$4,794,356,001	$347,989,497
Undistributed net investment income	30,641,694	161,526	362,892
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	33,382,736	(2,137,563,606)	(175,349,045)
Net unrealized appreciation on investments, foreign currency related transactions, futures, swaps, and written options	72,675,372	445,924,765	13,766,006
NET ASSETS	$1,194,612,079	$3,102,878,686	$186,769,350
+ Including securities loaned at value	$116,092,130	$313,410,855	$27,638,784
* Cost of investments in securities	$1,085,035,643	$2,516,186,591	$170,761,862
** Cost of foreign currency overdraft	$15,245	$—	$—
Class ADV:
Net assets	$1,000	$1,005	$1,000
Shares authorized	$500,000,000	unlimited	$100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	68	43	94
Net asset value and redemption price per share	$14.65	$23.38	$10.65
Class I:
Net assets	$1,183,927,604	$3,098,119,852	$186,494,865
Shares authorized	500,000,000	unlimited	100,000,000
Par value	$0.001	$1.00	$0.001
Shares outstanding	80,833,167	132,507,754	17,509,690
Net asset value and redemption price per share	$14.65	$23.38	$10.65
Class S:
Net assets	$10,683,475	$4,757,829	$273,485
Shares authorized	500,000,000	unlimited	100,000,000
Par value	$0.001	$1.00	$0.001
Shares outstanding	733,384	204,190	25,896
Net asset value and redemption price per share	$14.57	$23.30	$10.56

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING VP Small Company Portfolio	ING VP Value Opportunity Portfolio	ING VP Intermediate Bond Portfolio
ASSETS:
Investments in securities at value+*	$503,214,075	$199,602,327	$2,720,557,085
Short-term investments at amortized cost	132,944,883	34,602,880	435,930,535
Short-term investments in affiliates at amortized cost	15,000,000	—	35,000,000
Cash	671	739	10,181,152
Cash collateral for futures	—	—	2,114,481
Receivables:
Investment securities sold	3,929,092	1,611,215	8,092,992
Fund shares sold	180,033	1,126	2,782,252
Dividends and interest	684,013	192,570	19,998,666
Variation margin	—	—	210,281
Unrealized appreciation on swap agreements	—	—	407,056
Prepaid expenses	13,905	5,568	72,245
Total assets	$655,966,672	$236,016,425	$3,235,346,745
LIABILITIES:
Payable for investment securities purchased	6,560,894	—	292,697,530
Payable for fund shares redeemed	4,054,510	1,916,995	4,631,896
Payable for futures variation margin	—	—	338,599
Payable upon receipt of securities loaned	130,322,883	32,518,880	404,474,535
Upfront payments received on swap agreements	—	—	208,657
Unrealized depreciation on swap agreements	—	—	1,345,145
Payable to affiliates	358,592	120,140	1,092,144
Payable to custodian due to foreign currency overdraft**	—	—	149,219
Payable for trustee fees	10,926	6,348	43,429
Other accrued expenses and liabilities	51,422	48,009	139,639
Total liabilities	141,359,227	34,610,372	705,120,793
NET ASSETS	$514,607,445	$201,406,053	$2,530,225,952
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$375,066,954	$174,818,871	$2,558,604,986
Undistributed net investment income	970,883	3,112,822	914,743
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, and swaps	76,286,117	(5,840,298)	(22,633,737)
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	62,283,491	29,314,658	(6,660,040)
NET ASSETS	$514,607,445	$201,406,053	$2,530,225,952
+ Including securities loaned at value	$125,585,492	$31,476,731	$394,980,010
* Cost of investments in securities	$440,930,584	$170,287,669	$2,725,871,599
** Cost of foreign currency overdraft	$—	$—	$149,521
Class ADV:
Net assets	n/a	$1,000	$972
Shares authorized	n/a	$100,000,000	unlimited
Par value	n/a	$0.001	$1.00
Shares outstanding	n/a	64	75
Net asset value and redemption price per share	n/a	$15.72	$12.96
Class I:
Net assets	$512,445,694	$173,014,208	$1,909,375,838
Shares authorized	$100,000,000	$100,000,000	unlimited
Par value	$0.001	$0.001	$1.00
Shares outstanding	23,617,231	10,919,924	147,277,268
Net asset value and redemption price per share	$21.70	$15.84	$12.96
Class S:
Net assets	$2,161,751	$28,390,845	$620,849,142
Shares authorized	$100,000,000	$100,000,000	unlimited
Par value	$0.001	$0.001	$1.00
Shares outstanding	100,352	1,805,742	48,174,514
Net asset value and redemption price per share	$21.54	$15.72	$12.89

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

	ING VP Money Market Portfolio	ING VP Global Science and Technology Portfolio	ING VP International Equity Portfolio
ASSETS:
Investments in securities at value+*	$—	$80,459,165	$79,049,579
Short-term investments at amortized cost	1,358,123,691	20,519,212	3,228,095
Cash	55,018	642,467	660
Foreign currencies at value**	—	1,079,714	58
Receivables:
Fund shares sold	1,008,428	105,672	1,000
Dividends and interest	5,272,507	32,482	156,191
Unrealized appreciation on forward foreign currency contracts	—	722,146	—
Prepaid expenses	37,039	2,323	2,040
Total assets	$1,364,496,683	$103,563,181	$82,437,623
LIABILITIES:
Payable for fund shares redeemed	8,135,890	5,404	110,459
Payable upon receipt of securities loaned	—	20,519,212	2,781,095
Unrealized depreciation on forward currency contracts	—	762,458	—
Payable to affiliates	352,263	71,522	60,545
Payable for trustee fees	33,983	2,703	2,636
Other accrued expenses and liabilities	124,464	28,075	33,751
Accrued foreign taxes on capital gains	—	23,584	—
Total liabilities	8,646,600	21,412,958	2,988,486
NET ASSETS	$1,355,850,083	$82,150,223	$79,449,137
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,303,349,353	$114,883,870	$74,897,946
Undistributed net investment income	57,121,312	21,353	1,627,816
Accumulated net realized loss on investments and foreign currency related transactions	(4,620,582)	(42,592,253)	(10,820,603)
Net unrealized appreciation on investments and foreign currency related transactions	—	9,837,253	13,743,978
NET ASSETS	$1,355,850,083	$82,150,223	$79,449,137
+ Including securities loaned at value	$—	$19,800,685	$2,634,993
* Cost of investments in securities	$—	$70,582,699	$65,311,349
** Cost of foreign currencies	$—	$1,078,787	$58
Class ADV:
Net assets	n/a	n/a	$1,000
Shares authorized	n/a	n/a	$100,000,000
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	82
Net asset value and redemption price per share	n/a	n/a	$12.21
Class I:
Net assets	$1,355,850,083	$81,599,426	$78,572,931
Shares authorized	unlimited	$100,000,000	$100,000,000
Par value	$1.000	$0.001	$0.001
Shares outstanding	101,206,360	17,814,969	6,392,041
Net asset value and redemption price per share	$13.40	$4.58	$12.29
Class S:
Net assets	n/a	$550,797	$875,206
Shares authorized	n/a	$100,000,000	$100,000,000
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	120,690	71,706
Net asset value and redemption price per share	n/a	$4.56	$12.21

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

	ING VP Balanced Portfolio	ING VP Growth and Income Portfolio	ING VP Growth Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$13,893,410	$47,395,033	$1,529,406
Interest(1)	23,456,276	6,264,961	152,366
Securities lending income	257,478	324,263	7,164
Total investment income	37,607,164	53,984,257	1,688,936
EXPENSES:
Investment management fees	6,188,000	15,476,271	1,145,714
Distribution and service fees	20,914	8,520	706
Transfer agent fees	365	9,200	183
Administrative service fees	680,659	1,702,338	105,020
Shareholder reporting expense	117,637	81,045	5,868
Registration fees	1,285	8,155	491
Professional fees	97,588	206,604	15,235
Custody and accounting expense	161,568	317,520	27,840
Trustee fees	68,517	191,709	8,547
Miscellaneous expense	114,829	269,615	13,171
Interest expense	—	—	920
Interest expense on reverse repurchase agreements	29,415	—	—
Total expenses	7,480,777	18,270,977	1,323,695
Net waived and reimbursed fees	(3,167)	(12,752)	—
Net expenses	7,477,610	18,258,225	1,323,695
Net investment income	30,129,554	35,726,032	365,241
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, AND SWAPS:
Net realized gain (loss) on:
Investments	65,325,630	275,359,277	13,075,352
Foreign currency related transactions	(268,830)	—	—
Futures, swaps, and written options	(82,991)	9,310,614	—
Net realized gain on investments, foreign currency related transactions, futures, swaps, and written options	64,973,809	284,669,891	13,075,352
Net change in unrealized appreciation or depreciation on:
Investments	21,566,306	89,116,725	(9,629,888)
Foreign currency related transactions	296	8,751	—
Futures, swaps, and written options	(931,557)	654,107	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	20,635,045	89,779,583	(9,629,888)
Net realized and unrealized gain on investments, foreign currency related transactions, futures, and swaps	85,608,854	374,449,474	3,445,464
Increase in net assets resulting from operations	$115,738,408	$410,175,506	$3,810,705
* Foreign taxes withheld	$1,150	$358,627	$2,724
(1) Affiliated income	$223,590	$890,365	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

	ING VP Small Company Portfolio	ING VP Value Opportunity Portfolio	ING VP Intermediate Bond Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,374,048	$4,357,874	$2,527,804
Interest(1)	917,191	176,386	109,246,030
Securities lending income	150,459	69,568	970,896
Total investment income	5,441,698	4,603,828	112,744,730
EXPENSES:
Investment management fees	3,730,684	1,216,393	8,259,214
Distribution and service fees	70,503	71,881	1,336,025
Transfer agent fees	365	373	10,390
Administrative service fees	273,575	111,499	1,135,605
Shareholder reporting expense	53,865	7,749	70,438
Registration fees	1,720	634	38,715
Professional fees	48,290	9,527	206,052
Custody and accounting expense	60,755	25,400	225,400
Trustee fees	34,200	14,495	136,890
Miscellaneous expense	39,115	15,004	129,146
Interest expense	—	969	552
Total expenses	4,313,072	1,473,924	11,548,427
Net waived and reimbursed fees	(1,019)	—	(6,604)
Net expenses	4,312,053	1,473,924	11,541,823
Net investment income	1,129,645	3,129,904	101,202,907
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, AND SWAPS:
Net realized gain (loss) on:
Investments	76,296,063	17,917,306	(4,067,570)
Foreign currency related transactions	(4,829)	—	(1,267,463)
Futures and swaps	—	—	(7,690,954)
Net realized gain (loss) on investments, foreign currency related transactions, futures, and swaps	76,291,234	17,917,306	(13,025,987)
Net change in unrealized appreciation or depreciation on:
Investments	(665,601)	9,299,578	2,785,334
Foreign currency related transactions	—	—	5,984
Futures and swaps	—	—	(3,764,369)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(665,601)	9,299,578	(973,051)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, and swaps	75,625,633	27,216,884	(13,999,038)
Increase in net assets resulting from operations	$76,755,278	$30,346,788	$87,203,869
* Foreign taxes withheld	$20,605	$19,350	$30,699
(1) Affiliated income	$72,915	$—	$445,141

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

	ING VP Money Market Portfolio	ING VP Global Science and Technology Portfolio	ING VP International Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$553,890	$2,202,046
Interest	61,182,745	92,904	82,929
Securities lending income	1,086	39,486	51,279
Total investment income	61,183,831	686,280	2,336,254
EXPENSES:
Investment management fees	2,980,838	823,368	610,686
Distribution and service fees	—	1,057	1,748
Transfer agent fees	710	1,117	342
Administrative service fees	655,764	47,667	39,541
Shareholder reporting expense	41,326	4,335	365
Registration fees	803	217	130
Professional fees	68,092	12,592	10,311
Custody and accounting expense	125,115	29,671	36,332
Trustee fees	91,326	5,812	5,734
Miscellaneous expense	83,694	9,090	5,395
Interest expense	—	213	103
Total expenses	4,047,668	935,139	710,687
Net investment income (loss)	57,136,163	(248,859)	1,625,567
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	75,645	11,324,306	8,895,508
Foreign currency related transactions	—	(121,828)	5,165
Net realized gain on investments and foreign currency related transactions	75,645	11,202,478	8,900,673
Net change in unrealized appreciation or depreciation on:
Investments	—	(5,145,946)	4,328,611
Foreign currency related transactions	—	(45,930)	4,536
Net change in unrealized appreciation or depreciation on investments	—	(5,191,876)	4,333,147
Net realized and unrealized gain on investments and foreign currency related transactions	75,645	6,010,602	13,233,820
Increase in net assets resulting from operations	$57,211,808	$5,761,743	$14,859,387
* Foreign taxes withheld	$—	$40,538	$137,903

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Balanced Portfolio		ING VP Growth and Income Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income	$30,129,554	$28,286,963	$35,726,032	$33,375,077
Net realized gain on investments, investments in underlying affiliated funds, foreign currency related transactions, futures, swaps, and written options	64,973,809	64,223,820	284,669,891	286,834,181
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	20,635,045	(39,149,630)	89,779,583	(73,755,824)
Net increase in net assets resulting from operations	115,738,408	53,361,153	410,175,506	246,453,434
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(12)	—
Class I	(28,870,646)	(30,561,067)	(35,978,959)	(32,953,759)
Class S	(70,509)	(64,964)	(46,207)	(22,610)
Total distributions	(28,941,155)	(30,626,031)	(36,025,178)	(32,976,369)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	68,843,823	13,329,999	26,744,895	3,779,349
Proceeds issued in merger	21,745,814	—	—	—
Dividends reinvested	28,941,155	30,626,031	35,997,107	32,951,640
	119,530,792	43,956,030	62,742,002	36,730,989
Cost of shares redeemed	(251,212,849)	(188,164,420)	(482,469,282)	(634,951,531)
Net decrease in net assets resulting from capital share transactions	(131,682,057)	(144,208,390)	(419,727,280)	(598,220,542)
Net decrease in net assets	(44,884,804)	(121,473,268)	(45,576,952)	(384,743,477)
NET ASSETS:
Beginning of year	1,239,496,883	1,360,970,151	3,148,455,638	3,533,199,115
End of year	$1,194,612,079	$1,239,496,883	$3,102,878,686	$3,148,455,638
Undistributed net investment income at end of year	$30,641,694	$28,943,335	$161,526	$393,853

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Growth Portfolio		ING VP Small Company Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income	$365,241	$113,812	$1,129,645	$1,933,631
Net realized gain on investments, investments in underlying affiliated funds, and foreign currency related transactions	13,075,352	16,612,464	76,291,234	70,563,656
Net change in unrealized appreciation or depreciation on investments	(9,629,888)	(2,095,958)	(665,601)	(35,161,610)
Net increase in net assets resulting from operations	3,810,705	14,630,318	76,755,278	37,335,677
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(113,349)	(1,254,943)	(1,544,649)	(629,139)
Class S	—	(1,478)	(154,077)	(11,731)
Net realized gains:
Class I	—	—	(58,647,564)	(5,638,130)
Class S	—	—	(12,123,157)	(645,187)
Total distributions	(113,349)	(1,256,421)	(72,469,447)	(6,924,187)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	51,217,584	5,010,821	161,701,457	84,826,927
Dividends reinvested	113,349	1,256,421	72,469,447	6,924,187
	51,330,933	6,267,242	234,170,904	91,751,114
Cost of shares redeemed	(43,840,954)	(37,695,610)	(186,317,390)	(192,925,770)
Net increase (decrease) in net assets resulting from capital share transactions	7,489,979	(31,428,368)	47,853,514	(101,174,656)
Net increase (decrease) in net assets	11,187,335	(18,054,471)	52,139,345	(70,763,166)
NET ASSETS:
Beginning of year	175,582,015	193,636,486	462,468,100	533,231,266
End of year	$186,769,350	$175,582,015	$514,607,445	$462,468,100
Undistributed net investment income at end of year	$362,892	$111,000	$970,883	$1,808,051

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Value Opportunity Portfolio		ING VP Intermediate Bond Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income	$3,129,904	$2,925,042	$101,202,907	$63,355,329
Net realized gain (loss) on investments, investments in underlying affiliated funds, foreign currency related transactions, futures, and swaps	17,917,306	16,880,743	(13,025,987)	(5,401,705)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	9,299,578	(7,743,251)	(973,051)	(11,601,726)
Net increase in net assets resulting from operations	30,346,788	12,062,534	87,203,869	46,351,898
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(40)	—
Class I	(2,514,028)	(3,812,050)	(75,863,165)	(43,350,584)
Class S	(411,247)	(58,891)	(23,433,812)	(21,220,005)
Net realized gains:
Class I	—	—	—	(5,820,859)
Class S	—	—	—	(2,592,551)
Total distributions	(2,925,275)	(3,870,941)	(99,297,017)	(72,983,999)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,493,673	7,777,950	1,313,238,729	506,231,158
Proceeds issued in merger	—	35,824,021	2,862,609	—
Dividends reinvested	2,925,275	3,870,941	99,270,730	72,952,456
	5,418,948	47,472,912	1,415,372,068	579,183,614
Cost of shares redeemed	(40,387,407)	(70,105,800)	(638,397,059)	(181,491,451)
Net increase (decrease) in net assets resulting from capital share transactions	(34,968,459)	(22,632,888)	776,975,009	397,692,163
Net increase (decrease) in net assets	(7,546,946)	(14,441,295)	764,881,861	371,060,062
NET ASSETS:
Beginning of year	208,952,999	223,394,294	1,765,344,091	1,394,284,029
End of year	$201,406,053	$208,952,999	$2,530,225,952	$1,765,344,091
Undistributed net investment income at end of year	$3,112,822	$2,922,288	$914,743	$735,802

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Money Market Portfolio		ING VP Global Science and Technology Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income (loss)	$57,136,163	$31,890,380	$(248,859)	$(370,605)
Net realized gain on investments and foreign currency related transactions	75,645	16,292	11,202,478	870,559
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	—	232,026	(5,191,876)	7,222,993
Net increase in net assets resulting from operations	57,211,808	32,138,698	5,761,743	7,722,947
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(31,895,864)	(12,797,898)	—	—
Total distributions	(31,895,864)	(12,797,898)	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	428,969,203	229,751,452	13,780,858	14,070,092
Dividends reinvested	31,895,864	12,797,898	—	—
	460,865,067	242,549,350	13,780,858	14,070,092
Cost of shares redeemed	(203,348,846)	(290,343,446)	(21,993,235)	(23,483,463)
Net increase (decrease) in net assets resulting from capital share transactions	257,516,221	(47,794,096)	(8,212,377)	(9,413,371)
Net increase (decrease) in net assets	282,832,165	(28,453,296)	(2,450,634)	(1,690,424)
NET ASSETS:
Beginning of year	1,073,017,918	1,101,471,214	84,600,857	86,291,281
End of year	$1,355,850,083	$1,073,017,918	$82,150,223	$84,600,857
Undistributed net investment income (accumulated net investment loss) at end of year	$57,121,312	$31,881,013	$21,353	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP International Equity Portfolio
	Year Ended December 31, 2006	Year Ended December 31, 2005
FROM OPERATIONS:
Net investment income	$1,625,567	$840,310
Net realized gain on investments and foreign currency related transactions	8,900,673	6,874,664
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	4,333,147	1,165,804
Net increase in net assets resulting from operations	14,859,387	8,880,778
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,095,926)	(539,401)
Class S	(7,085)	(2,439)
Total distributions	(1,103,011)	(541,840)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,382,229	19,109,104
Dividends reinvested	1,103,011	541,840
	18,485,240	19,650,944
Cost of shares redeemed	(14,608,817)	(18,943,392)
Net increase in net assets resulting from capital share transactions	3,876,423	707,552
Net increase in net assets	17,632,799	9,046,490
NET ASSETS:
Beginning of year	61,816,338	52,769,848
End of year	$79,449,137	$61,816,338
Undistributed net investment income at end of year	$1,627,816	$1,100,095

See Accompanying Notes to Financial Statements

ING VP BALANCED PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
	December 29, 2006(1) to December 31,		Year Ended December 31,
	2006		2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$14.65		13.64		13.40		12.50	10.73	12.09
Income (loss) from investment operations:
Net investment income (loss)	$(0.00	)**	0.34	*	0.29	*	0.29	0.25	0.25
Net realized and unrealized gain (loss) on investments	$—		1.00		0.27		0.87	1.76	(1.49)
Total from investment operations	$(0.00	)**	1.34		0.56		1.16	2.01	(1.24)
Less distributions from:
Net investment income	$—		0.33		0.32		0.26	0.24	0.12
Total distributions	$—		0.33		0.32		0.26	0.24	0.12
Net asset value, end of period	$14.65		14.65		13.64		13.40	12.50	10.73
Total Return(2)%	—		9.99		4.24		9.42	18.87	(10.31)
Ratios and Supplemental Data:
Net assets, end of period (millions)	$0	***	1,184		1,236		1,358	1,375	1,223
Ratios to average net assets:
Net expenses after expense waiver(3)%	1.10	(4)	0.60	(4)	0.60		0.59	0.60	0.60
Gross expenses prior to expense waiver(3)%	1.10		0.60		0.60		0.59	0.60	0.60
Net investment income (loss) after expense waiver(3)%	(1.10	)(4)	2.44	(4)	2.30		2.15	2.04	2.00
Portfolio turnover rate %	236		236		308		272	333	345

	Class S
	Year Ended December 31,				May 29, 2003(1) to December 31,
	2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$13.58		13.35	12.49	11.53
Income from investment operations:
Net investment income	$0.32	*	0.27	0.22	0.34
Net realized and unrealized gain on investments	$0.97		0.25	0.89	0.85
Total from investment operations	$1.29		0.52	1.11	1.19
Less distributions from:
Net investment income	$0.30		0.29	0.25	0.23
Total distributions	$0.30		0.29	0.25	0.23
Net asset value, end of period	$14.57		13.58	13.35	12.49
Total Return(2)%	9.62		3.99	9.06	10.51
Ratios and Supplemental Data:
Net assets, end of period (millions)	$11		3	3	1
Ratios to average net assets:
Net expenses after expense waiver(3)%	0.85	(4)	0.85	0.84	0.83
Gross expenses prior to expense waiver(3)%	0.85		0.85	0.84	0.83
Net investment income after expense waiver(3)%	2.29	(4)	2.06	1.98	3.06
Portfolio turnover rate %	236		308	272	333

(1)  Commencement of operations.
(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*  Per share data calculated using average number of shares outstanding throughout the period.
**  Amount is more than $(0.005).
***  Amount is less than $500,000.

See Accompanying Notes to Financial Statements

ING VP GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
	December 20, 2006(1) to December 31,		Year Ended December 31,
	2006		2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$23.70		20.71		19.35	18.28	14.50	19.54
Income (loss) from investment operations:
Net investment income	$0.01	**	0.25	**	0.23	0.28	0.16	0.16
Net realized and unrealized gain (loss) on investments	$(0.06)		2.69		1.35	1.24	3.62	(5.04)
Total from investment operations	$(0.05)		2.94		1.58	1.52	3.78	(4.88)
Less distributions from:
Net investment income	$0.27		0.27		0.22	0.45	—	0.16
Total distributions	$0.27		0.27		0.22	0.45	—	0.16
Net asset value, end of period	$23.38		23.38		20.71	19.35	18.28	14.50
Total Return(2)%	(0.23)		14.20		8.13	8.39	26.07	(24.99)
Ratios and Supplemental Data:
Net assets, end of period (millions)	$0	*	3,098		3,146	3,531	3,795	3,525
Ratios to average net assets:
Net expenses after expense waiver(3)%	1.09	(4)	0.59	(4)	0.59	0.58	0.60	0.59
Gross expenses prior to expense waiver(3)%	1.09		0.59		0.59	0.58	0.60	0.59
Net investment income after expense waiver(3)%	1.08	(4)	1.15	(4)	1.03	1.41	0.95	0.83
Portfolio turnover rate %	103		103		80	139	150	246

	Class S
	Year Ended December 31,				June 11, 2003(1) to December 31,
	2006		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$20.69		19.34	18.26	16.32
Income from investment operations:
Net investment income	$0.20	**	0.14	0.21	0.04
Net realized and unrealized gain on investments	$2.64		1.41	1.26	1.90
Total from investment operations	$2.84		1.55	1.47	1.94
Less distributions from:
Net investment income	$0.23		0.20	0.39	—
Total distributions	$0.23		0.20	0.39	—
Net asset value, end of period	$23.30		20.69	19.34	18.26
Total Return(2)%	13.72		7.98	8.10	11.89
Ratios and Supplemental Data:
Net assets, end of period (millions)	$5		2	2	2
Ratios to average net assets:
Net expenses after expense waiver(3)%	0.84	(4)	0.84	0.83	0.84
Gross expenses prior to expense waiver(3)%	0.84		0.84	0.83	0.84
Net investment income after expense waiver(3)%	0.94	(4)	0.78	1.18	0.57
Portfolio turnover rate %	103		80	139	150

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

*  Amount is less than $500,000.

**  Per share data calculated using average shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING VP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I
	December 29, 2006(1) to December 31,	Year Ended December 31,
	2006	2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$10.65	10.38	9.56		8.93	6.85	9.64
Income (loss) from investment operations:
Net investment income (loss)	$(0.00)*	0.02	0.02		0.06	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	$—	0.26	0.87		0.58	2.07	(2.78)
Total from investment operations	$(0.00)*	0.28	0.89		0.64	2.08	(2.79)
Less distributions from:
Net investment income	$—	0.01	0.07		0.01	—	—
Total distributions	$—	0.01	0.07		0.01	—	—
Net asset value, end of period	$10.65	10.65	10.38		9.56	8.93	6.85
Total Return(2)%	—	2.65	9.38	†	7.19	30.36	(28.94)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1	186,495	175,297		193,280	224,330	181,029
Ratios to average net assets:
Expenses(3)%	1.19	0.69	0.69		0.69	0.71	0.72
Net investment income (loss)(3)%	(1.19)	0.19	0.08		0.61	0.13	(0.06)
Portfolio turnover rate	% 188	188	119		123	162	241

	Class S
	Year Ended December 31,
	2006		2005		2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of year		$10.31	9.50		8.88	6.83		9.63
Income (loss) from investment operations:
Net investment income (loss)		$(0.01)	(0.00	)*	0.04	0.00	*	(0.01)
Net realized and unrealized gain (loss) on investments		$0.26	0.85		0.58	2.05		(2.79)
Total from investment operations		$0.25	0.85		0.62	2.05		(2.80)
Less distributions from:
Net investment income		$—	0.04		—	—		—
Total distributions		$—	0.04		—	—		—
Net asset value, end of year		$10.56	10.31		9.50	8.88		6.83
Total Return(2)%		2.42	9.05	†	6.98	30.01		(29.08)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$273	285		356	292		53
Ratios to average net assets:
Expenses	%	0.94	0.94		0.94	0.96		0.97
Net investment income (loss)%		(0.06)	(0.17)		0.44	(0.10)		(0.31)
Portfolio turnover rate	%	188	119		123	162		241

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Amount is less than $0.005 or more than $(0.005) per share or less than 0.005%.

†  In 2005, the Investment Adviser fully reimbursed the Portfolio for a loss incurred from a transaction not meeting the Portfolio's investment's guidelines. There was no impact on total return.

See Accompanying Notes to Financial Statements

ING VP SMALL COMPANY PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class I
	Year Ended December 31,
	2006			2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$21.65		19.94		17.48	12.75	16.68
Income (loss) from investment operations:
Net investment income		$0.05		0.10		0.04	0.06	0.05
Net realized and unrealized gain (loss) on investments		$3.46		1.92		2.47	4.71	(3.91)
Total from investment operations		$3.51		2.02		2.51	4.77	(3.86)
Less distributions from:
Net investment income		$0.09		0.03		0.05	0.04	0.07
Net realized gains on investments		$3.37		0.28		—	—	—
Total distributions		$3.46		0.31		0.05	0.04	0.07
Net asset value, end of year		$21.70		21.65		19.94	17.48	12.75
Total Return(1)%		16.79		10.27	†	14.39	37.47	(23.23)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$512,446		393,700		461,014	464,228	288,890
Ratios to average net assets:
Net expenses after expense waiver	%	0.85	(2)	0.85		0.84	0.85	0.87
Gross expenses prior to expense waiver	%	0.85		0.85		0.84	0.85	0.87
Net investment income after expense waiver	%	0.26	(2)	0.43		0.21	0.47	0.39
Portfolio turnover rate	%	83		72		93	178	371
	Class S
	Year Ended December 31,
	2006			2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$21.59		19.90		17.49	12.72	16.68
Income (loss) from investment operations:
Net investment income (loss)		$(0.05	)*	0.06		0.03 *	0.01	(0.04)
Net realized and unrealized gain (loss) on investments		$3.41		1.92		2.43	4.79	(3.86)
Total from investment operations		$3.36		1.98		2.46	4.80	(3.90)
Less distribution from:
Net investment income		$0.04		0.01		0.05	0.03	0.06
Net realized gains on investments		$3.37		0.28		—	—	—
Total distribution		$3.41		0.29		0.05	0.03	0.06
Net asset value, end of year		$21.54		21.59		19.90	17.49	12.72
Total Return(1)%		16.07		10.05	†	14.09	37.76	(23.45)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$2,162		68,768		72,225	840	184
Ratios to average net assets:
Net expenses after expense waiver	%	1.10	(2)	1.10		1.09	1.10	1.12
Gross expenses prior to expense waiver	%	1.10		1.10		1.09	1.10	1.12
Net investment income after expense waiver	%	(0.24	)(2)	0.26		0.19	0.22	0.14
Portfolio turnover rate	%	83		72		93	178	371

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

*  Per share data calculated using average number of shares outstanding throughout the period.

†  In 2005, the Investment Adviser fully reimbursed the Portfolio for a loss incurred from a transaction not meeting the Portfolio's investment guidelines. There was no impact on total return.

See Accompanying Notes to Financial Statements

ING VP VALUE OPPORTUNITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I
	December 29, 2006(1) to December 31,	Year Ended December 31,
	2006	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$15.72	13.84		13.19		12.08	9.77	13.25
Income (loss) from investment operations:
Net investment income (loss)	$(0.00)**	0.23	*	0.19	*	0.24	0.10	0.04
Net realized and unrealized gain (loss) on investments	$—	1.98		0.71		0.98	2.29	(3.47)
Total from investment operations	$(0.00)**	2.21		0.90		1.22	2.39	(3.43)
Less distributions from:
Net investment income	$—	0.21		0.25		0.11	0.08	0.05
Total distributions	$—	0.21		0.25		0.11	0.08	0.05
Net asset value, end of period	$15.72	15.84		13.84		13.19	12.08	9.77
Total Return(2)%	—	16.10		6.95		10.15	24.59	(25.96)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1	173,014		178,828		219,889	257,448	211,470
Ratios to average net assets:
Expenses(3)%	1.19	0.69		0.70		0.69	0.70	0.72
Net investment income (loss)(3)%	(1.19)	1.58		1.47		1.61	0.91	0.51
Portfolio turnover rate	% 83	83		94		16	251	304

	Class S
	Year Ended December 31,
	2006			2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$13.77		13.12		12.03	9.75	13.24
Income (loss) from investment operations:
Net investment income		$0.19	*	0.16	*	0.13	0.04	0.01
Net realized and unrealized gain (loss) on investments		$1.96		0.71		1.05	2.31	(3.46)
Total from investment operations		$2.15		0.87		1.18	2.35	(3.45)
Less distributions from:
Net investment income		$0.20		0.22		0.09	0.07	0.04
Total distributions		$0.20		0.22		0.09	0.07	0.04
Net asset value, end of year		$15.72		13.77		13.12	12.03	9.75
Total Return(2)%		15.77		6.76		9.88	24.21	(26.12)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$28,391		30,125		3,505	2,277	1,092
Ratios to average net assets:
Expenses	%	0.94		0.95		0.94	0.95	0.97
Net investment income	%	1.32		1.18		1.36	0.64	0.26
Portfolio turnover rate	%	83		94		16	251	304

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

ING VP INTERMEDIATE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
	December 20, 2006(1) to December 31,		Year Ended December 31,
	2006		2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$13.53		12.97		13.14	14.15	13.53	12.95
Income (loss) from investment operations:
Net investment income	$0.02		0.65	*	0.54	0.53	0.56	0.45
Net realized and unrealized gain (loss) on investments	$(0.06)		(0.12)		(0.13)	0.13	0.29	0.63
Total from investment operations	$(0.04)		0.53		0.41	0.66	0.85	1.08
Less distributions from:
Net investment income	$0.53		0.54		0.51	1.11	0.11	0.43
Net realized gains on investments	$—		—		0.07	0.56	0.12	0.07
Total distributions	$0.53		0.54		0.58	1.67	0.23	0.50
Net asset value, end of period	$12.96		12.96		12.97	13.14	14.15	13.53
Total Return(2)%	(0.30)		4.06		3.14	4.88	6.30	8.33
Ratios and Supplemental Data:
Net assets, end of period (millions)	$0	**	1,909		1,148	1,093	1,126	1,206
Ratios to average net assets:
Net expenses after expense waiver(3)%	0.99	(4)	0.49	(4)	0.49	0.48	0.50	0.49
Gross expenses prior to expense waiver(3)%	0.99		0.49		0.49	0.48	0.50	0.49
Net investment income after expense waiver(3)%	6.82	(4)	4.97	(4)	4.14	3.79	3.77	3.50
Portfolio turnover rate %	390		390		589	407	521	565

	Class S
	Year Ended December 31,					May 3, 2002(1) to December 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.91		13.09	14.13	13.53	13.05
Income (loss) from investment operations:
Net investment income	$0.61	*	0.41	0.40	0.49	0.16
Net realized and unrealized gain (loss) on investments	$(0.12)		(0.03)	0.22	0.32	0.81
Total from investment operations	$0.49		0.38	0.62	0.81	0.97
Less distributions from:
Net investment income	$0.51		0.49	1.10	0.09	0.42
Net realized gains on investments	$—		0.07	0.56	0.12	0.07
Total distributions	$0.51		0.56	1.66	0.21	0.49
Net asset value, end of period	$12.89		12.91	13.09	14.13	13.53
Total Return(2)%	3.77		2.94	4.58	6.04	7.45
Ratios and Supplemental Data:
Net assets, end of period (millions)	$621		617	301	71	50
Ratios to average net assets:
Net expenses after expense waiver(3)%	0.74	(4)	0.74	0.73	0.75	0.74
Gross expenses prior to expense waiver(3)%	0.74		0.74	0.73	0.75	0.74
Net investment income after expense waiver(3)%	4.69	(4)	3.94	3.52	3.52	3.25
Portfolio turnover rate %	390		589	407	521	565

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Amount is less than $500,000.

See Accompanying Notes to Financial Statements

ING VP MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class I
	Year Ended December 31,
	2006			2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year		$13.17		12.94	12.94	13.03	13.33
Income (loss) from investment operations:
Net investment income		$0.63	*	0.39	0.15	0.08	0.21
Net realized and unrealized gain (loss) on investments		$0.00	**	(0.01)	(0.01)	0.03	—
Total from investment operations		$0.63		0.38	0.14	0.11	0.21
Less distributions from:
Net investment income		$0.40		0.15	0.14	0.20	0.51
Total distributions		$0.40		0.15	0.14	0.20	0.51
Net asset value, end of year		$13.40		13.17	12.94	12.94	13.03
Total Return(1)%		4.88		2.98	1.06	0.92	1.66
Ratios and Supplemental Data:
Net assets, end of year (millions)		$1,356		1,073	1,101	1,238	1,552
Ratios to average net assets:
Expenses	%	0.34		0.35	0.34	0.35	0.34
Net investment income	%	4.79		2.93	1.11	0.91	1.63

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$4.27	3.82	3.87	2.66	4.53
Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.02)	(0.03)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	$0.32	0.47	(0.02)	1.23	(1.84)
Total from investment operations	$0.31	0.45	(0.05)	1.21	(1.87)
Net asset value, end of year	$4.58	4.27	3.82	3.87	2.66
Total Return(1)%	7.26	11.78	(1.29)	45.49	(41.28)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$81,599	84,523	86,291	97,742	45,559
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	1.08	1.06	1.05	1.11	1.11
Gross expenses prior to expense reimbursement/recoupment %	1.08	1.06	1.05	1.10	1.12
Net investment loss after expense reimbursement/recoupment(2)%	(0.29)	(0.48)	(0.67)	(0.88)	(0.89)
Portfolio turnover rate %	129	118	163	15	61

	Class S
	Year Ended December 31, 2006	July 20, 2005(3) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$4.27	3.90
Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.31	0.38
Total from investment operations	$0.29	0.37
Net asset value, end of period	$4.56	4.27
Total Return(1)%	6.79	9.49
Ratios and Supplemental Data:
Net assets, end of period (000's)	$551	78
Ratios to average net assets:
Net expenses after expense reimbursement(2)(4)%	1.33	1.31
Gross expenses prior to expense reimbursement(4)%	1.33	1.31
Net investment loss after expense reimbursement(2)(4)%	(0.51)	(0.73)
Portfolio turnover rate %	129	118

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3)  Commencement of operations.

(4)  Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING VP INTERNATIONAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV		Class I
	December 29, 2006(1) to December 31,		Year Ended December 31,
	2006		2006	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.21		10.11	8.74	7.55	5.78	7.90
Income (loss) from investment operations:
Net investment income (loss)	$(0.00	)*	0.24	0.14	0.07	0.06	0.03
Net realized and unrealized gain (loss) on investments	$—		2.11	1.32	1.21	1.78	(2.13)
Total from investment operations	$(0.00	)*	2.35	1.46	1.28	1.84	(2.10)
Less distributions from:
Net investment income	$—		0.17	0.09	0.09	0.07	0.02
Total distributions	$—		0.17	0.09	0.09	0.07	0.02
Net asset value, end of period	$12.21		12.29	10.11	8.74	7.55	5.78
Total Return(2)%	—		23.48	16.87	17.17	32.05	(26.68)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$1		78,573	61,464	52,505	40,537	28,917
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.49		0.99	1.14	1.15	1.15	1.15
Gross expenses prior to expense reimbursement/recoupment(4)%	1.49		0.99	1.00	0.95	1.38	1.46
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	(1.49)		2.27	1.51	1.00	1.04	0.40
Portfolio turnover rate %	79		79	97	137	85	266

	Class S
	Year Ended December 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$10.05		8.70	7.53	5.78	7.90
Income (loss) from investment operations:
Net investment income (loss)	$0.19	**	0.09	0.05	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	$2.13		1.33	1.21	1.82	(2.13)
Total from investment operations	$2.32		1.42	1.26	1.81	(2.12)
Less distributions from:
Net investment income	$0.16		0.07	0.09	0.06	—
Total distributions	$0.16		0.07	0.09	0.06	—
Net asset value, end of year	$12.21		10.05	8.70	7.53	5.78
Total Return(2)%	23.24		16.53	16.87	31.62	(26.84)
Ratios and Supplemental Data:
Net assets, end of year (000's)	$875		353	265	197	8
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)%	1.24		1.39	1.40	1.40	1.40
Gross expenses prior to expense reimbursement/recoupment %	1.24		1.25	1.20	1.63	1.71
Net investment income after expense reimbursement/recoupment(3)%	1.70		1.16	0.68	0.79	0.15
Portfolio turnover rate %	79		97	137	85	266

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(4)  Annualized for periods less than one year.

*  Amount is more than $(0.005).

**  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006

NOTE 1 — ORGANIZATION

Organization. The ING Variable Product Funds are comprised of ING VP Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING VP Intermediate Bond Portfolio and ING VP Money Market Portfolio (collectively, "Registrants"), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended ("1940 Act").

ING VP Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one portfolio, ING VP Balanced Portfolio ("Balanced"). ING Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Growth and Income Portfolio ("Growth and Income"). ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has eight separate portfolios. The five portfolios that are in this report are: ING VP Growth Portfolio ("Growth"), ING VP Small Company Portfolio ("Small Company"), ING VP Value Opportunity Portfolio ("Value Opportunity"), ING VP Global Science and Technology Portfolio ("Global Science and Technology") and ING VP International Equity Portfolio ("International Equity"). ING VP Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Intermediate Bond Portfolio ("Intermediate Bond"). ING VP Money Market Portfolio is a business trust under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Money Market Portfolio ("Money Market"). Each of the portfolios is a "Portfolio" and collectively, they are the "Portfolios".

The following is a brief description of each Portfolio's investment objective:

•  Balanced seeks to maximize investment return consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds, and cash equivalents;

•  Growth and Income seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock;

•  Growth seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock;

•  Small Company seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities of companies with smaller market capitalizations;

•  Value Opportunity seeks growth of capital primarily through investment in a diversified portfolio of common stocks;

•  Intermediate Bond seeks to maximize total return consistent with reasonable risk by investing in a diversified portfolio consisting primarily of debt securities;

•  Money Market seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments;

•  Global Science and Technology seeks long-term capital appreciation; and

•  International Equity seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States.

Each Portfolio offers Class I and Class S shares. Each Portfolio except, Small Company, Money Market and Global Science and Technology offers Adviser ("ADV") Class shares. The three classes differ principally in applicable distribution and service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees.

Shares of the Portfolios may be offered to segregated asset accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies. Shares may also be offered to qualified pension and retirement plans outside the variable contract and to certain investment advisers and their affiliates. Class I shares may be made available to other investment companies, including series of the companies under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.

ING Investments, LLC ("ING Investments'' or the "Investment Adviser"), an Arizona limited liability company, serves as the investment adviser to the Portfolios. ING Investments has engaged ING Investment Management Co. ("ING IM''), a Connecticut corporation, to serve as the Sub-Adviser to each Portfolio, with the exception of Global Science and Technology. ING Funds Distributor, LLC ("Distributor") is the principal underwriter of the Portfolios. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES`

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios' valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios' Board of Directors/Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value ("NAV") may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of the Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating the Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that a Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under a Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio's NAV. Investments in securities maturing in 60 days or less at the date of valuation are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio's books, and the U.S.

dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Portfolio, with the exception of Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the contract at the time it was opened and the value at the time it was closed.

E.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Balanced, Growth, Small Company, Value Opportunity, Money Market and Global Science and Technology declare and pay dividends annually. Growth and Income and Intermediate Bond declare and pay dividends semi-annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.  Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to requlated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.  Securities Lending. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J.  Illiquid and Restricted Securities. The Portfolios may not invest more than 15% (10% for Money Market) of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.  Delayed Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Portfolios' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

L.  Mortgage Dollar Roll Transactions. Balanced, Growth and Income, Value Opportunity, Global Science and Technology, International Equity and Money Market Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

M.  Options Contracts. Each Portfolio, with the exception of Money Market, may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N.  Swap Contracts. Each Portfolio, with the exception of Money Market, may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation.

O.  Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Portfolio depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements, as a leveraging technique, may increase a Portfolio's yield; however, such transactions also increase a Portfolio's risk to capital and may result in a shareholder's loss of principal.

P.  Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2006, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Balanced	$1,748,600,425	$1,787,490,239
Growth and Income	3,084,548,431	3,561,439,166
Growth	362,247,623	354,774,986
Small Company	400,606,509	422,361,671
Value Opportunity	165,033,104	200,196,422
Intermediate Bond	2,054,455,948	1,275,214,526
Global Science and Technology	107,745,289	113,254,527
International Equity	60,525,412	55,709,540

U.S. Government securities not included above were as follows:

	Purchases	Sales
Balanced	$1,031,743,719	$1,140,091,275
Intermediate Bond	7,381,365,616	7,289,120,484

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into Investment Management Agreements with the Investment Manager. The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Balanced	0.500%
Growth and Income	0.500% on first $10 billion; 0.450% on next $5 billion; and 0.425% over $15 billion
Growth	0.600%
Small Company	0.750%
Value Opportunity	0.600%
Intermediate Bond	0.400%
Money Market	0.250%
Global Science and Technology	0.950%
International Equity	0.850%

The Investment Adviser entered into a sub-advisory agreements with ING IM. ING IM acts as sub-adviser to all Portfolios except for Global Science and Technology. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

BlackRock Advisors, Inc., ("BlackRock"), a Delaware Corporation, serves as Sub-Adviser to Global Science and Technology pursuant to a Sub-Advisory Agreement effective April 1, 2004 between the Investment Adviser and BlackRock.

Effective November 1, 2006, all ING Portfolios sub-advised by ING IM are permitted to invest end-of-day cash balances into affiliated ING Money Market Funds, including ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. As of December 31, 2006, Balanced, Growth and Income, Small Company and Intermediate Bond have waived $3,167, $12,752, $1,019 and $6,604, respectively. These fees are not subject to recoupment.

Pursuant to administration agreements, ING Funds Services, LLC ("IFS"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers.

IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each ADV Class shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan (the "Plan"). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its ADV Class shares.

Class S shares of the Portfolios have adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is compensated by the Portfolios for expenses incurred in the distribution of each Portfolio's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month compensate for expenses incurred in the distribution and promotion of each Portfolio's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2006, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Balanced	$512,181	$56,582	$2,279	$571,042
Growth and Income	1,315,277	145,712	1,003	1,461,992
Growth	96,578	8,853	63	105,494
Small Company	333,631	24,518	443	358,592
Value Opportunity	104,517	9,580	6,043	120,140
Intermediate Bond	847,366	116,959	127,819	1,092,144
Money Market	288,742	63,521	—	352,263
Global Science and Technology	67,496	3,908	118	71,522
International Equity	56,694	3,668	183	60,545

The Portfolios have adopted a Deferred Compensation Plan (the "Policy"), which allows eligible non-affiliated directors as described in the Policy to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Policy.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

At December 31, 2006, the following indirect, wholly owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance and Annuity Company — Balanced (92.31%); Growth and Income (95.99%); Growth (77.38%); Small Company (76.70%); Value Opportunity (83.02%); Intermediate Bond (42.57%); Money Market (97.91%); Global Science and Technology (97.08%); International Equity (98.87%).

ING USA Annuity and Life Insurance Company — Value Opportunity (13.40%); Intermediate Bond (24.41%).

ING Lifestyle Aggressive Growth Portfolio — Small Company (6.60%).

ING Lifestyle Growth Portfolio — Small Company (15.85%); Intermediate Bond (6.56%).

ING Lifestyle Moderate Growth Portfolio — Intermediate Bond (11.20%).

ING Lifestyle Moderate Portfolio — Intermediate Bond (5.90%).

ING National Trust — Growth (22.47%).

NOTE 7 — EXPENSE LIMITATIONS

ING Investments entered into written expense limitation agreements ("Expense Limitation Agreements") with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class ADV	Class I	Class S
Growth	1.30%	0.80%	1.05%
Small Company	N/A	0.95%	1.20%
Value Opportunity	1.30%	0.80%	1.05%
Global Science and Technology	N/A	1.15%	1.40%
International Equity	1.65%	1.15%	1.40%

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assured by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2006, the Portfolios have no reimbursed fees that are subject to possible recoupment by the Investment Adviser.

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — BORROWINGS

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement ") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the portfolios; and (3) enable the portfolios to meet other emergency expenses as defined in the Credit Agreement. The portfolios to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Portfolios will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The following Portfolios utilized the line of credit during the year ended December 31, 2006:

Portfolio	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
Growth	6	$980,000	5.71%
Value Opportunity	4	1,870,000	4.73
Intermediate Bond	1	4,020,000	5.01
Global Science and Technology	2	775,000	5.01
International Equity	1	660,000	5.72

During the year ended December 31, 2006, Balanced entered into reverse repurchase agreements that had an average daily balance outstanding of $7,400,000 with an average interest rate of 5.300% and paid interest of $29,415. There were no outstanding reverse repurchase agreements as of December 31, 2006.

NOTE 9 — OPTIONS WRITTEN

Transactions in written options for Growth & Income for the year ended December 31, 2006 were as follows:

	# of Contracts	Premium
Balance at 12/31/05	—	$—
Options Written	360,000	448,000
Options Terminated in Closing Purchase Transactions	(70,000)	(79,800)
Options Expirations	(140,000)	(189,700)
Options Exercised	—	—
Balance at 12/31/06	150,000	$178,500

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class ADV	Class I		Class S
	December 29, 2006(1) to December 31, 2006	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Balanced (Number of Shares)
Shares sold	68	4,878,404	936,888	102,380	59,464
Shares issued from merger	—	974,709	—	599,724	—
Dividends reinvested	—	2,095,112	2,304,743	5,132	4,914
Shares redeemed	—	(17,759,754)	(13,966,864)	(207,251)	(64,454)
Net increase (decrease) in shares outstanding	68	(9,811,529)	(10,725,233)	499,985	(76)
Balanced ($)
Shares sold	$1,000	$67,433,818	$12,534,653	$1,409,005	$795,346
Shares issued from merger	—	13,476,644	—	8,269,170	—
Dividends reinvested	—	28,870,646	30,561,067	70,509	64,964
Shares redeemed	—	(248,353,965)	(187,304,754)	(2,858,884)	(859,666)
Net increase (decrease)	$1,000	$(138,572,857)	$(144,209,034)	$6,889,800	$644
	Class ADV	Class I		Class S
	December 20, 2006(1) to December 31, 2006	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Growth and Income (Number of Shares)
Shares sold	43	1,044,630	138,694	112,415	50,301
Dividends reinvested	—	1,528,513	1,566,557	1,970	1,077
Shares redeemed	—	(21,948,383)	(32,345,085)	(27,677)	(25,742)
Net increase (decrease) in shares outstanding	43	(19,375,240)	(30,639,834)	86,708	25,636
Growth and Income ($)
Shares sold	$1,000	$24,293,092	$2,773,031	$2,450,803	$1,006,318
Dividends reinvested	—	35,950,900	32,929,030	46,207	22,610
Shares redeemed	—	(481,867,035)	(634,438,393)	(602,247)	(513,138)
Net increase (decrease)	$1,000	$(421,623,043)	$(598,736,332)	$1,894,763	$515,790
	Class ADV	Class I		Class S
	December 29, 2006(1) to December 31, 2006	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Growth (Number of Shares)
Shares sold	94	4,813,793	489,244	5,711	3,047
Dividends reinvested	—	10,584	133,505	—	158
Shares redeemed	—	(4,206,698)	(3,948,289)	(7,478)	(13,059)
Net increase (decrease) in shares outstanding	94	617,679	(3,325,540)	(1,767)	(9,854)
Growth ($)
Shares sold	$1,000	$51,157,509	$4,980,563	$59,075	$30,259
Dividends reinvested	—	113,349	1,254,943	—	1,478
Shares redeemed	—	(43,763,130)	(37,571,404)	(77,824)	(124,206)
Net increase (decrease)	$1,000	$7,507,728	$(31,335,898)	$(18,749)	$(92,469)

(1)  Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class S
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Small Company (Number of Shares)
Shares sold	6,746,441	556,621	822,424	3,729,805
Dividends reinvested	2,874,293	313,991	587,427	32,961
Shares redeemed	(4,186,153)	(5,812,740)	(4,494,836)	(4,206,439)
Net increase (decrease) in shares outstanding	5,434,581	(4,942,128)	(3,084,985)	(443,673)
Small Company ($)
Shares sold	$143,089,598	$11,336,135	$18,611,859	$73,490,792
Dividends reinvested	60,192,208	6,267,269	12,277,239	656,918
Shares redeemed	(90,027,948)	(116,180,823)	(96,289,442)	(76,744,947)
Net increase (decrease)	$113,253,858	$(98,577,419)	$(65,400,344)	$(2,597,237)

	Class ADV	Class I		Class S
	December 29, 2006(1) to December 31, 2006	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Value Opportunity (Number of Shares)
Shares sold	64	163,605	553,896	10,706	37,795
Shares issued from merger	—	—	622,495	—	1,963,304
Dividends reinvested	—	176,547	296,197	29,063	4,597
Shares redeemed	—	(2,338,568)	(5,223,923)	(421,907)	(84,894)
Net increase (decrease) in shares outstanding	64	(1,998,416)	(3,751,335)	(382,138)	1,920,802
Value Opportunity ($)
Shares sold	$1,000	$2,340,296	$7,477,383	$152,377	$300,567
Shares issued from merger	—	—	8,659,509	—	27,164,512
Dividends reinvested	—	2,514,028	3,812,050	411,247	58,891
Shares redeemed	—	(34,295,707)	(68,980,076)	(6,091,700)	(1,125,724)
Net increase (decrease)	$1,000	$(29,441,383)	$(49,031,134)	$(5,528,076)	$26,398,246
	Class ADV	Class I		Class S
	December 20, 2006(1) to December 31, 2006	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Intermediate Bond (Number of Shares)
Shares sold	75	68,647,762	10,413,516	31,962,510	27,761,044
Shares issued from merger	—	222,036	—	—	—
Dividends reinvested	—	5,842,808	3,789,704	1,815,268	1,847,547
Shares redeemed	—	(15,931,235)	(8,854,326)	(33,432,290)	(4,792,299)
Net increase in shares outstanding	75	58,781,371	5,348,894	345,488	24,816,292
Intermediate Bond ($)
Shares sold	$1,000	$896,296,588	$138,846,419	$416,941,141	$367,384,739
Shares issued from merger	—	2,862,609	—	—	—
Dividends reinvested	—	75,836,918	49,139,900	23,433,812	23,812,556
Shares redeemed	—	(209,279,344)	(117,871,564)	(429,117,715)	(63,619,887)
Net increase	$1,000	$765,716,771	$70,114,755	$11,257,238	$327,577,408

(1)  Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I
	Year Ended December 31, 2006	Year Ended December 31, 2005
Money Market (Number of Shares)
Shares sold	32,751,915	17,729,883
Dividends reinvested	2,488,618	999,103
Shares redeemed	(15,506,729)	(22,391,210)
Net increase (decrease) in shares outstanding	19,733,804	(3,662,224)
Money Market ($)
Shares sold	$428,969,203	$229,751,452
Dividends reinvested	31,895,864	12,797,898
Shares redeemed	(203,348,846)	(290,343,446)
Net increase (decrease)	$257,516,221	$(47,794,096)
	Class I		Class S
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	July 20, 2005(1) to December 31, 2005
Global Science and Technology (Number of Shares)
Shares sold	2,971,865	3,651,130	127,341	19,401
Shares redeemed	(4,955,941)	(6,412,052)	(25,008)	(1,044)
Net increase (decrease) in shares outstanding	(1,984,076)	(2,760,922)	102,333	18,357
Global Science and Technology ($)
Shares sold	$13,210,390	$13,994,023	$570,468	$76,069
Shares redeemed	(21,885,263)	(23,479,231)	(107,972)	(4,232)
Net increase (decrease)	$(8,674,873)	$(9,485,208)	$462,496	$71,837

	Class ADV	Class I		Class S
	December 29, 2006(1) to December 31, 2006	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
International Equity (Number of Shares)
Shares sold	82	1,515,345	2,069,109	54,667	57,552
Dividends reinvested	—	100,359	63,014	652	286
Shares redeemed	—	(1,305,211)	(2,060,158)	(18,699)	(53,252)
Net increase in shares outstanding	82	310,493	71,965	36,620	4,586
International Equity ($)
Shares sold	$1,000	$16,604,593	$18,609,378	$776,636	$499,726
Dividends reinvested	—	1,095,926	539,401	7,085	2,439
Shares redeemed	—	(14,409,328)	(18,481,796)	(199,489)	(461,596)
Net increase	$1,000	$3,291,191	$666,983	$584,232	$40,569

(1)  Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 11 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios' Board, the following securities have been deemed to be illiquid. Each Portfolio may invest up to 15% (10% for Money Market) of its net assets, in illiquid securities. Fair value for these securities was determined by ING Funds Valuation Committee appointed by the Portfolios' Board.

Portfolio	Security	Principal Amount	Initial Acquision Date	Cost	Value	Percent of Net Assets
Balanced	Abu Dhabi National Energy Co., 6.500%, due 10/27/36	$623,000	10/26/06	$652,179	$644,728	0.1%
	Alpine III, 5.925%, due 08/16/14	218,000	08/04/04	218,091	218,621	0.0%
	Alpine III, 6.325%, due 08/16/14	218,000	08/04/04	218,091	218,757	0.0%
	Alpine III, 8.125%, due 08/16/14	328,000	08/04/04	331,268	330,109	0.0%
	Alpine III, 11.375%, due 08/16/14	560,000	08/17/04	561,011	574,697	0.0%
	Cameron Highway Oil Pipelines, 5.860%, due 12/15/17	2,075,000	12/05/05	2,075,000	2,028,962	0.2%
	FNMA, 7.125%, due 07/01/27	4,247	04/30/06	4,292	4,319	0.0%
	FNMA, 7.180%, due 07/01/27	28,066	04/30/06	28,405	28,715	0.0%
				$4,088,337	$4,048,908	0.3%
Intermediate Bond	Abu Dhabi National Energy Co., 6.500%, due 10/27/36	$4,151,000	10/26/06	$4,348,004	$4,295,774	0.2%
	Alpine III, 5.925%, due 08/16/14	1,006,000	08/04/04	1,006,400	1,008,867	0.0%
	Alpine III, 6.325%, due 08/16/14	1,006,000	08/04/04	1,006,400	1,009,492	0.0%
	Alpine III, 8.125%, due 08/16/14	1,507,000	08/04/04	1,524,232	1,516,689	0.1%
	Alpine III, 11.375%, due 08/16/14	2,576,000	08/17/04	2,609,207	2,643,605	0.1%
	Cameron Highway Oil Pipelines, 5.860%, due 12/15/17	7,988,000	12/05/05	7,988,000	7,810,770	0.3%
	FNMA, 7.125%, due 07/01/27	849	04/30/06	860	864	0.0%
	FNMA, 7.180%, due 07/01/27	10,551	04/30/06	10,704	10,795	0.0%
				$18,493,807	$18,296,856	0.7%
Money Market	Goldman Sachs Group LP, 5.390%, due 02/14/07	$11,000,000	02/13/06	$11,000,000	$11,000,000	0.8%
	Goldman Sachs Group LP, 5.390%, due 05/11/07	10,500,000	04/11/06	10,500,000	10,500,000	0.8%
	Money Market Trust Series A, 5.425%, due 11/09/07	31,400,000	07/30/04	31,400,000	31,400,000	2.3%
	Newcastle CDO Ltd., 5.380%, due 10/24/07	13,900,000	10/23/03	13,900,000	13,900,000	1.0%
	Newcastle CDO III Ltd., 5.380%, due 9/24/07	13,900,000	09/22/05	13,900,000	13,900,000	1.0%
				$80,700,000	$80,700,000	5.9%

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2006, the Portfolios had securities on loan with the following market values:

	Value of Securities Loaned	Value of Collateral
Balanced	$116,092,130	$119,642,157
Growth and Income	313,410,855	324,265,437
Growth	27,638,784	28,535,014
Small Company	125,585,492	130,322,883
Value Opportunity	31,476,731	32,518,880
Intermediate Bond	394,980,010	404,474,535
Global Science and Technology	19,800,685	20,519,212
International Equity	2,634,993	2,781,095

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS

Concentration (Global Science and Technology). The Portfolio concentrates (for purposes of the 1940 Act) its assets in securities related to a particular industry, which means that at least 25% of its assets will be invested in that particular industry at all times. As a result, the Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Securities (All Portfolios). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios investments.

Emerging Markets Investments (Intermediate Bond, Global Science and Technology and International Equity). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 14 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2006:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Balanced	$(1,408,393)	$509,960	$898,433
Growth and Income	(66,819)	66,819	—
Small Company	—	(268,087)	268,087
Value Opportunity	—	(14,095)	14,095
Intermediate Bond	(277,825)	(1,726,949)	2,004,774
Global Science and Technology	(391,027)	270,212	120,185
International Equity	—	5,165	(5,165)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2006		Year Ended December 31, 2005
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Balanced	$28,941,155	$—	$30,626,031	$—
Growth and Income	36,025,178	—	32,976,369	—
Growth	113,349	—	1,256,421	—
Small Company	6,394,186	66,075,261	640,870	6,283,317
Value Opportunity	2,925,275	—	3,870,941	—
Intermediate Bond	99,297,017	—	71,996,067	987,932
Money Market	31,895,864	—	12,797,898	—
International Equity	1,103,011	—	541,840	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2006 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Capital Losses Deferred	Post-October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Balanced	$42,482,628	$33,095,937	$62,843,492	$—	$—	$(1,148,170)	2008
						(574,085)	2009
						$(1,722,255)
Growth and Income	161,526	—	434,102,939	—	—	(2,062,659,206)	2010
						(63,082,574)	2011
						$(2,125,741,780)
Growth	362,892	—	13,625,486	—	—	(112,000,851)	2009
						(63,207,672)	2010
						$(175,208,523)
Small Company	10,259,128	67,410,628	61,870,735	—	—	—	—
Value Opportunity	3,112,822	—	28,930,128	—	—	(5,455,768)	2010
Intermediate Bond	—	—	(6,180,870)	(1,765,163)	(23,346)	(47,445)	2008
						(14,250)	2009
						(41,990)	2013
						(20,305,969)	2014
						$(20,409,654)
Money Market	57,121,313	—	(119)	—	—	(659,806)	2008
						(3,715,968)	2009
						(169)	2011
						(244,520)	2012
						$(4,620,463)
Global Science and Technology	—	—	9,656,972	—	—	(21,943,692)	2009
						(15,534,432)	2010
						(4,912,495)	2011
						$(42,390,619)
International Equity	1,627,816	—	13,658,216	—	—	(1,513,230)	2009
						(9,221,611)	2010
						$(10,734,841)

Under U.S. federal income tax law, as specified in the Internal Revenue Code (the "Code") and U.S. Treasury regulations, the Portfolios must meet various technical requirements relating to fund administration, portfolio investments, and "eligible investors" in the Portfolios. Complying with these requirements is a condition for beneficial tax treatment of certain insurance products that offer the Portfolios as investment options. The failure of the Portfolios to meet any of these complex requirements could result in an excise tax, administrative penalties imposed by the Internal Revenue Service, potential liability to insurers whose products include the Portfolios as investment options, and unanticipated costs associated with remedying a failure. We are aware that an affiliate of a Portfolio's investment adviser may have failed to limit the availability of ING VP Intermediate Bond Portfolio for investment to "eligible investors" under the Code. The legal and tax consequences, if any, of this are currently under active review, but we do not believe that it is probable that any liability has been incurred by the Portfolio. Although it is not probable that any liability has been incurred, ING has agreed to indemnify the Portfolio from and against economic consequences of any such failure incurred either (i) directly or (ii) by virtue of any indemnification by the Portfolio resulting from such failure.

NOTE 15 — REORGANIZATIONS

On April 29, 2006, Balanced and Intermediate Bond as listed below (each "Acquiring Portfolio" and collectively, "Acquiring Portfolios"), acquired the assets and certain liabilities of the ING VP Convertible Portfolio, The Asset Allocation Portfolio and The Bond Portfolio, also listed below (each "Acquired Portfolio"and collectively, "Acquired Portfolios"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolios, pursuant to a plan or reorganization approved by the Acquired Portfolios' shareholders. The number and value of shares

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 15 — REORGANIZATIONS (continued)

issued by the Acquiring Portfolios are presented in Note 10 — Capital Share Transactions. Net assets and unrealized appreciation/depreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Portfolio Unrealized Appreciation/ (Depreciation) (000's)	Conversion Ratio
Balanced	ING VP Convertible Portfolio	$8,269	$1,224,744	$231	0.81
Balanced	The Asset Allocation Portfolio	13,477	1,224,744	632	0.72
Intermediate Bond	The Bond Portfolio	2,863	1,890,564	(60)	0.74

The net assets of Balanced and Intermediate Bond after the acquisition were approximately $1,246,490,241 and $1,893,426,244, respectively.

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the Securities and Exchange Commission (the "SEC") has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For calendar-year open-end funds, this would be no later than their June 29, 2007 NAV and the effects of FIN 48 would be reflected in the funds' semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management is currently analyzing the tax positions of the Portfolios. To date, this analysis reflects an uncertain tax position in the ING VP Intermediate Bond Portfolio that has the potential to result in a liability upon adoption of FIN 48. Management of the Portfolio is presently determining whether the tax benefits recorded by the Portfolio is more likely-than-not to be sustained if challenged by taxing authorities. To the extent that, in Management's judgment, the more likely-than-not threshold cannot be achieved, ING has agreed to indemnify the Portfolio and will bear any taxes and other costs related to this position that may occur. As a result, in Management's opinion, the adoption of FIN 48 is not expected to have a material impact on the financial statements of the Portfolios.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("SFAS No. 157"), "Fair Value Measurements." The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2006, management of the Portfolios is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 17 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 17 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Boards that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•  ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 17 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the "NYAG") and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the "NH Bureau") concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the "NYAG Agreement") regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust ("NYSUT") and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG's findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG's office to develop a one-page disclosure that will further improve

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 17 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

transparency and disclosure regarding retirement product fees (the "One-Page Disclosure"). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the "NH Agreement") to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau's claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 18 — LITIGATION

On December 12, 2003, ING IM received a copy of a complaint (the "Complaint") filed in the United States Bankruptcy Court for the Southern District of New York styled Enron Corp. v. Mass Mutual Life Insurance Co., et al. Among other defendants named in the Complaint are defendants Balanced, and Intermediate Bond (the "Subject Portfolios"). The Complaint alleges that Enron Corp. ("Enron") transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the "Notes") and held by the defendants prior to the filing by Enron for bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the "Bankruptcy Code"). The Complaint seeks to hold the defendants, including the Subject Portfolios, liable for these transfers as preferential transfers or as fraudulent transfers under the Bankruptcy Code. Although the Complaint does not specify the amount of each transfer in dispute, it appears that the sale by ING VP Balanced Portfolio, Inc. of $23,181,757 of the Notes on or about October 29, 2001 and the sale by ING VP Bond Portfolio, Inc. of $24,963,125 of the Notes on or about October 29, 2001 are in dispute. The Complaint seeks to require the Subject Portfolios to repay to Enron the full amounts of these transfers, in which event the Subject Portfolios would be granted unsecured claims against the Enron bankruptcy estate in the amounts of the repayments.

The Subject Portfolios moved to dismiss all counts of the Complaint, contending, among other things, that section 546(e) of the Bankruptcy Code provides a complete defense. The Bankruptcy Court denied the motion on July 1, 2005. Accordingly, the Subject Portfolios filed an answer to the Complaint on July 29, 2005. In addition, the Subject Portfolios have moved for leave to pursue an immediate appeal of the Bankruptcy Court's decision to the district court. The district court has not yet ruled, and there can be no assurance that leave will be granted to pursue the appeal now. The Bankruptcy Court has set a discovery calendar indicating that discovery is to proceed through 2007. The Subject Portfolios and their counsel have reviewed the Subject Portfolios' records concerning the factual background of the allegations in the Complaint, and have considered remaining potential defenses to the allegations in the Complaint. Because only limited discovery has taken place, the Subject Portfolios are unable to predict whether Enron will prevail, in whole or in part, in its claims against the Subject Portfolios, and therefore have not recorded a liability in the financial statements for any potential loss. Defendants continue to contend there is an affirmative defense for the claims presented.

NOTE 19 — SUBSEQUENT EVENTS

Subsequent to December 31, 2006, the following Portfolio declared dividends from net investment income:

	Per Share Amount	Payable Date	Record Date
Money Market
Class I	$0.5534	February 2, 2007	January 30, 2007

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 65.7%
		Advertising: 0.3%
2,000		Advo, Inc.	$65,200
35,500	L	Omnicom Group	3,711,170
			3,776,370
		Aerospace/Defense: 1.1%
43,150		Boeing Co.	3,833,446
2,000		Kaman Corp.	44,780
106,940		Raytheon Co.	5,646,432
63,810		United Technologies Corp.	3,989,401
			13,514,059
		Agriculture: 0.8%
21,500	@	Alliance One International, Inc.	151,790
108,105		Altria Group, Inc.	9,277,571
2,300		Delta & Pine Land Co.	93,035
			9,522,396
		Airlines: 0.0%
5,900	@	Airtran Holdings, Inc.	69,266
1,000	@	Alaska Air Group, Inc.	39,500
2,500	@	JetBlue Airways Corp.	35,500
10,995		Skywest, Inc.	280,482
			424,748
		Apparel: 0.6%
4,700	@	Ashworth, Inc.	34,122
77,900	@	Coach, Inc.	3,346,584
2,400	@,L	Deckers Outdoor Corp.	143,880
5,700	@,L	Gymboree Corp.	217,512
21,800	@	Hanesbrands, Inc.	514,916
28,900		Jones Apparel Group, Inc.	966,127
7,500		Kellwood Co.	243,900
7,000		K-Swiss, Inc.	215,180
8,900	L	Phillips-Van Heusen	446,513
7,300		Polo Ralph Lauren Corp.	566,918
11,300		Wolverine World Wide, Inc.	322,276
			7,017,928
		Auto Manufacturers: 0.3%
398,900	L	Ford Motor Co.	2,995,739
			2,995,739
		Auto Parts & Equipment: 0.0%
22,500	L	ArvinMeritor, Inc.	410,175
600		Bandag, Inc.	30,258
3,600		Standard Motor Products, Inc.	53,928
			494,361
		Banks: 4.0%
337,735		Bank of America Corp.	18,031,672
9,800	L	Chittenden Corp.	300,762
25,400		Colonial BancGroup, Inc.	653,796
41,900		Comerica, Inc.	2,458,692
10,792		East-West Bancorp., Inc.	382,253
23,100	@@,L	First Bancorp.	220,143
2,400		First Indiana Corp.	60,864
3,400		First Midwest Bancorp., Inc.	131,512
17,800	L	FirstMerit Corp.	429,692
11,200		Hanmi Financial Corp.	252,336
6,400		Independent Bank Corp.	161,856

Shares			Value
6,700		Mercantile Bankshares Corp.	$313,493
113,200	L	National City Corp.	4,138,592
126,200		Regions Financial Corp.	4,719,880
4,700		South Financial Group, Inc.	124,973
20,600	L	TCF Financial Corp.	564,852
3,700		Umpqua Holdings Corp.	108,891
90,170		US Bancorp.	3,263,252
91,350		Wachovia Corp.	5,202,383
10,900		Webster Financial Corp.	531,048
160,700		Wells Fargo & Co.	5,714,492
11,900		Whitney Holding Corp.	388,178
			48,153,612
		Beverages: 1.0%
103,050		Coca-Cola Co.	4,972,163
400	@	Hansen Natural Corp.	13,472
34,700		Pepsi Bottling Group, Inc.	1,072,577
19,400		PepsiAmericas, Inc.	407,012
83,325		PepsiCo, Inc.	5,211,979
			11,677,203
		Biotechnology: 0.4%
60,195	@	Amgen, Inc.	4,111,920
1,400	@	Digene Corp.	67,088
300	@	Invitrogen Corp.	16,977
40,500	@,L	Millennium Pharmaceuticals, Inc.	441,450
8,700	@	PDL BioPharma, Inc.	175,218
14,800	@,L	Savient Pharmaceuticals, Inc.	165,908
8,300	@,L	Vertex Pharmaceuticals, Inc.	310,586
			5,289,147
		Building Materials: 0.0%
1,300	L	ElkCorp	53,417
			53,417
		Chemicals: 0.9%
4,100		Airgas, Inc.	166,132
7,700		Chemtura Corp.	74,151
44,700		Dow Chemical Co.	1,785,318
46,200		EI DuPont de Nemours & Co.	2,250,402
900		FMC Corp.	68,895
8,900		Georgia Gulf Corp.	171,859
10,700		HB Fuller Co.	276,274
13,500		Lubrizol Corp.	676,755
27,187	L	Lyondell Chemical Co.	695,172
1,500	L	MacDermid, Inc.	51,150
29,400		Monsanto Co.	1,544,382
23,900	L	Olin Corp.	394,828
10,100	@	Omnova Solutions, Inc.	46,258
24,000	@,L	PolyOne Corp.	180,000
2,000		Quaker Chemical Corp.	44,140
28,000		Sherwin-Williams Co.	1,780,240
21,100		Valspar Corp.	583,204
			10,789,160
		Commercial Services: 1.2%
2,800	@	Alliance Data Systems Corp.	174,916
34,300	@,L	Apollo Group, Inc.	1,336,671

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Commercial Services (continued)
1,300		Banta Corp.	$47,320
5,000	@	Career Education Corp.	123,900
5,100		Central Parking Corp.	91,800
2,890	@,L	Consolidated Graphics, Inc.	170,712
37,600	@	Convergys Corp.	894,128
1,700	L	CPI Corp.	79,033
16,000		DeVry, Inc.	448,000
4,300	@,L	Heidrick & Struggles International, Inc.	182,148
16,300	@	Hooper Holmes, Inc.	53,953
4,300	@	ITT Educational Services, Inc.	285,391
3,900	@,L	Kendle International, Inc.	122,655
16,100	@,L	Korn/Ferry International	369,656
13,600	@,L	Labor Ready, Inc.	249,288
11,300		Manpower, Inc.	846,709
74,600		McKesson Corp.	3,782,220
50,100		Moody's Corp.	3,459,906
22,100	@	MPS Group, Inc.	313,378
9,100	@	Quanta Services, Inc.	178,997
15,600	@	Valassis Communications, Inc.	226,200
3,010	@,L	Vertrue, Inc.	115,614
6,300	W	Viad Corp.	255,780
2,700	@	Volt Information Sciences, Inc.	135,567
8,000		Watson Wyatt Worldwide, Inc.	361,200
			14,305,142
		Computers: 2.7%
3,300		Agilysys, Inc.	55,242
2,090	@	CACI International, Inc.	118,085
17,200	@,L	Cadence Design Systems, Inc.	308,052
3,400	@	Catapult Communications Corp.	30,532
7,100	@,L	Ceridian Corp.	198,658
263,600	@	Dell, Inc.	6,613,724
6,200		Factset Research Systems, Inc.	350,176
250,900		Hewlett-Packard Co.	10,334,571
8,300		Imation Corp.	385,369
126,050	L	International Business Machines Corp.	12,245,758
3,800	@	Mercury Computer Systems, Inc.	50,768
6,237	@,L	Micros Systems, Inc.	328,690
10,600	@,L	Palm, Inc.	149,354
7,200	@,L	Radisys Corp.	120,024
9,300	@	SRA International, Inc.	248,682
9,700	@	SYKES Enterprises, Inc.	171,108
17,800	@	Synopsys, Inc.	475,794
12,600	@	Western Digital Corp.	257,796
			32,442,383
		Cosmetics/Personal Care: 1.0%
35,100	L	Estee Lauder Cos., Inc.	1,432,782
163,992		Procter & Gamble Co.	10,539,766
			11,972,548

Shares			Value
		Distribution/Wholesale: 0.1%
8,600		Building Materials Holding Corp.	$212,334
3,700		CDW Corp.	260,184
3,250	L	Pool Corp.	127,303
11,200	@,L	Tech Data Corp.	424,144
			1,023,965
		Diversified Financial Services: 6.2%
11,600		AG Edwards, Inc.	734,164
58,000		American Express Co.	3,518,860
18,400	@,L	AmeriCredit Corp.	463,128
50,500		CIT Group, Inc.	2,816,385
359,665		Citigroup, Inc.	20,033,341
50,700		Fannie Mae	3,011,073
44,450		Goldman Sachs Group, Inc.	8,861,108
9,900		IndyMac Bancorp., Inc.	447,084
6,700	@	Investment Technology Group, Inc.	287,296
291,200		JPMorgan Chase & Co.	14,064,960
74,500		Lehman Brothers Holdings, Inc.	5,819,940
43,710		Merrill Lynch & Co., Inc.	4,069,401
111,700		Morgan Stanley	9,095,731
17,100		Raymond James Financial, Inc.	518,301
3,900	L	SWS Group, Inc.	139,230
8,000	@,L	TradeStation Group, Inc.	110,000
			73,990,002
		Electric: 1.5%
259,300	@	AES Corp.	5,714,972
2,500		Central Vermont Public Service Corp.	58,875
4,700	L	Duquesne Light Holdings, Inc.	93,295
4,384	@	Dynegy, Inc.	31,740
17,100		Idacorp, Inc.	660,915
3,700		Northeast Utilities	104,192
23,100		OGE Energy Corp.	924,000
17,700		Pepco Holdings, Inc.	460,377
141,400		PG&E Corp.	6,692,462
24,900		PNM Resources, Inc.	774,390
66,000		Southern Co.	2,432,760
11,200		Wisconsin Energy Corp.	531,552
			18,479,530
		Electrical Components & Equipment: 0.0%
8,900	L	Belden CDT, Inc.	347,901
5,500	@,L	Littelfuse, Inc.	175,340
			523,241
		Electronics: 0.3%
5,100		Amphenol Corp.	316,608
1,400	@	Avnet, Inc.	35,742
4,200	@,L	Benchmark Electronics, Inc.	102,312
8,190	@,L	Coherent, Inc.	258,558
4,900		Cubic Corp.	106,330
1,900		Gentex Corp.	29,564
12,100		Methode Electronics, Inc.	131,043
4,900	@	Planar Systems, Inc.	47,383
8,900	@,L	Plexus Corp.	212,532
1,200	@	Rogers Corp.	70,980

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Electronics (continued)
14,600	@	Thomas & Betts Corp.	$690,288
3,590	@,L	Trimble Navigation Ltd.	182,121
9,300	@	Varian, Inc.	416,547
33,500	@,L	Vishay Intertechnology, Inc.	453,590
			3,053,598
		Engineering & Construction: 0.2%
6,200	@	EMCOR Group, Inc.	352,470
11,200		Granite Construction, Inc.	563,584
11,500	@	Jacobs Engineering Group, Inc.	937,710
2,200	@	Shaw Group, Inc.	73,700
3,300	@	URS Corp.	141,405
			2,068,869
		Entertainment: 0.0%
2,900	@,L	Pinnacle Entertainment, Inc.	96,106
			96,106
		Environmental Control: 0.4%
138,700		Waste Management, Inc.	5,099,999
			5,099,999
		Exchange Traded Fund: 0.1%
19,400	@@,L	iShares S&P SmallCap 600 Index Fund	1,280,206
			1,280,206
		Food: 1.0%
62,500		Campbell Soup Co.	2,430,625
135,000		ConAgra Foods, Inc.	3,645,000
11,590		Corn Products International, Inc.	400,319
76,517		General Mills, Inc.	4,407,379
15,979		Hormel Foods Corp.	596,656
5,600	@,L	Ralcorp Holdings, Inc.	284,984
3,800	@	Smithfield Foods, Inc.	97,508
2,600	@,L	United Natural Foods, Inc.	93,392
			11,955,863
		Forest Products & Paper: 0.2%
7,100	@	Caraustar Industries, Inc.	57,439
25,400		Louisiana-Pacific Corp.	546,862
7,400	L	Rock-Tenn Co.	200,614
3,800		Schweitzer-Mauduit International, Inc.	98,990
27,000	L	Temple-Inland, Inc.	1,242,810
			2,146,715
		Gas: 0.1%
700		Cascade Natural Gas Corp.	18,144
14,146		Energen Corp.	664,013
22,130		UGI Corp.	603,706
			1,285,863
		Hand/Machine Tools: 0.1%
15,000		Snap-On, Inc.	714,600
			714,600

Shares			Value
		Healthcare-Products: 1.5%
3,700	@	Advanced Medical Optics, Inc.	$130,240
2,900	L	Cooper Cos., Inc.	129,050
19,800	@,L	Cytyc Corp.	560,340
26,144		Dentsply International, Inc.	780,398
13,000	@,L	Edwards Lifesciences Corp.	611,520
6,300	@	Haemonetics Corp.	283,626
3,434	@,L	Hologic, Inc.	162,360
1,986	@	Idexx Laboratories, Inc.	157,490
4,400	@,L	Immucor, Inc.	128,612
1,000	@	Intuitive Surgical, Inc.	95,900
148,815		Johnson & Johnson	9,824,766
62,300		Medtronic, Inc.	3,333,673
5,700		Mentor Corp.	278,559
5,700	@	Osteotech, Inc.	32,205
5,500	@	Possis Medical, Inc.	74,140
4,657	@	Respironics, Inc.	175,802
9,500	@,L	Techne Corp.	526,775
8,700	@	Varian Medical Systems, Inc.	413,859
			17,699,315
		Healthcare-Services: 2.4%
107,300		Aetna, Inc.	4,633,214
5,600	@	Amerigroup Corp.	200,984
6,200	@,L	Centene Corp.	152,334
42,250	@	Coventry Health Care, Inc.	2,114,613
8,700	@	Gentiva Health Services, Inc.	165,822
7,600	@	Health Net, Inc.	369,816
5,400	@,L	Healthways, Inc.	257,634
43,100	@	Humana, Inc.	2,383,861
33,900	@,L	Laboratory Corp. of America Holdings	2,490,633
1,900	@	Lincare Holdings, Inc.	75,696
11,046	@	Odyssey HealthCare, Inc.	146,470
5,400	@,L	Pediatrix Medical Group, Inc.	264,060
5,020	@,L	Sierra Health Services, Inc.	180,921
157,900		UnitedHealth Group, Inc.	8,483,967
85,040	@	WellPoint, Inc.	6,691,798
			28,611,823
		Holding Companies-Diversified: 0.0%
20,800		Leucadia National Corp.	586,560
			586,560
		Home Builders: 0.0%
340	@,L	NVR, Inc.	219,300
7,500	L	Winnebago Industries	246,825
			466,125
		Home Furnishings: 0.0%
3,600	@	Audiovox Corp.	50,724
7,900		Ethan Allen Interiors, Inc.	285,269
			335,993
		Household Products/Wares: 0.0%
3,700		American Greetings Corp.	88,319
7,600	L	Blyth, Inc.	157,700
			246,019

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Housewares: 0.0%
7,090		Toro Co.	$330,607
			330,607
		Insurance: 5.5%
65,000	@@	ACE Ltd.	3,937,050
88,200		Allstate Corp.	5,742,702
25,300		AMBAC Financial Group, Inc.	2,253,471
14,175	L	American Financial Group, Inc.	509,024
124,100		American International Group, Inc.	8,893,006
2,300		Brown & Brown, Inc.	64,883
77,300		Chubb Corp.	4,089,943
25,900		Cigna Corp.	3,407,663
8,400		Delphi Financial Group	339,864
8,300	@@	Everest Re Group Ltd.	814,313
10,805		Fidelity National Title Group, Inc.	258,023
99,000		Genworth Financial, Inc.	3,386,790
51,427		Hartford Financial Services Group, Inc.	4,798,653
18,500		HCC Insurance Holdings, Inc.	593,665
12,800		Horace Mann Educators Corp.	258,560
4,270	L	Landamerica Financial Group, Inc.	269,480
90,800		Loews Corp.	3,765,476
102,350		Metlife, Inc.	6,039,674
14,306		Old Republic International Corp.	333,044
9,290	@,L	Philadelphia Consolidated Holding Co.	413,962
4,500		PMI Group, Inc.	212,265
7,200		Presidential Life Corp.	158,040
6,700	@,L	ProAssurance Corp.	334,464
152,500		Progressive Corp.	3,693,550
11,800		Protective Life Corp.	560,500
66,936	L	Prudential Financial, Inc.	5,747,125
6,400		Radian Group, Inc.	345,024
25,398		Safeco Corp.	1,588,645
4,200	L	Safety Insurance Group, Inc.	212,982
1,600	@	SCPIE Holdings, Inc.	41,824
5,930	L	Selective Insurance Group	339,730
10,600		Stancorp Financial Group, Inc.	477,530
9,200		Unitrin, Inc.	461,012
22,850		WR Berkley Corp.	788,554
7,100		Zenith National Insurance Corp.	333,061
			65,463,552
		Internet: 0.6%
2,000	@	Digital Insight Corp.	76,980
9,900	@	Google, Inc.	4,558,752
3,200	@,L	j2 Global Communications, Inc.	87,200
9,575	@	McAfee, Inc.	271,739
14,500	@	Napster, Inc.	52,635
7,600	@	PC-Tel, Inc.	71,060
6,100	@,L	Stamps.com, Inc.	96,075

Shares			Value
18,000	L	United Online, Inc.	$239,040
56,900	@	VeriSign, Inc.	1,368,445
1,400	@	WebEx Communications, Inc.	48,846
			6,870,772
		Iron/Steel: 0.5%
1,400		Carpenter Technology Corp.	143,528
4,700		Chaparral Steel Co.	208,069
2,200	L	Cleveland-Cliffs, Inc.	106,568
61,300		Nucor Corp.	3,350,658
7,400		Ryerson, Inc.	185,666
3,400		Steel Dynamics, Inc.	110,330
2,700	L	Steel Technologies, Inc.	47,385
32,100	L	United States Steel Corp.	2,347,794
			6,499,998
		Leisure Time: 0.1%
2,550	L	Polaris Industries, Inc.	119,417
35,700		Sabre Holdings Corp.	1,138,473
			1,257,890
		Lodging: 0.1%
2,400	@	Aztar Corp.	130,608
10,100		Harrah's Entertainment, Inc.	835,472
			966,080
		Machinery-Construction & Mining: 0.2%
33,600		Caterpillar, Inc.	2,060,688
8,700		Joy Global, Inc.	420,558
			2,481,246
		Machinery-Diversified: 0.2%
800	@	AGCO Corp.	24,752
13,300	L	Cummins, Inc.	1,571,794
10,200	@,L	Gardner Denver, Inc.	380,562
3,589		IDEX Corp.	170,154
4,000	L	Manitowoc Co., Inc.	237,720
			2,384,982
		Media: 2.0%
35,900		CBS Corp.	1,119,362
27,000		Clear Channel Communications, Inc.	959,580
97,100	@,L	Comcast Corp.	4,110,243
146,400	@,L	DIRECTV Group, Inc.	3,651,216
59,900		McGraw-Hill Cos., Inc.	4,074,398
110,800		News Corp., Inc.	2,379,984
5,100	L	Reader's Digest Association, Inc.	85,170
226,800		Walt Disney Co.	7,772,436
330		Washington Post	246,048
			24,398,437
		Metal Fabricate/Hardware: 0.1%
3,500		AM Castle & Co.	89,075
11,100		Commercial Metals Co.	286,380
7,036	L	Quanex Corp.	243,375
			618,830
		Mining: 0.1%
11,000	L	Phelps Dodge Corp.	1,316,920
			1,316,920

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Miscellaneous Manufacturing: 4.0%
40,050		3M Co.	$3,121,097
7,800		Acuity Brands, Inc.	405,912
6,600	L	AO Smith Corp.	247,896
1,972		Aptargroup, Inc.	116,427
1,000	@	Ceradyne, Inc.	56,500
28,900		Cooper Industries Ltd.	2,613,427
16,800		Crane Co.	615,552
66,600	L	Eastman Kodak Co.	1,718,280
45,900		Eaton Corp.	3,448,926
5,200	@,L	EnPro Industries, Inc.	172,692
557,715		General Electric Co.	20,752,575
600		Harsco Corp.	45,660
162,700		Honeywell International, Inc.	7,360,548
32,600		Parker Hannifin Corp.	2,506,288
5,700		Pentair, Inc.	178,980
1,900		Roper Industries, Inc.	95,456
4,200		Standex International Corp.	126,546
6,800	@,L	Sturm Ruger & Co., Inc.	65,280
11,467		Teleflex, Inc.	740,310
2,900		Tredegar Corp.	65,569
109,400	@@	Tyco International Ltd.	3,325,760
			47,779,681
		Office Furnishings: 0.1%
17,402	L	Herman Miller, Inc.	632,737
			632,737
		Office/Business Equipment: 0.3%
202,600	@	Xerox Corp.	3,434,070
			3,434,070
		Oil & Gas: 6.0%
80,600		Anadarko Petroleum Corp.	3,507,712
171,186		Chevron Corp.	12,587,307
5,260		Cimarex Energy Co.	191,990
73,900		ConocoPhillips	5,317,105
13,800		ENSCO International, Inc.	690,828
405,840		ExxonMobil Corp.	31,099,519
4,300	@	Forest Oil Corp.	140,524
16,200		Frontier Oil Corp.	465,588
31,200		Helmerich & Payne, Inc.	763,464
51,900		Marathon Oil Corp.	4,800,750
12,900	@	Newfield Exploration Co.	592,755
15,800		Noble Energy, Inc.	775,306
111,200		Occidental Petroleum Corp.	5,429,896
4,000	L	Penn Virginia Corp.	280,160
800		Pioneer Natural Resources Co.	31,752
200	@	Plains Exploration & Production Co.	9,506
5,900	@	Southwestern Energy Co.	206,795
9,600	L	St. Mary Land & Exploration Co.	353,664
1,900	@,L	Stone Energy Corp.	67,165
88,200		Valero Energy Corp.	4,512,312
			71,824,098
		Oil & Gas Services: 0.8%
6,700	@	Grant Prideco, Inc.	266,459
147,400	L	Halliburton Co.	4,576,770
5,800	@,L	Helix Energy Solutions Group, Inc.	181,946
1,400	@	Lone Star Technologies	67,774

Shares			Value
53,160	L	Schlumberger Ltd.	$3,357,586
3,800	@,L	SEACOR Holdings, Inc.	376,732
16,300		Tidewater, Inc.	788,268
2,300	@,L	Veritas DGC, Inc.	196,949
			9,812,484
		Packaging & Containers: 0.2%
35,600	@,L	Pactiv Corp.	1,270,564
18,800		Sonoco Products Co.	715,528
			1,986,092
		Pharmaceuticals: 3.6%
78,100		Abbott Laboratories	3,804,251
54,800		AmerisourceBergen Corp.	2,463,808
2,200	@	Cephalon, Inc.	154,902
75,900	@	Forest Laboratories, Inc.	3,840,540
63,800	@,L	King Pharmaceuticals, Inc.	1,015,696
4,200		Medicis Pharmaceutical Corp.	147,546
234,500		Merck & Co., Inc.	10,224,200
53,100		Mylan Laboratories	1,059,876
5,500	@,L	NBTY, Inc.	228,635
7,700	@,L	Noven Pharmaceuticals, Inc.	195,965
2,000		Omnicare, Inc.	77,260
371,090		Pfizer, Inc.	9,611,231
240,700		Schering-Plough Corp.	5,690,148
6,800	@,L	Sepracor, Inc.	418,744
10,700	@	Theragenics Corp.	33,170
2,800	@,L	USANA Health Sciences, Inc.	144,648
69,110		Wyeth	3,519,081
			42,629,701
		Pipelines: 0.3%
38,100		Questar Corp.	3,164,205
			3,164,205
		Real Estate Investment Trusts: 0.3%
7,900		AMB Property Corp.	463,019
3,000	L	Colonial Properties Trust	140,640
20,760		Equity Office Properties Trust	1,000,009
1,580		Essex Property Trust, Inc.	204,215
3,000		Highwoods Properties, Inc.	122,280
16,900		Hospitality Properties Trust	803,257
3,500		Longview Fibre Co.	76,825
2,100		LTC Properties, Inc.	57,351
4,200		Macerich Co.	363,594
4,200		Regency Centers Corp.	328,314
			3,559,504
		Retail: 4.3%
1,400	@	99 Cents Only Stores	17,038
4,450		Abercrombie & Fitch Co.	309,854
6,400		Advance Auto Parts, Inc.	227,584
11,500	@,L	Aeropostale, Inc.	355,005
20,355	L	American Eagle Outfitters	635,280
14,500	@	AnnTaylor Stores Corp.	476,180
1,600		Barnes & Noble, Inc.	63,536
27,800	@,L	Big Lots, Inc.	637,176
3,300		Brinker International, Inc.	99,528
6,750		Brown Shoe Co., Inc.	322,245
23,300	@,L	Charming Shoppes, Inc.	315,249
9,200	@,L	Chico's FAS, Inc.	190,348

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Retail (continued)
1,500	@,L	Childrens Place Retail Stores, Inc.	$95,280
10,600	L	Christopher & Banks Corp.	197,796
11,160	L	Claire's Stores, Inc.	369,842
18,100	@,L	Dollar Tree Stores, Inc.	544,810
11,700	@,L	Dress Barn, Inc.	272,961
39,900	L	Family Dollar Stores, Inc.	1,170,267
92,800		Federated Department Stores, Inc.	3,538,464
119,900		Gap, Inc.	2,338,050
5,400	L	Group 1 Automotive, Inc.	279,288
95,810	L	Home Depot, Inc.	3,847,730
6,300	@,L	Jack in the Box, Inc.	384,552
57,200	@	Kohl's Corp.	3,914,196
76,700		Lowe's Cos., Inc.	2,389,205
148,500		McDonald's Corp.	6,583,005
9,700	L	Men's Wearhouse, Inc.	371,122
52,700	L	Nordstrom, Inc.	2,600,218
65,700	@	Office Depot, Inc.	2,507,769
16,800		OfficeMax, Inc.	834,120
4,000		OSI Restaurant Partners, Inc.	156,800
2,080	@,L	Panera Bread Co.	116,293
12,075	@	Payless Shoesource, Inc.	396,302
16,600		Petsmart, Inc.	479,076
23,800		Ross Stores, Inc.	697,340
5,100	@	Saks, Inc.	90,882
4,500	@,L	School Specialty, Inc.	168,705
12,907	@,L	Select Comfort Corp.	224,453
14,060	@,L	Sonic Corp.	336,737
35,900	@,L	Starbucks Corp.	1,271,578
42,200		Target Corp.	2,407,510
103,900		TJX Cos., Inc.	2,963,228
5,010	@,L	Tween Brands, Inc.	200,049
124,345		Wal-Mart Stores, Inc.	5,742,252
			51,138,903
		Savings & Loans: 0.1%
4,400		Anchor Bancorp. Wisconsin, Inc.	126,808
8,998	L	Bankunited Financial Corp.	251,584
1,500	L	Fidelity Bankshares, Inc.	59,505
4,300	@,L	FirstFed Financial Corp.	287,971
			725,868
		Semiconductors: 1.2%
8,700	@,L	Actel Corp.	157,992
83,400	@,L	Altera Corp.	1,641,312
53,000	@,L	Atmel Corp.	320,650
19,600	@,L	Brooks Automation, Inc.	282,240
2,800	@	Cree, Inc.	48,496
7,100	@,L	DSP Group, Inc.	154,070
25,600	@,L	Fairchild Semiconductor International, Inc.	430,336
31,400	@	Integrated Device Technology, Inc.	486,072
267,500		Intel Corp.	5,416,875
8,300	@,L	Lam Research Corp.	420,146
93,900	@,L	LSI Logic Corp.	845,100
11,200	@	MEMC Electronic Materials, Inc.	438,368
11,910	L	Microchip Technology, Inc.	389,457
166,100	@,L	Micron Technology, Inc.	2,318,756

Shares			Value
28,400	@	Novellus Systems, Inc.	$977,528
8,800	@	Pericom Semiconductor Corp.	100,936
22,200	@	Semtech Corp.	290,154
500	@,L	Teradyne, Inc.	7,480
3,770	@,L	Varian Semiconductor Equipment Associates, Inc.	171,610
			14,897,578
		Software: 2.2%
10,200		Acxiom Corp.	261,630
5,900	@,L	Altiris, Inc.	149,742
2,500	@,L	Ansys, Inc.	108,725
47,500	@	BMC Software, Inc.	1,529,500
10,000	@	Captaris, Inc.	77,700
4,160	@,L	Cerner Corp.	189,280
97,450	@	Compuware Corp.	811,759
9,900	@,L	CSG Systems International	264,627
14,100	@,L	Dendrite International, Inc.	151,011
4,729	@	Dun & Bradstreet Corp.	391,514
8,300		Fair Isaac Corp.	337,395
147,600		First Data Corp.	3,766,752
4,460		Global Payments, Inc.	206,498
3,972	@	Hyperion Solutions Corp.	142,754
1,500		Inter-Tel, Inc.	33,240
7,100	@	Mapinfo Corp.	92,655
447,375		Microsoft Corp.	13,358,618
1,300	@	Open Solutions, Inc.	48,932
187,100	@	Oracle Corp.	3,206,894
2,100	@,L	Per-Se Technologies, Inc.	58,338
1,800	@	SPSS, Inc.	54,126
19,400	@,L	Sybase, Inc.	479,180
			25,720,870
		Telecommunications: 3.9%
9,300	@	3 Com Corp.	38,223
10,100	@	Adaptec, Inc.	47,066
2,300	@	Andrew Corp.	23,529
2,300	@,L	Anixter International, Inc.	124,890
214,500		AT&T, Inc.	7,668,375
105,900	@,L	Avaya, Inc.	1,480,482
100,330		BellSouth Corp.	4,726,546
8,100	@	C-COR, Inc.	90,234
34,900	@	Cincinnati Bell, Inc.	159,493
496,660	@	Cisco Systems, Inc.	13,573,698
1,325	L	Commonwealth Telephone Enterprises, Inc.	55,465
11,200	@,L	Ditech Networks, Inc.	77,504
7,383	L	Harris Corp.	338,584
297,350		Motorola, Inc.	6,113,516
8,600	@	Network Equipment Technologies, Inc.	50,052
76,600		Qualcomm, Inc.	2,894,714
165,000		Sprint Nextel Corp.	3,116,850
5,675	L	Telephone & Data Systems, Inc.	308,323
16,500	@,L	Utstarcom, Inc.	144,375
160,100		Verizon Communications, Inc.	5,962,124
			46,994,043

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Textiles: 0.1%
3,200		Angelica Corp.	$82,560
9,500	@,L	Mohawk Industries, Inc.	711,170
			793,730
		Toys/Games/Hobbies: 0.3%
42,200	L	Hasbro, Inc.	1,149,950
86,900		Mattel, Inc.	1,969,154
			3,119,104
		Transportation: 0.2%
14,350	L	CH Robinson Worldwide, Inc.	586,772
1,500		Expeditors International Washington, Inc.	60,750
8,000	@,L	HUB Group, Inc.	220,400
5,100	@,L	Kansas City Southern	147,798
3,600	@,L	Kirby Corp.	122,868
3,927		Landstar System, Inc.	149,933
8,400	@,L	Old Dominion Freight Line	202,188
10,705	L	Overseas Shipholding Group	602,692
2,900	@	Swift Transportation Co., Inc.	76,183
700	@	YRC Worldwide, Inc.	26,411
			2,195,995
		Total Common Stock (Cost $710,567,102)	785,090,582
EQUITY-LINKED SECURITIES: 0.2%
		Equity Linked Securities: 0.2%
3,000,000		KAUP Bank	2,816,439
		Total Equity-Linked Securities (Cost $3,000,000)	2,816,439
PREFERRED STOCK: 0.6%
		Banks: 0.2%
78,720	P	Bank of American Corp.	1,964,064
			1,964,064
		Diversified Financial Services: 0.1%
53,175	P	Merrill Lynch & Co., Inc.	1,386,804
			1,386,804
		Insurance: 0.2%
67,174	@@,P	Aegon NV	1,744,874
51,650	P	Metlife, Inc.	1,358,912
			3,103,786
		Real Estate Investment Trusts: 0.1%
43,041	P	Duke Realty Corp.	1,118,205
			1,118,205
		Total Preferred Stock (Cost $7,362,193)	7,572,859
WARRANTS: 0.0%
		Airlines: 0.0%
2,978		Timco Aviation	—
		Total Warrants (Cost $—)	—

Principal Amount			Value
CONVERTIBLE BONDS: 0.0%
		Biotechnology: 0.0%
$215,000	C,L	Millennium Pharmaceuticals, Inc., 5.500%, due 01/15/07	$215,066
		Total Convertible Bonds (Cost $215,057)	215,066
CORPORATE BONDS/NOTES: 9.8%
		Airlines: 0.1%
177,436	C	Continental Airlines, Inc., 8.312%, due 04/02/11	178,434
756,000		United AirLines, Inc., 6.932%, due 09/01/11	850,973
			1,029,407
		Auto Manufacturers: 0.0%
37,000	L	Ford Motor Co., 7.450%, due 07/16/31	29,230
429,000		General Motors Corp., 7.400%, due 09/01/25	364,650
153,000	C,L	General Motors Corp., 8.375%, due 07/15/33	142,290
			536,170
		Banks: 2.1%
980,000	@@,C,L	Australia & New Zealand Banking Group Ltd., 5.556%, due 10/29/49	853,244
488,897	@@,#	Banco Itau SA, 5.739%, due 09/20/08	489,781
757,000	@@,#,C	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	761,039
703,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	769,572
360,000	@@,C	Bank of Ireland, 5.625%, due 12/29/49	313,531
400,000	@@,C	Bank of Nova Scotia, 5.625%, due 08/21/85	339,559
210,000		Bank of Scotland, 5.563%, due 11/30/49	180,722
77,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	80,166
240,000	@@,C	Barclays Bank PLC, 5.750%, due 12/31/49	209,934
710,000	@@,C	BNP Paribas, 5.445%, due 09/29/49	608,916
933,000	@@,#,C	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	892,597
377,000	@@,#,C	Danske Bank A/S, 5.914%, due 12/29/49	379,356
500,000	@@,C	Den Norske Bank ASA, 5.563%, due 08/29/49	425,000
80,000	@@,C	Den Norske Bank ASA, 5.625%, due 11/29/49	69,158
723,000	#,C	Dresdner Funding Trust I, 8.151%, due 06/30/31	873,367
356,000	#,C	First Chicago NBD Institutional Capital A, 7.950%, due 12/01/26	370,514

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Banks (continued)
$1,000	C	Fleet Capital Trust II, 7.920%, due 12/11/26	$1,040
1,290,000	@@,#,C	HBOS PLC, 5.375%, due 11/29/49	1,272,135
270,000	@@,C	Hongkong & Shanghai Banking Corp., Ltd., 5.563%, due 07/01/49	228,060
1,120,000	@@,C	HSBC Bank PLC, 5.475%, due 06/29/49	952,000
1,040,000	@@,C	HSBC Bank PLC, 5.688%, due 06/29/49	902,200
1,030,000	@@,C	Lloyds TSB Bank PLC, 5.560%, due 08/29/49	889,185
100,000	@@,C	Lloyds TSB Bank PLC, 5.563%, due 11/29/49	87,032
240,000	@@,C	Lloyds TSB Bank PLC, 5.625%, due 06/29/49	211,164
23,000	C	M&I Capital Trust A, 7.650%, due 12/01/26	23,808
648,000	C	Mellon Capital I, 7.720%, due 12/01/26	674,711
680,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	718,791
370,000	@@,C	National Australia Bank Ltd., 5.556%, due 10/29/49	321,173
130,000	@@,C	National Westminster Bank PLC, 5.500%, due 11/29/49	111,486
640,000	#,C	Rabobank Capital Funding II, 5.260%, due 12/29/49	626,787
612,000	#,C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	591,174
531,000	C,L	RBS Capital Trust I, 5.512%, due 09/30/49	525,656
962,000	@@,#,C	Resona Bank Ltd., 5.850%, due 09/29/49	941,008
1,540,000	@@,C	Royal Bank of Scotland Group PLC, 5.563%, due 12/29/49	1,321,382
370,000	@@,C	Societe Generale, 5.438%, due 11/29/49	319,735
1,400,000	@@,C,L	Standard Chartered PLC, 5.500%, due 07/29/49	1,158,500
1,800,000	@@,C	Standard Chartered PLC, 5.625%, due 11/29/49	1,512,000
230,000	@@,C	Standard Chartered PLC, 5.730%, due 01/29/49	190,325
873,000	@@,C	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	905,610
472,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	476,335
420,000	@@,C	Westpac Banking Corp., 5.525%, due 09/30/49	359,452
372,000	#,C	Westpac Capital Trust IV, 5.256%, due 12/29/49	354,194
1,220,000	@@,#,C	Woori Bank, 6.125%, due 05/03/16	1,247,016
			24,538,415

Principal Amount			Value
		Beverages: 0.1%
$770,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	$900,900
			900,900
		Chemicals: 0.3%
687,000	C	Lyondell Chemical Co., 8.000%, due 09/15/14	716,198
378,000	C	Lyondell Chemical Co., 8.250%, due 09/15/16	398,790
260,000		Stauffer Chemical, 5.620%, due 04/15/10	217,238
450,000		Stauffer Chemical, 5.890%, due 04/15/18	235,796
570,000		Stauffer Chemical, 7.670%, due 04/15/17	316,601
1,227,000		Union Carbide Corp., 7.750%, due 10/01/96	1,288,273
			3,172,896
		Diversified Financial Services: 2.7%
1,268,000	@@,#,C,L	Aiful Corp., 4.450%, due 02/16/10	1,217,047
218,000	@@,#,I	Alpine III, 5.925%, due 08/16/14	218,621
218,000	@@,#,I	Alpine III, 6.325%, due 08/16/14	218,757
328,000	@@,#,I	Alpine III, 8.125%, due 08/16/14	330,109
560,000	@@,#,I	Alpine III, 11.375%, due 08/16/14	574,697
1,191,617	#	Astoria Depositor Corp., 7.902%, due 05/01/21	1,247,784
3,322,000	#	Astoria Depositor Corp., 8.144%, due 05/01/21	3,631,926
846,881	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	834,178
643,000	C	Citigroup Capital II, 7.750%, due 12/01/36	664,887
1,131,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	1,177,823
762,000	@@	Eksportfinans A/S, 5.125%, due 10/26/11	763,743
420,000	@@,C	Financiere CSFB NV, 5.485%, due 03/29/49	360,150
967,000		Ford Motor Credit Co., 0.000%, due 11/29/13	970,099
1,180,000		Ford Motor Credit Co., 8.000%, due 12/15/16	1,167,986
492,000		Ford Motor Credit Co., 8.110%, due 01/13/12	488,130
1,007,000		Ford Motor Credit Co., 9.824%, due 04/15/12	1,068,483
73,000		Ford Motor Credit Co., 9.875%, due 08/10/11	78,147
825,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	821,146
1,227,000		General Motors Acceptance Corp., 7.250%, due 03/02/11	1,277,138
523,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	682,099
515,000	C	JPM Capital Trust I, 7.540%, due 01/15/27	534,340

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$569,000	C	JPM Capital Trust II, 7.950%, due 02/01/27	$592,129
1,412,000	#,C	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	1,381,773
1,131,000	@@,#	Mantis Reef Ltd., 4.799%, due 11/03/09	1,103,811
848,000	@@,C	MUFG Capital Finance 1 Ltd., 6.346%, due 12/31/49	862,157
485,000	@@,C	Paribas, 5.500%, due 12/31/49	418,421
269,889	@@,#,C	Petroleum Export Ltd., 4.623%, due 06/15/10	265,774
416,214	@@,#,C	Petroleum Export Ltd., 5.265%, due 06/15/11	405,275
1,141,322	@@,#,C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	1,164,862
1,491,000	#,C	Piper Jaffray Equipment Trust Securities, 6.000%, due 09/10/11	1,453,725
1,392,328	#,C	Piper Jaffray Equipment Trust Securities, 6.750%, due 04/01/11	1,385,367
1,341,000	C	Southern Star Central Corp., 6.750%, due 03/01/16	1,344,353
1,122,000	@@,#	TNK-BP Finance SA, 7.500%, due 07/18/16	1,196,333
4,916,865	#	Toll Road Investors Partnership II LP, 17.590%, due 02/15/45	630,111
430,000	#,C	Twin Reefs Pass-Through Trust, 6.350%, due 12/10/49	430,818
807,000	@@,C,L	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	852,126
446,000	#,C	Wachovia Capital Trust V, 7.965%, due 06/01/27	466,834
			32,281,159
		Electric: 1.3%
623,000	@@,#,I,L	Abu Dhabi National Energy Co., 6.500%, due 10/27/36	644,728
563,000	#,C	Baltimore Gas & Electric, 6.350%, due 10/01/36	576,661
1,532,318	C	CE Generation, LLC, 7.416%, due 12/15/18	1,605,176
609,000	C	Cleveland Electric Illum, 5.950%, due 12/15/36	582,785
1,404,000	C,L	Commonwealth Edison Co., 6.950%, due 07/15/18	1,450,864
157,000	@@	Empresa Nacional de Electricidad SA, 7.325%, due 02/01/37	171,022
1,108,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	1,306,497
800,000	C,L	FirstEnergy Corp., 6.450%, due 11/15/11	835,115

Principal Amount			Value
$744,000	#,C	ITC Holdings Corp., 5.875%, due 09/30/16	$739,678
239,000	#,C	ITC Holdings Corp., 6.375%, due 09/30/36	239,129
631,008	#,C	Juniper Generation, LLC, 6.790%, due 12/31/14	611,480
1,040,000	C	Nevada Power Co., 5.950%, due 03/15/16	1,043,054
1,181,000	C	NorthWestern Corp., 5.875%, due 11/01/14	1,162,171
525,000	#,C	Potomac Edison Co., 5.800%, due 10/15/16	527,552
266,881	#	Power Contract Financing, LLC, 6.256%, due 02/01/10	268,419
138,481		PPL Montana, LLC, 8.903%, due 07/02/20	152,832
1,105,000	C	Sierra Pacific Power Co., 6.000%, due 05/15/16	1,112,936
194,000	C	Sierra Pacific Power Co., 6.250%, due 04/15/12	197,955
1,015,000	C	Southern Co. CAP Trust I, 8.190%, due 02/01/37	1,058,576
805,000	C	Southern Power Co., 6.375%, due 11/15/36	790,689
469,000	C	Toledo Edison Co., 6.150%, due 05/15/37	463,238
			15,540,557
		Energy-Alternate Sources: 0.1%
752,884		Salton Sea Funding Corp., 7.840%, due 05/30/10	775,832
			775,832
		Food: 0.3%
3,460,000	C	Heinz Finance Co., 6.625%, due 07/15/11	3,602,209
			3,602,209
		Gas: 0.1%
993,000	@@,#,C	Nakilat, Inc., 6.067%, due 12/31/33	988,740
528,000	@@,#,C	Nakilat, Inc., 6.267%, due 12/31/33	524,820
			1,513,560
		Healthcare-Products: 0.1%
545,000	C	Boston Scientific Corp., 7.000%, due 11/15/35	544,599
			544,599
		Home Builders: 0.1%
628,000		D.R. Horton, Inc., 5.625%, due 09/15/14	607,506
			607,506
		Insurance: 0.1%
1,355,000	@@,C	Aegon NV, 5.413%, due 12/31/49	1,165,300
368,000	#,C	North Front Pass-Through Trust, 5.810%, due 12/15/24	362,865
			1,528,165

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Media: 0.1%
$248,000	C	CBS Corp., 5.500%, due 05/15/33	$206,617
1,456,000	#,C	Charter Communications Operating, LLC, 8.375%, due 04/30/14	1,526,980
			1,733,597
		Mining: 0.1%
1,174,000	C	Southern Copper Corp., 7.500%, due 07/27/35	1,278,823
			1,278,823
		Multi-National: 0.1%
618,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	595,907
			595,907
		Oil & Gas: 0.7%
459,000	@@,#	EMP Nacional Del Petrole, 4.875%, due 03/15/14	436,659
331,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	349,192
1,139,000	@@,#,L	Gaz Capital SA, 6.212%, due 11/22/16	1,149,821
600,000		Greater Ohio Ethanol, LLC, 0.000%, due 12/31/13	594,750
700,000		Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	681,240
845,000	C	Hess Corp., 7.300%, due 08/15/31	945,901
878,000	C	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	899,292
1,003,000	#	Pemex Project Funding Master Trust, 6.660%, due 06/15/10	1,032,087
930,000	@@,#,C	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	893,149
1,094,000	#	Sabine Pass LP, 7.250%, due 11/30/13	1,089,898
688,000	#	Sabine Pass LP, 7.500%, due 11/30/16	687,140
			8,759,129
		Pipelines: 0.3%
2,075,000	#,C	Cameron Highway Oil Pipelines, 5.860%, due 12/15/17	2,028,962
345,000	C	Northwest Pipeline Corp., 7.000%, due 06/15/16	362,250
460,000	C	Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	466,900
491,000	#	Williams Partners LP, 7.250%, due 02/01/17	503,275
346,000	#,C	Williams Partners LP, 7.500%, due 06/15/11	362,435
			3,723,822

Principal Amount				Value
			Real Estate Investment Trusts: 0.2%
	$162,000	C	Liberty Property LP, 6.375%, due 08/15/12	$168,969
	532,000	C	Liberty Property LP, 7.750%, due 04/15/09	556,711
	1,287,000	#,C	Rouse Co. LP, 6.750%, due 05/01/13	1,298,907
	798,000	C	Simon Property Group LP, 5.000%, due 03/01/12	784,831
				2,809,418
			Retail: 0.2%
	954,000	C	Home Depot, Inc., 5.250%, due 12/16/13	948,268
	1,344,000	C	Home Depot, Inc., 5.875%, due 12/16/36	1,323,487
				2,271,755
			Savings & Loans: 0.0%
	465,000	C	Great Western Financial, 8.206%, due 02/01/27	484,864
				484,864
			Sovereign: 0.4%
	1,287,000		Fannie Mae, 7.250%, due 01/15/10	1,370,165
JPY	410,000,000	@@	Japan Treasury Bill, 0.490%, due 06/11/07	3,437,681
				4,807,846
			Telecommunications: 0.3%
	$1,312,000	@@,C	Rogers Wireless, Inc., 7.250%, due 12/15/12	1,397,280
	731,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	733,796
	330,000	C	Sprint Nextel Corp., 6.000%, due 12/01/16	322,218
	499,000	@@,C,L	Telecom Italia Capital SA, 7.200%, due 07/18/36	522,948
	989,000	@@,C	TELUS Corp., 8.000%, due 06/01/11	1,082,517
				4,058,759
			Total Corporate Bonds/Notes (Cost $116,966,833)	117,095,295
U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.6%
			Federal Home Loan Bank: 0.4%
	1,840,000		5.000%, due 10/02/09	1,841,963
	890,000	L	5.375%, due 08/19/11	906,144
	1,786,000	L	5.625%, due 06/13/16	1,841,479
				4,589,586
			Federal Home Loan Mortgage Corporation: 3.0%
	190,532	C	4.500%, due 12/15/16	187,071
	2,072,000	C	4.500%, due 02/15/20	1,933,991
	2,267,940	C	5.000%, due 08/15/16	2,235,876
	1,441,000	C	5.000%, due 12/15/17	1,414,862
	948,000	C	5.000%, due 05/15/20	919,345
	2,280,991	C	5.000%, due 08/15/21	2,255,068
	2,410,000	C	5.000%, due 04/15/23	2,307,096
	388,235		5.042%, due 04/01/35	381,058
	2,071,000	L	5.125%, due 04/18/08	2,071,118

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Federal Home Loan Mortgage Corporation (continued)
$499,000		5.125%, due 04/18/11	$502,936
26,000	C	5.150%, due 01/24/11	26,019
3,679,000	C	5.500%, due 04/24/09	3,679,879
4,289,649	C	5.500%, due 08/15/20	4,127,272
351		5.500%, due 05/01/23	349
543,581		5.500%, due 06/01/36	538,308
1,771,000		5.750%, due 06/27/16	1,846,592
7,896,975	C	6.000%, due 01/15/29	7,967,401
323,719		6.500%, due 11/01/28	332,223
67,267		6.500%, due 12/01/31	68,866
3,567,000	L	6.625%, due 09/15/09	3,717,317
			36,512,647
		Federal National Mortgage Association: 4.9%
137,000		4.500%, due 11/15/36	128,395
676,000	W	4.500%, due 01/00/00	652,129
800,084		4.606%, due 08/01/35	784,180
924,035	C	4.750%, due 12/25/42	918,802
2,053,459		4.806%, due 08/01/35	2,026,685
1,853,000	L	4.875%, due 12/15/16	1,835,839
14,171,000	W	5.000%, due 01/12/36	13,683,872
1,388,925		5.000%, due 02/25/29	1,370,316
4,634,000	L	5.250%, due 08/01/12	4,662,110
2,208,000		5.250%, due 09/15/16	2,252,169
1,853,000		5.500%, due 05/25/30	1,822,586
1,475,840		5.500%, due 11/01/32	1,461,560
7,785,651		5.500%, due 11/01/33	7,709,514
508,611		5.500%, due 06/01/36	503,048
538,827		5.500%, due 07/01/36	532,934
489,088		5.500%, due 10/01/36	480,606
2,782,000	C	5.600%, due 03/29/11	2,782,938
90,703		6.000%, due 06/01/16	92,081
460,321		6.000%, due 07/01/16	467,316
157,868		6.000%, due 08/01/16	160,267
116,050		6.000%, due 10/01/16	117,814
500,575		6.000%, due 03/01/17	508,087
213,360		6.000%, due 04/01/17	216,562
324,932		6.000%, due 06/01/17	329,808
62,005		6.000%, due 09/01/17	62,936
78,932		6.000%, due 10/01/17	80,116
311,808		6.000%, due 11/01/17	316,546
313,437		6.000%, due 12/01/17	318,140
289,635		6.000%, due 12/01/18	293,851
4,207,156		6.000%, due 07/25/29	4,260,343
2,278,535		6.000%, due 04/25/31	2,321,974
2,458,711		6.500%, due 04/01/30	2,522,590
112,641		7.000%, due 06/01/29	116,227
823		7.000%, due 08/01/29	848
6,064		7.000%, due 10/01/29	6,253
179,009		7.000%, due 11/01/29	184,605
84,704		7.000%, due 01/01/30	87,352
150,562		7.000%, due 03/01/30	155,268
91,424		7.000%, due 01/01/31	94,163
1,238,951		7.000%, due 06/01/31	1,279,380
214,383		7.000%, due 08/01/31	220,671
12,225		7.000%, due 10/01/31	12,583
54,956		7.000%, due 01/01/32	56,567
8,445		7.000%, due 04/01/32	8,690
17,620		7.000%, due 05/01/32	18,131
41,338		7.000%, due 07/01/32	42,537
4,247	I	7.125%, due 07/01/27	4,319
28,066	I	7.180%, due 07/01/27	28,715

Principal Amount			Value
$14,919		7.500%, due 11/01/29	$15,575
141,046		7.500%, due 10/01/30	146,915
111,401		7.500%, due 11/01/30	116,037
727,958	C	7.500%, due 01/25/48	754,089
			59,025,039
		Government National Mortgage Association: 0.3%
37,375		5.125%, due 12/20/29	37,433
136,929		5.375%, due 04/20/28	138,173
164,282		6.500%, due 10/15/31	168,882
499,355		7.000%, due 09/15/24	515,952
840,931		7.000%, due 10/15/24	868,954
145,366		7.000%, due 11/15/24	150,192
1,324,190		7.500%, due 12/15/23	1,381,359
			3,260,945
		Total U.S. Government Agency Obligations (Cost $104,419,719)	103,388,217
U.S. TREASURY OBLIGATIONS: 1.2%
		U.S. Treasury Bonds: 0.2%
852,000	L	4.500%, due 11/30/11	844,679
900,000	L	4.500%, due 02/15/36	856,126
838,000	L	4.625%, due 11/15/16	832,763
			2,533,568
		Treasury Inflation Protected Securities: 0.5%
2,038,000		2.000%, due 01/15/16	2,001,374
3,973,000	L	2.375%, due 04/15/11	4,024,481
			6,025,855
		U.S. Treasury Notes: 0.3%
2,856,000	L	4.625%, due 11/30/08	2,846,518
799,000	L	4.625%, due 11/15/09	796,753
			3,643,271
		U.S. Treasury STRIP: 0.2%
7,438,000	L	Discount Note, due 02/15/36	1,884,722
			1,884,722
		Total U.S. Treasury Obligations (Cost $14,130,460)	14,087,416
ASSET-BACKED SECURITIES: 1.2%
		Automobile Asset-Backed Securities: 0.1%
182,000	C	AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	180,677
1,201	C	Honda Auto Receivables Owner Trust, 2.790%, due 03/16/09	1,190
650,605	C	Nissan Auto Receivables Owner Trust, 2.050%, due 03/16/09	643,980
437,406	C	Nissan Auto Receivables Owner Trust, 2.610%, due 07/15/08	434,180
			1,260,027

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
		Credit Card Asset-Backed Securities: 0.0%
$12,000	C	Bank One Issuance Trust, 4.540%, due 09/15/10	$11,891
12,000	C	MBNA Credit Card Master Note Trust, 4.950%, due 06/15/09	12,008
			23,899
		Home Equity Asset-Backed Securities: 0.6%
1,013,100	C	Bayview Financial Revolving Mortgage Loan Trust, 5.850%, due 09/28/43	1,014,109
4,707,000	C	GSAA Trust, 5.242%, due 06/25/34	4,655,587
850,000	C	GSAA Trust, 6.040%, due 07/25/36	858,235
153,044	+,C	Merrill Lynch Mortgage Investors, Inc., 5.710%, (step rate 6.040%), due 07/25/34	153,568
1,000	+,C	Renaissance Home Equity Loan Trust, 4.456%, (step rate 4.956%), due 05/25/35	991
			6,682,490
		Other Asset-Backed Securities: 0.5%
160,707	C	Amortizing Residential Collateral Trust, 5.850%, due 05/25/32	160,958
79,000	C	Caterpillar Financial Asset Trust, 5.590%, due 02/25/09	78,988
4,008	C	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	3,955
144,872	+,C	Chase Funding Mortgage Loan, 5.650%, (step rate 5.920%), due 07/25/33	145,261
98,125	C	Citigroup Mortgage Loan Trust, Inc., 5.470%, due 02/25/35	98,199
4,000	C	Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	3,965
761,000	C	Countrywide Asset-Backed Certificates, 5.683%, due 10/25/46	760,763
104,000	C	Countrywide Asset-Backed Certificates, 5.689%, due 10/25/46	104,228
1,583,000	+,C	Credit-Based Asset Servicing and Securitization, 5.501%, (step rate 6.001%), due 12/25/36	1,579,495
748,000	C	Equity One, Inc., 5.050%, due 09/25/33	737,991
242,534	+,C	Fannie Mae Grantor Trust, 5.490%, (step rate 5.600%), due 04/25/35	242,906

Principal Amount			Value
$719,000	+,C	Merrill Lynch Mortgage Investors, Inc., 5.609%, (step rate 6.109%), due 03/25/37	$718,099
543	C	Popular Mortgage Pass-Through Trust, 3.735%, due 12/25/34	542
8,000	C	Popular Mortgage Pass-Through Trust, 4.000%, due 12/25/34	7,919
3,000	C	Popular Mortgage Pass-Through Trust, 4.596%, due 11/25/35	2,972
796,000	+,C	Renaissance Home Equity Loan Trust, 5.608%, (step rate 6.108%) due 05/25/36	795,965
96,723	C	Residential Asset Mortgage Products, Inc., 5.660%, due 06/25/33	96,831
1,082,132	+,C	Structured Asset Securities Corp., 6.000%, (step rate 6.500%), due 03/25/34	1,079,725
			6,618,762
		Total Asset-Backed Securities (Cost $14,669,950)	14,585,178
COLLATERALIZED MORTGAGE OBLIGATIONS: 8.9%
60,000	C	Banc of America Commercial Mortgage, Inc., 4.429%, due 11/10/39	57,997
10,000	C	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	9,708
10,000	C	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	9,888
10,000	C	Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	9,900
10,000	C	Banc of America Commercial Mortgage, Inc., 4.891%, due 07/10/45	9,834
204,325	C	Banc of America Commercial Mortgage, Inc., 5.363%, due 07/10/46	205,258
516,000	C	Banc of America Commercial Mortgage, Inc., 5.463%, due 09/10/47	515,568
377,404	C	Banc of America Commercial Mortgage, Inc., 5.685%, due 07/10/44	380,574

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$160,000	C	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	$166,497
1,723,141	C	Banc of America Funding Corp., 5.281%, due 09/20/35	1,695,274
2,713,530	C	Banc of America Funding Corp., 5.750%, due 09/20/34	2,700,546
892,922	C	Banc of America Funding Corp., 5.858%, due 05/20/36	891,414
1,176,000	C	Banc of America Mortgage Securities, 4.147%, due 07/25/34	1,145,189
1,047,373	C	Banc of America Mortgage Securities, 5.181%, due 09/25/35	1,030,435
905,502	C	Banc of America Mortgage Securities, 5.250%, due 11/25/19	896,295
857,712	C	Banc of America Mortgage Securities, 5.500%, due 11/25/33	845,352
1,935,125	C	Banc of America Mortgage Securities, 5.500%, due 06/25/35	1,923,267
165,596	C	Bank of America Alternative Loan Trust, 6.500%, due 04/25/36	167,718
2,461,374	C	Bank of America Alternative Loan Trust, 6.500%, due 05/25/46	2,490,661
312,614	+, C	Bear Stearns Alternative-A Trust, 5.670%, (step rate 5.960%), due 07/25/34	313,009
7,000	C	Bear Stearns Commercial Mortgage Securities, 3.880%, due 08/13/39	6,801
26,000	C	Bear Stearns Commercial Mortgage Securities, 4.030%, due 02/13/46	25,158
1,427,000	C	Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	1,396,435
126,708	C	Bear Stearns Commercial Mortgage Securities, 5.294%, due 09/11/41	126,844
1,000	C	Capco America Securitization Corp., 6.460%, due 10/15/30	1,019
2,060,000	C	Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	2,154,868
2,512,343	C	Chase Mortgage Finance Corp., 5.414%, due 12/25/35	2,480,939
1,548,924	C	Chase Mortgage Finance Corp., 5.500%, due 11/25/35	1,538,724

Principal Amount			Value
$190,000	C	Citigroup Commercial Mortgage Trust, 4.639%, due 05/15/43	$186,464
361,192	C	Citigroup Commercial Mortgage Trust, 5.720%, due 03/15/49	366,034
189,197	C	Citigroup Mortgage Loan Trust, Inc., 5.949%, due 06/25/36	189,729
2,846,696	C	Citigroup Mortgage Loan Trust, Inc., 6.000%, due 11/25/35	2,847,986
15,000	C	Commercial Mortgage Pass-Through Certificates, 3.600%, due 03/10/39	14,533
27,928	C	Countrywide Alternative Loan Trust, 5.416%, due 10/25/35	27,579
2,211,834	C	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	2,203,086
782,739	C	Countrywide Alternative Loan Trust, 5.638%, due 11/25/46	782,739
208,729	C	Countrywide Alternative Loan Trust, 5.650%, due 02/25/35	208,930
106,385	C	Countrywide Alternative Loan Trust, 6.000%, due 05/25/36	107,121
1,112,867	C	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	1,075,566
423,423	C	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	405,512
32,000	C	Credit Suisse First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	31,325
10,000	C	Credit Suisse First Boston Mortgage Securities Corp., 4.321%, due 01/15/37	9,673
10,000	C	Credit Suisse First Boston Mortgage Securities Corp., 4.801%, due 03/15/36	9,749
8,000	C	Credit Suisse First Boston Mortgage Securities Corp., 7.544%, due 04/15/62	8,620
353,755	C	Credit Suisse Mortgage Capital Certificates, 4.991%, due 06/15/38	351,313
1,500,611	C	Credit Suisse Mortgage Capital Certificates, 7.000%, due 08/25/36	1,521,209
40,652	C	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	41,121

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$115,000	C	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	$119,495
1,122,049	C	First Horizon Alternative Mortgage Securities, 5.500%, due 08/25/35	1,107,872
617,710	C	First Horizon Asset Securities, Inc., 5.390%, due 10/25/35	613,364
932,051	C	First Horizon Asset Securities, Inc., 5.500%, due 12/25/35	924,737
1,500,000	C	First Union National Bank Commercial Mortgage, 6.663%, due 01/12/43	1,574,675
896,788	C	GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	878,629
1,000	C	GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	985
282,185	C	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	284,087
1,664,990	C	GMAC Mortgage Corp. Loan Trust, 4.604%, due 10/19/33	1,614,813
1,901,304	C	GMAC Mortgage Corp. Loan Trust, 5.265%, due 03/18/35	1,870,556
870,000	C	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	867,450
300,000	C	Greenwich Capital Commercial Funding Corp., 5.912%, due 07/10/38	308,588
684,000	C	GS Mortgage Securities Corp. II, 5.626%, due 04/10/38	693,032
548,228	#,C	GSMPS Mortgage Loan Trust, 5.700%, due 01/25/35	550,801
954,721	#,C	GSMPS Mortgage Loan Trust, 5.720%, due 04/25/36	957,171
440,423	+, C	Harborview Mortgage Loan Trust, 5.700%, (step rate 6.020%), due 01/19/35	442,532
522,799	+, C	Homebanc Mortgage Trust, 5.780%, (step rate 6.180%), due 08/25/29	523,656
327,566		JP Morgan Alternative Loan Trust, 5.515%, due 01/25/36	326,150
62,348,969	C	JP Morgan Chase Commercial Mortgage Securities Corp., 0.070%, due 01/12/43	155,180

Principal Amount			Value
$15,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	$14,596
1,000,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.262%, due 08/12/40	981,197
475,734	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.275%, due 01/12/37	464,088
116,332	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.338%, due 05/12/45	116,572
152,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.455%, due 05/15/47	152,167
304,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.495%, due 05/15/47	303,644
168,493	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.833%, due 04/15/45	170,583
877,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.861%, due 04/15/45	901,280
4,300,680	C	JP Morgan Mortgage Trust, 5.408%, due 11/25/35	4,246,922
258,000	C	LB-UBS Commercial Mortgage Trust, 4.547%, due 08/15/29	251,842
1,000	C	LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	986
288,000	C	LB-UBS Commercial Mortgage Trust, 4.583%, due 08/15/29	280,851
776,000	C	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	766,543
231,000	C	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	222,125
250,000	C	LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30	247,747
10,000	C	LB-UBS Commercial Mortgage Trust, 4.998%, due 04/15/30	9,893
340,000	C	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	338,955
170,000	C	LB-UBS Commercial Mortgage Trust, 5.207%, due 02/15/31	169,456
620,000	C	LB-UBS Commercial Mortgage Trust, 5.227%, due 04/15/40	615,450

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$357,769	C	LB-UBS Commercial Mortgage Trust, 5.741%, due 06/15/32	$362,646
776,000	C	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	810,485
3,000,000	C	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	3,178,869
927,000		MASTR Alternative Loans Trust, Discount Note, due 04/12/42	927,000
2,290,589	C	MASTR Alternative Loans Trust, 5.500%, due 01/25/20	2,287,194
162,369	C	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	163,061
515,428	C	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	520,773
14,393,560	#,C	Merrill Lynch Mortgage Trust, 0.193%, due 11/12/35	114,620
213,000	C	Merrill Lynch Mortgage Trust, 5.660%, due 05/12/39	217,640
375,000	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.439%, due 02/12/39	377,749
209,353	+, C	MLCC Mortgage Investors, Inc., 5.670%, (step rate 5.960%), due 01/25/29	209,600
360,000	C	Morgan Stanley Capital I, 4.827%, due 06/12/47	353,571
160,000	C	Morgan Stanley Capital I, 5.007%, due 01/14/42	158,298
1,074,334	C	Morgan Stanley Capital I, 5.490%, due 07/12/44	1,082,393
1,010,000	C	Morgan Stanley Capital I, 5.741%, due 08/12/41	1,033,406
1,314,167	C	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	1,270,360
1,790,970	C	Mortgage Capital Funding, Inc., 6.663%, due 03/18/30	1,806,264
176,817	C	MortgageIT Trust, 5.690%, due 11/25/35	177,037
168,259	C	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	161,645
600,000	C	Prudential Securities Secured Financing Corp., 6.649%, due 07/15/08	609,895
1,173,479	C	RAAC Series, 5.250%, due 09/25/34	1,159,708
861,959	C	RAST 2006-A10 A5, 6.500%, due 09/25/36	867,273

Principal Amount			Value
$205,240	+,C	Sequoia Mortgage Trust, 5.620%, (step rate 5.860%), due 01/20/35	$205,673
6,734	C	Structured Adjustable Rate Mortgage Loan Trust, 5.660%, due 07/25/35	6,765
371,123	+,C	Structured Asset Mortgage Investments, Inc., 5.590%, (step rate 5.800%), due 04/19/35	371,939
70,000	C	Wachovia Bank Commercial Mortgage Trust, 5.223%, due 07/15/42	69,972
347,905	C	Wachovia Bank Commercial Mortgage Trust, 5.726%, due 06/15/45	351,239
370,000	C	Wachovia Bank Commercial Mortgage Trust, 5.935%, due 06/15/45	379,911
324,706	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.000%, due 12/25/18	318,108
3,834,986	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.678%, due 09/25/46	3,837,784
89,326	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.728%, due 05/25/46	89,403
735,288	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.750%, due 02/25/36	737,997
784,000	+,C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.764%, (step rate 6.264%), due 10/25/36	778,296
1,241,987	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 6.000%, due 07/25/36	1,242,321
867,000	+,C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 6.081%, (step rate 6.581%), due 09/25/36	867,724
213,027	C	Washington Mutual, Inc., 5.600%, due 01/25/45	213,459
940,351	C	Washington Mutual, Inc., 5.638%, due 10/25/46	940,682

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$649,802	C	Washington Mutual, Inc., 5.660%, due 01/25/45	$651,373
120,921	+,C	Washington Mutual, Inc., 5.795%, (step rate 6.160%), due 06/25/44	121,411
1,799,272	C	Washington Mutual, Inc., 6.000%, due 06/25/34	1,799,836
1,445,000	C	Wells Fargo Mortgage-Backed Securities Trust, 3.499%, due 06/25/35	1,407,867
1,059,000	C	Wells Fargo Mortgage-Backed Securities Trust, 4.109%, due 06/25/35	1,035,143
2,225,000	C	Wells Fargo Mortgage-Backed Securities Trust, 4.500%, due 08/25/18	2,111,655
2,667,538	C	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	2,632,318
1,168,794	C	Wells Fargo Mortgage-Backed Securities Trust, 5.500%, due 12/25/35	1,145,053
1,750,314	C	Wells Fargo Mortgage-Backed Securities Trust, 5.500%, due 01/25/36	1,712,026
2,454,177	C	Wells Fargo Mortgage-Backed Securities Trust, 5.690%, due 12/25/36	2,443,047
2,799,998	C	Wells Fargo Mortgage-Backed Securities Trust, 5.989%, due 10/25/36	2,806,116
273,320	C	Wells Fargo Mortgage-Backed Securities Trust, 6.000%, due 06/25/36	273,458
1,885,694	C	Wells Fargo Mortgage-Backed Securities Trust, 6.001%, due 11/25/36	1,889,814
		Total Collateralized Mortgage Obligations (Cost $106,521,344)	105,942,008
MUNICIPAL BONDS: 0.4%
		California: 0.1%
900,000	C	City of San Diego, 7.125%, due 06/01/32	927,981
			927,981
		Louisiana: 0.2%
1,700,000	#,C	Tulane University of Louisiana, 6.174%, due 11/15/12	1,700,000
			1,700,000

Principal Amount				Value
			Michigan: 0.1%
	$1,570,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	$1,629,629
				1,629,629
			Total Municipal Bonds (Cost $4,185,552)	4,257,610
OTHER BONDS: 0.3%
			Foreign Government Bonds: 0.3%
ARS	4,422,200	@@	Argentina Bonos, Discount Note, due 09/30/14	1,592,111
TRY	2,945,000	@@	Turkey Government International Bond, 21.280%, due 08/13/08	1,523,209
			Total Other Bonds (Cost $2,997,433)	3,115,320
			Total Long-Term Investments (Cost $1,085,035,643)	1,158,165,990
SHORT-TERM INVESTMENTS: 14.3%
			Mutual Fund: 3.4%
	$40,000,000	**	ING Institutional Prime Money Market Fund	40,000,000
			Total Mutual Fund (Cost $40,000,000)	40,000,000

	Repurchase Agreement: 0.9%
11,096,000	Deutsche Bank Repurchase Agreement dated 12/29/06, 5.250%, due 01/02/07, $11,102,473 to be received upon repurchase (Collateralized by $11,226,000 Federal Home Loan Mortgage Corporation, 5.125%, Market Value plus accrued interest $11,318,653, due 10/24/07	11,096,000
Total Repurchase Agreement (Cost $11,096,000)		11,096,000
	Securities Lending CollateralCC: 10.0%
119,642,157	The Bank of New York Institutional Cash Reserves Fund	119,642,157
Total Securities Lending Collateral (Cost $119,642,157)		119,642,157
Total Short-Term Investments (Cost $170,738,157)		170,738,157

Total Investments in Securities (Cost $1,255,773,800)*	111.2%	$1,328,904,147
Other Assets and Liabilities - Net	(11.2)	(134,292,068)
Net Assets	100.0%	$1,194,612,079

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

@  Non-income producing security

@@  Foreign Issuer

STRIP  Separate Trading of Registered Interest and Principal of Securities

MASTR  Mortgage Asset Securitization Transaction, Inc.

+  Step-up basis bonds. Interest rates shown reflect current and future coupon rates.

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

ARS  Argentine Peso

JPY  Japanese Yen

TRY  Turkish Lira

**  Investment in affiliate

*  Cost for federal income tax purposes is $1,266,053,534.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$74,423,934
Gross Unrealized Depreciation	(11,573,321)
Net Unrealized Appreciation	$62,850,613

ING VP Balanced Portfolio Credit Default Swap Agreements Outstanding on December 31, 2006:

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Morgan Stanley
Capital Services Inc.	Domtar Inc. 7.875% due 10/15/2011	Buy	(2.65)%	9/20/11	USD	543,500	$(23,687)
UBS AG	Domtar Inc. 7.875% due 10/15/2011	Sell	2.60%	9/20/11	USD	542,000	20,692
Citibank N.A., New York Dow Jones CDX.NA.IG.6 Index	(3-7% Tranche)	Buy	(4.66)%	6/20/16		USD994,250	(42,232)
Citibank N.A., New York Dow Jones CDX.NA.IG.6 Index	(7-10% Tranche)	Sell	1.0025%	6/20/16		USD2,952,000	1,374
Citibank N.A., New York	Dow Jones CDX.NA.XO.7 Index	Buy	(1.65)%	12/20/11		USD4,111,000	(10,675)
Citibank N.A., New York Entergy Corporation 7.75%	due 12/15/2009	Sell	0.38%	12/20/11		USD1,816,000	4,128
Citibank N.A., New York Glitnir Banki HF Floating Rate	Note due 1/27/2010	Buy	(0.60)%	9/20/11		USD1,025,000	(11,681)
UBS AG Glitnir Banki HF Floating Rate	Note due 1/27/2010	Buy	(0.61)%	9/20/11		USD1,025,000	(13,401)
Morgan Stanley Capital Services Inc.	H.J. Heinz Co.6% due 3/15/2008	Buy	(0.35)%	9/20/11		USD3,075,000	(3,703)
Morgan Stanley Capital Services Inc.	H.J. Heinz Co.6% due 3/15/2008	Buy	(0.41)%	9/20/11		USD3,587,500	(13,425)
Morgan Stanley Capital Services Inc.	HCA Inc. LN Tranche Number: LN300285	Buy	(1.70)%	12/20/11		USD953,000	(19,442)
Barclays Bank PLC	Kinder Morgan Inc. 6.5% due 9/1/2012	Sell	1.70%	9/20/11	USD	217,000	4,968
Merrill Lynch International	Kinder Morgan Inc. 6.5% due 9/1/2012	Buy	(1.90)%	9/20/11		USD542,000	(17,407)
UBS AG	Kinder Morgan Inc. 6.5% due 9/1/2012	Buy	(1.90)%	9/20/11	USD	542,000	(18,104)
UBS AG Rogers Wireless Inc. 7.25%	due 12/15/2012	Sell	1.30%	9/20/11		USD1,121,000	35,910
UBS AG Russian Federation 5% Step	due 3/31/2030	Sell	0.31%	8/20/07		USD4,485,000	8,531
UBS AG Russian Federation 5% Step	due 3/31/2030	Sell	0.24%	8/20/07		USD2,104,000	290
Citibank N.A., New York	Telus Corporation 8% due 6/1/2011	Sell	0.45%	12/20/11		USD180,000	412
Goldman Sachs International	Telus Corporation 8% due 6/1/2011	Sell	0.47%	12/20/11		USD963,000	4,094
Citibank N.A., New York United States Steel Corporation 9.75%	due 5/15/2010	Buy	(1.70)%	12/20/16		USD202,000	(2,284)
Citibank N.A., New York United States Steel Corporation 9.75%	due 5/15/2010	Buy	(1.68)%	12/20/16		USD278,000	(2,739)
UBS AG	XL Capital Ltd. 5.25% due 9/15/2014	Buy	(0.61)%	9/20/16	USD	1,025,000	(22,944)
UBS AG	XL Capital Ltd. 5.25% due 9/15/2014	Buy	(0.61)%	9/20/16	USD	2,050,000	(45,888)
							$(167,213)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2006

ING VP Balanced Portfolio Open Futures Contracts on December 31, 2006

Contract Description	Number of Contracts	Notional Market Value ($)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
MidCap400	2	811,300	3/15/07	$(10,501)
S&P 500	1	357,100	3/15/07	776
U.S. Treasury 2-Year Note	380	77,531,879	3/30/07	(282,413)
U.S. Treasury 5-Year Note	147	15,444,188	3/30/07	(195,056)
				$(487,194)
Short Contracts
90-Day Eurodollar	376	(88,999,200)	3/19/07	$22,282
U.S. Treasury 10-Year Note	76	(8,167,625)	3/21/07	89,882
U.S. Treasury Long Bond	44	(4,903,250)	3/21/07	87,238
				$199,402

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 95.4%
		Agriculture: 2.6%
931,350		Altria Group, Inc.	$79,928,457
			79,928,457
		Apparel: 0.7%
493,600	@,L	Coach, Inc.	21,205,056
			21,205,056
		Banks: 7.3%
1,450,700		Bank of America Corp.	77,452,873
986,950		Bank of New York Co., Inc.	38,856,222
424,350		Capital One Financial Corp.	32,598,567
1,324,450		US Bancorp.	47,931,846
853,100		Wells Fargo & Co.	30,336,236
			227,175,744
		Beverages: 1.1%
538,805		PepsiCo, Inc.	33,702,253
			33,702,253
		Biotechnology: 0.8%
381,900	@	Genzyme Corp.	23,517,402
			23,517,402
		Chemicals: 1.0%
425,050		Air Products & Chemicals, Inc.	29,872,514
			29,872,514
		Computers: 3.6%
112,500	@,L	CACI International, Inc.	6,356,250
1,134,700		Hewlett-Packard Co.	46,738,293
274,300		International Business Machines Corp.	26,648,245
149,450	@	Isilon Systems, Inc.	4,124,820
1,019,150	@@,L	Seagate Technology, Inc.	27,007,475
			110,875,083
		Cosmetics/Personal Care: 2.3%
1,104,896		Procter & Gamble Co.	71,011,666
			71,011,666
		Diversified Financial Services: 8.1%
1,582,300		Citigroup, Inc.	88,134,110
983,506	L	Countrywide Financial Corp.	41,749,830
1,169,917	@,L	E*Trade Financial Corp.	26,229,539
90,100		Franklin Resources, Inc.	9,926,317
47,700		Goldman Sachs Group, Inc.	9,508,995
724,500		JPMorgan Chase & Co.	34,993,350
342,700		Merrill Lynch & Co., Inc.	31,905,370
643,000	@,L	TD Ameritrade Holding Corp.	10,403,740
			252,851,251
		Electric: 1.3%
1,803	@	Dynegy, Inc.	13,054
1,305,777	@,L	Mirant Corp.	41,223,380
			41,236,434
		Electrical Components & Equipment: 1.7%
763,800		Emerson Electric Co.	33,675,942
433,500	@,L	General Cable Corp.	18,948,285
			52,624,227

Shares			Value
		Electronics: 1.3%
2,302,500	@,@@,L	Flextronics International Ltd.	$26,432,700
300,000	@	Thomas & Betts Corp.	14,184,000
			40,616,700
		Engineering & Construction: 1.2%
2,080,700	@@,L	ABB Ltd. ADR	37,410,986
			37,410,986
		Entertainment: 1.5%
673,400		International Game Technology	31,111,080
706,400	L	Regal Entertainment Group	15,060,448
			46,171,528
		Healthcare-Products: 3.5%
288,100		Baxter International, Inc.	13,364,959
799,800		Johnson & Johnson	52,802,796
1,169,600	@	St. Jude Medical, Inc.	42,760,576
			108,928,331
		Healthcare-Services: 0.8%
553,500		Aetna, Inc.	23,900,130
			23,900,130
		Household Products/Wares: 0.9%
452,600		Clorox Co.	29,034,290
			29,034,290
		Insurance: 6.0%
1,006,800		American International Group, Inc.	72,147,288
758,400	L	AON Corp.	26,801,856
668,800	L	Metlife, Inc.	39,465,888
664,650		St. Paul Travelers Cos., Inc.	35,685,059
293,250		Stancorp Financial Group, Inc.	13,210,913
			187,311,004
		Internet: 1.0%
65,200	@	Google, Inc.	30,023,296
			30,023,296
		Investment Companies: 2.6%
2,276,583	@,@@	KKR Private Equity Investors LP	52,019,922
785,000	L	Utilities Select Sector SPDR	28,825,200
			80,845,122
		Iron/Steel: 1.2%
420,600		Allegheny Technologies, Inc.	38,140,008
			38,140,008
		Lodging: 0.3%
210,900	L	Boyd Gaming Corp.	9,555,879
			9,555,879
		Media: 2.3%
2,398,200		News Corp., Inc.	51,513,336
540,000		Walt Disney Co.	18,505,800
			70,019,136

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Metal Fabricate/Hardware: 0.8%
328,400	L	Precision Castparts Corp.	$25,707,152
			25,707,152
		Mining: 1.2%
388,600	L	Freeport-McMoRan Copper & Gold, Inc.	21,656,678
73,900	@@,L	Rio Tinto PLC ADR	15,703,011
			37,359,689
		Miscellaneous Manufacturing: 5.4%
584,700		Cooper Industries Ltd.	52,874,421
173,800	L	Dover Corp.	8,519,676
2,177,726		General Electric Co.	81,033,184
498,100		Roper Industries, Inc.	25,024,544
			167,451,825
		Oil & Gas: 7.2%
1,583,500		ExxonMobil Corp.	121,343,605
832,250	@	Newfield Exploration Co.	38,241,888
518,100	@,L	Plains Exploration & Production Co.	24,625,293
795,600	L	Rowan Cos., Inc.	26,413,920
387,000	@,L	Southwestern Energy Co.	13,564,350
			224,189,056
		Oil & Gas Services: 1.8%
620,404	L	Schlumberger Ltd.	39,184,717
387,000	@,L	Weatherford International Ltd.	16,172,730
			55,357,447
		Pharmaceuticals: 7.1%
846,850		Abbott Laboratories	41,250,064
890,000		Caremark Rx, Inc.	50,827,900
161,399	@	Gilead Sciences, Inc.	10,479,637
722,940	@,L	Medco Health Solutions, Inc.	38,633,914
1,634,874		Pfizer, Inc.	42,343,237
708,500		Wyeth	36,076,820
			219,611,572
		Retail: 4.6%
577,700		Best Buy Co., Inc.	28,417,063
1,371,700	L	CVS Corp.	42,399,247
452,600	L	Home Depot, Inc.	18,176,416
2,056,550	L	Staples, Inc.	54,909,885
			143,902,611
		Semiconductors: 3.0%
3,522,700		Intel Corp.	71,334,670
1,904,586	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	20,817,125
			92,151,795
		Software: 4.8%
610,000	@,L	Activision, Inc.	10,516,400
506,550	@@	Infosys Technologies Ltd. ADR	27,637,368
3,760,532		Microsoft Corp.	112,289,486
			150,443,254

Shares			Value
		Telecommunications: 6.4%
2,355,400	L	AT&T, Inc.	$84,205,550
441,200	@	Cisco Systems, Inc.	12,057,996
2,534,300		Motorola, Inc.	52,105,208
750,900		Qualcomm, Inc.	28,376,511
615,000		Verizon Communications, Inc.	22,902,600
			199,647,865
		Total Common Stock (Cost $2,516,186,591)	2,961,778,763

Principal Amount	Value
SHORT-TERM INVESTMENTS: 15.1%

		Mutual Fund: 4.4%
$138,000,000	**	ING Institutional Prime Money Market Fund	138,000,000
		Total Mutual Fund (Cost $138,000,000)	138,000,000

	Repurchase Agreement: 0.2%
6,097,000	Goldman Sachs Repurchase Agreement dated 12/29/06, 5.220%, due 01/02/07, $6,100,536 to be received upon repurchase (Collateralized by $6,150,000 Federal Home Loan Bank, 4.625%, Market Value plus accrued interest $6,222,967, due 02/08/08)	6,097,000
Total Repurchase Agreement (Cost $6,097,000)		6,097,000
	Securities Lending Collateralcc: 10.5%
324,265,437	The Bank of New York Institutional Cash Reserves Fund	324,265,437
		324,265,437
Total Securities Lending Collateral (Cost $324,265,437)		324,265,437
Total Short-Term Investments (Cost $468,362,437)		468,362,437

Total Investments in Securities (Cost $2,984,549,028)*	110.5%	$3,430,141,200
Other Assets and Liabilities - Net	(10.5)	(327,262,514)
Net Assets	100.0%	$3,102,878,686

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

**  Investment in affiliate

*  Cost for federal income tax purposes is $2,996,224,939.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$453,040,494
Gross Unrealized Depreciation	(19,124,233)
Net Unrealized Appreciation	$433,916,261

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

ING VP Growth and Income Portfolio Open Futures Contracts on December 31, 2006

Contract Description	Number of Contracts	Notional Market Value ($)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500	230	82,133,000	3/15/07	$145,915
				$145,915

ING VP Growth and Income Portfolio Written Options Outstanding on December 31, 2006:

Description/Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium Received	Value
European Style Call - Rowan Companies, Inc.	$40	1/19/07	150,000	$178,500	$(4,200)
				$178,500	$(4,200)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 98.8%
		Advertising: 1.0%
18,400	L	Omnicom Group	$1,923,536
			1,923,536
		Aerospace/Defense: 1.8%
22,600		L-3 Communications Holdings, Inc.	1,848,228
16,100		Lockheed Martin Corp.	1,482,327
			3,330,555
		Agriculture: 2.8%
61,600		Altria Group, Inc.	5,286,512
			5,286,512
		Airlines: 1.9%
28,900	@,L	AMR Corp.	873,647
21,300	@,L	Continental Airlines, Inc.	878,625
21,300	@,L	UAL Corp.	937,200
16,000	@,L	US Airways Group, Inc.	861,600
			3,551,072
		Apparel: 2.0%
87,100	@,L	Coach, Inc.	3,741,816
			3,741,816
		Banks: 1.4%
65,900		Bank of New York Co., Inc.	2,594,483
			2,594,483
		Beverages: 1.8%
52,600		PepsiCo, Inc.	3,290,130
			3,290,130
		Chemicals: 1.9%
68,740		Monsanto Co.	3,610,912
			3,610,912
		Commercial Services: 3.9%
123,700	@@	Accenture Ltd.	4,568,241
52,100		McKesson Corp.	2,641,470
			7,209,711
		Computers: 3.0%
133,800		Hewlett-Packard Co.	5,511,222
			5,511,222
		Cosmetics/Personal Care: 2.0%
59,065		Procter & Gamble Co.	3,796,108
			3,796,108
		Diversified Financial Services: 9.7%
68,400		American Express Co.	4,149,828
9,900		Blackrock, Inc.	1,503,810
153,500		Charles Schwab Corp.	2,968,690
87,400	@	E*Trade Financial Corp.	1,959,508
18,600		Goldman Sachs Group, Inc.	3,707,910
40,200		Merrill Lynch & Co., Inc.	3,742,620
			18,032,366
		Electronics: 0.8%
32,100	@	Thermo Electron Corp.	1,453,809
			1,453,809
		Engineering & Construction: 1.1%
40,600	@	McDermott International, Inc.	2,064,916
			2,064,916

Shares			Value
		Entertainment: 2.7%
109,000	L	International Game Technology	$5,035,800
			5,035,800
		Environmental Control: 1.2%
62,600		Waste Management, Inc.	2,301,802
			2,301,802
		Healthcare-Products: 6.2%
84,600		Baxter International, Inc.	3,924,594
46,067	@,L	Gen-Probe, Inc.	2,412,529
70,700		Medtronic, Inc.	3,783,157
18,300	@	Zimmer Holdings, Inc.	1,434,354
			11,554,634
		Healthcare-Services: 1.5%
65,400		Aetna, Inc.	2,823,972
			2,823,972
		Home Furnishings: 1.6%
29,100		Harman International Industries, Inc.	2,907,381
			2,907,381
		Insurance: 1.0%
27,000		American International Group, Inc.	1,934,820
			1,934,820
		Internet: 4.9%
37,900	@,L	Akamai Technologies, Inc.	2,013,248
11,100	@,L	Google, Inc.	5,111,328
88,000	@	VeriSign, Inc.	2,116,400
			9,240,976
		Media: 2.3%
40,400		McGraw-Hill Cos., Inc.	2,748,008
66,100	L	News Corp., Inc.	1,471,386
			4,219,394
		Metal Fabricate/Hardware: 1.1%
25,400		Precision Castparts Corp.	1,988,312
			1,988,312
		Miscellaneous Manufacturing: 3.8%
63,794		Danaher Corp.	4,621,237
49,100		Roper Industries, Inc.	2,466,784
			7,088,021
		Oil & Gas: 3.0%
38,100		ExxonMobil Corp.	2,919,603
58,800	@	Newfield Exploration Co.	2,701,860
			5,621,463
		Oil & Gas Services: 1.8%
25,500	@	Cameron International Corp.	1,352,775
31,400	L	Schlumberger Ltd.	1,983,224
			3,335,999
		Pharmaceuticals: 9.6%
72,100		Abbott Laboratories	3,511,991
58,400		Caremark Rx, Inc.	3,335,224
56,800	@	Gilead Sciences, Inc.	3,688,024

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Pharmaceuticals (continued)
66,000	@	Medco Health Solutions, Inc.	$3,527,040
76,700		Wyeth	3,905,564
			17,967,843
		Retail: 2.8%
57,100		Best Buy Co., Inc.	2,808,749
54,600	L	McDonald's Corp.	2,420,418
			5,229,167
		Semiconductors: 3.5%
182,400		Intel Corp.	3,693,600
79,200	@,L	Nvidia Corp.	2,931,192
			6,624,792
		Software: 8.9%
83,700	@,L	Activision, Inc.	1,442,988
69,500	@,L	Adobe Systems, Inc.	2,857,840
55,700	@,L	Intuit, Inc.	1,699,407
241,000		Microsoft Corp.	7,196,260
198,800	@	Oracle Corp.	3,407,432
			16,603,927
		Telecommunications: 6.8%
42,600		AT&T, Inc.	1,522,950
317,100	@	Cisco Systems, Inc.	8,666,343
39,300	@,L	NII Holdings, Inc.	2,532,492
			12,721,785
		Toys/Games/Hobbies: 1.0%
85,200		Mattel, Inc.	1,930,632
			1,930,632
Total Common Stock (Cost $170,761,862)			184,527,868
Principal Amount			Value
SHORT-TERM INVESTMENTS: 16.2%
		Repurchase Agreement: 0.9%

$1,811,000	Morgan Stanley Repurchase Agreement dated 12/29/06, 5.250%, due 01/02/07, $1,812,056 to be received upon repurchase (Collateralized by $5,830,000 Resolution Funding Corporation, Discount Note, Market Value $1,848,052, due 04/15/30)	1,811,000
	Total Repurchase Agreement (Cost $1,811,000)	1,811,000

Principal Amount			Value
		Securities Lending Collateralcc: 15.3%
$28,535,014		The Bank of New York Institutional Cash Reserves Fund	$28,535,014
		Total Securities Lending Collateral (Cost $28,535,014)	28,535,014
		Total Short-Term Investments (Cost $30,346,014)	30,346,014
	Total Investments in Securities (Cost $201,107,876)*	115.0%	$214,873,882
	Other Assets and Liabilities - Net	(15.0)	(28,104,532)
	Net Assets	100.0%	$186,769,350

@  Non-income producing security

@@  Foreign Issuer

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

*  Cost for federal income tax purposes is $201,248,396.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,101,286
Gross Unrealized Depreciation	(1,475,800)
Net Unrealized Appreciation	$13,625,486

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 97.8%
		Aerospace/Defense: 2.7%
72,300		DRS Technologies, Inc.	$3,808,764
92,900	@	Moog, Inc.	3,547,851
135,650	@	Teledyne Technologies, Inc.	5,443,635
46,700	@,L	TransDigm Group, Inc.	1,238,017
			14,038,267
		Apparel: 2.6%
87,200	@,@@,L	Gildan Activewear, Inc.	4,066,136
90,800		Phillips-Van Heusen	4,555,436
128,900	@,L	Steven Madden Ltd.	4,523,101
			13,144,673
		Banks: 4.5%
502,000		Bank Mutual Corp.	6,079,220
188,100	L	Citizens Banking Corp.	4,984,650
111,600		Provident Bankshares Corp.	3,972,960
116,300	@	Signature Bank	3,602,974
121,310		UMB Financial Corp.	4,429,028
			23,068,832
		Biotechnology: 0.9%
69,900	@,L	Alexion Pharmaceuticals, Inc.	2,823,261
135,800	@,L	Human Genome Sciences, Inc.	1,689,352
			4,512,613
		Building Materials: 1.2%
223,100	@,L	Dayton Superior Corp.	2,619,194
14,900	@,L	Genlyte Group, Inc.	1,163,839
146,400	@,L	Goodman Global, Inc.	2,518,080
			6,301,113
		Chemicals: 3.8%
80,700		Albemarle Corp.	5,794,260
174,282	@	Innophos, Inc.	2,558,460
112,500	L	Olin Corp.	1,858,500
170,000	@,L	Terra Industries, Inc.	2,036,600
288,000	L	UAP Holding Corp.	7,251,840
			19,499,660
		Commercial Services: 2.4%
35,000	@,L	Advisory Board Co.	1,873,900
86,200	L	Arbitron, Inc.	3,744,528
188,398	L	Diamond Management & Technology Consultants, Inc.	2,343,671
122,200	@,L	Exponent, Inc.	2,280,252
33,000	@	Geo Group, Inc.	1,238,160
23,500	@,L	Huron Consulting Group, Inc.	1,065,490
			12,546,001
		Computers: 4.1%
46,500	L	Agilysys, Inc.	778,410
27,700	@	CACI International, Inc.	1,565,050
179,300	@,L	Electronics for Imaging	4,765,794
115,400	@,L	Komag, Inc.	4,371,352
73,100	@,L	Micros Systems, Inc.	3,852,370
61,236	L	MTS Systems Corp.	2,364,934
232,200	@,L	Palm, Inc.	3,271,698
			20,969,608
		Distribution/Wholesale: 1.1%
247,760	@,L	Brightpoint, Inc.	3,332,372
71,000	L	Owens & Minor, Inc.	2,220,170
			5,552,542

Shares			Value
		Diversified Financial Services: 1.9%
106,934	@,L	CompuCredit Corp.	$4,257,043
36,205	@,L	GFI Group, Inc.	2,254,123
76,400	@	Investment Technology Group, Inc.	3,276,032
			9,787,198
		Electric: 1.3%
166,800	L	ITC Holdings Corp.	6,655,320
			6,655,320
		Electrical Components & Equipment: 0.4%
67,050		Ametek, Inc.	2,134,872
			2,134,872
		Electronics: 3.7%
140,000		CTS Corp.	2,198,000
44,000	@,L	Cymer, Inc.	1,933,800
69,800	@,L	Itron, Inc.	3,618,432
222,200	@,L	Kemet Corp.	1,622,060
58,100	@,L	Plexus Corp.	1,387,428
90,700	@	Thomas & Betts Corp.	4,288,296
86,800	@	Varian, Inc.	3,887,772
			18,935,788
		Engineering & Construction: 0.6%
51,300		Washington Group International, Inc.	3,067,227
			3,067,227
		Entertainment: 0.6%
111,600	@,L	Macrovision Corp.	3,153,816
			3,153,816
		Environmental Control: 0.7%
101,500	L	Metal Management, Inc.	3,841,775
			3,841,775
		Exchange Traded Fund: 0.5%
34,500	@@,L	iShares Russell 2000 Index Fund	2,694,105
			2,694,105
		Food: 1.1%
100,800		Corn Products International, Inc.	3,481,632
1,330		Seaboard Corp.	2,347,450
			5,829,082
		Gas: 1.6%
105,000	L	New Jersey Resources Corp.	5,100,900
94,900		WGL Holdings, Inc.	3,091,842
			8,192,742
		Healthcare-Products: 2.5%
78,200	@,L	Arthrocare Corp.	3,121,744
99,800	@,L	DJO, Inc.	4,273,436
40,200	@	Haemonetics Corp.	1,809,804
26,500	@,L	Kyphon, Inc.	1,070,600
132,379	@,L	PSS World Medical, Inc.	2,585,362
			12,860,946
		Healthcare-Services: 3.2%
136,259	@,L	Amedisys, Inc.	4,478,833
96,300	@,L	Magellan Health Services, Inc.	4,162,086
148,100	@,L	Psychiatric Solutions, Inc.	5,556,712

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Healthcare-Services (continued)
56,600	@,L	Sierra Health Services, Inc.	$2,039,864
			16,237,495
		Household Products/Wares: 0.7%
70,720	@	Central Garden & Pet Co.	3,424,262
			3,424,262
		Housewares: 1.2%
129,500		Toro Co.	6,038,585
			6,038,585
		Insurance: 5.9%
201,800	L	American Equity Investment Life Holding Co.	2,629,454
183,436	@@	Aspen Insurance Holdings Ltd.	4,835,373
150,598	@	First Mercury Financial Corp.	3,542,065
87,400	L	Landamerica Financial Group, Inc.	5,515,814
85,100	L	Ohio Casualty Corp.	2,536,831
62,900		PMI Group, Inc.	2,966,993
64,600		Radian Group, Inc.	3,482,586
332,000	@,@@	RAM Holdings Ltd.	4,744,280
			30,253,396
		Internet: 0.7%
141,500	@,L	Valueclick, Inc.	3,343,645
			3,343,645
		Iron/Steel: 1.7%
24,700		Carpenter Technology Corp.	2,532,244
84,100	L	Cleveland-Cliffs, Inc.	4,073,804
82,200		Gibraltar Industries, Inc.	1,932,522
			8,538,570
		Leisure Time: 0.4%
174,500	@,L	K2, Inc.	2,301,655
			2,301,655
		Machinery-Diversified: 1.6%
14,300	@	Middleby Corp.	1,496,781
46,500		Nordson Corp.	2,317,095
147,000	L	Wabtec Corp.	4,465,860
			8,279,736
		Media: 0.6%
167,500		GateHouse Media, Inc.	3,108,800
			3,108,800
		Metal Fabricate/Hardware: 0.9%
182,500		Commercial Metals Co.	4,708,500
			4,708,500
		Mining: 0.4%
37,400	@@	Inmet Mining Corp.	2,001,573
			2,001,573
		Miscellaneous Manufacturing: 0.6%
152,900	L	Barnes Group, Inc.	3,325,575
			3,325,575
		Oil & Gas: 3.3%
126,100	@,L	Carrizo Oil & Gas, Inc.	3,659,422
165,300	@,L	Denbury Resources, Inc.	4,593,687
199,400	@,L	EXCO Resources, Inc.	3,371,854
31,000	@	Giant Industries, Inc.	2,323,450
172,800	@,L	Parallel Petroleum Corp.	3,036,096
			16,984,509

Shares			Value
		Oil & Gas Services: 4.8%
53,000	@,@@,L	Core Laboratories NV	$4,293,000
49,600	@	FMC Technologies, Inc.	3,056,848
263,700	@,L	Global Industries Ltd.	3,438,648
71,100	@,L	Hydril	5,346,009
164,800	@,@@,L	North American Energy Partners	2,682,944
74,200	@,L	Oil States International, Inc.	2,391,466
107,500	@,L	Superior Energy Services	3,513,100
			24,722,015
		Pharmaceuticals: 2.5%
131,900	@,L	Alkermes, Inc.	1,763,503
150,900	@,L	BioMarin Pharmaceuticals, Inc.	2,473,251
87,500	@,L	Cubist Pharmaceuticals, Inc.	1,584,625
129,200	@,L	HealthExtras, Inc.	3,113,720
85,700	@,L	Sciele Pharma, Inc.	2,056,800
36,200	@,L	United Therapeutics Corp.	1,968,194
			12,960,093
		Real Estate Investment Trusts: 4.4%
16,300		Alexandria Real Estate Equities, Inc.	1,636,520
293,200		American Financial Realty Trust	3,354,208
100,200		BioMed Realty Trust, Inc.	2,865,720
244,100	L	DCT Industrial Trust, Inc.	2,880,380
181,200		Innkeepers USA Trust	2,808,600
75,900		Lexington Corporate Properties Trust	1,701,678
147,181		National Health Investors, Inc.	4,856,973
92,100	L	Nationwide Health Properties, Inc.	2,783,262
			22,887,341
		Retail: 6.0%
188,200		Casey's General Stores, Inc.	4,432,110
49,790		Cash America International, Inc.	2,335,151
111,500		Domino's Pizza, Inc.	3,122,000
129,100	@,L	Jos A Bank Clothiers, Inc.	3,789,085
62,900	@,L	Pantry, Inc.	2,946,236
104,300	L	Regis Corp.	4,124,022
132,500	L	Stage Stores, Inc.	4,026,675
67,400	@,L	Tractor Supply Co.	3,013,454
79,000	@	Tween Brands, Inc.	3,154,470
			30,943,203
		Savings & Loans: 4.7%
218,600		BankAtlantic Bancorp., Inc.	3,018,866
247,800	L	Brookline Bancorp., Inc.	3,263,526
248,803		First Niagara Financial Group, Inc.	3,697,213
150,261		Flagstar Bancorp., Inc.	2,229,873
346,900	L	NewAlliance Bancshares, Inc.	5,689,160
199,100		Provident Financial Services, Inc.	3,609,683
38,400	L	WSFS Financial Corp.	2,570,112
			24,078,433
		Semiconductors: 4.2%
91,900	@	Actel Corp.	1,668,904
487,300	@,L	Axcelis Technologies, Inc.	2,840,959
151,500	@,@@,L	Chartered Semiconductor Manufacturing Ltd.	1,265,025
406,200	@,L	Entegris, Inc.	4,395,084
152,000	@,L	Fairchild Semiconductor International, Inc.	2,555,120
100,100	@,L	Formfactor, Inc.	3,728,725
162,600	@,L	Micrel, Inc.	1,752,828

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Semiconductors (continued)
128,700	@,L	Microsemi Corp.	$2,528,955
18,900	@,L	Varian Semiconductor Equipment Associates, Inc.	860,328
			21,595,928
		Software: 3.4%
142,700	@,L	Ansys, Inc.	6,206,023
19,000	L	Computer Programs & Systems, Inc.	645,810
374,300	@,L	Informatica Corp.	4,570,203
76,500	@,L	Progress Software Corp.	2,136,645
116,750	@,L	THQ, Inc.	3,796,710
			17,355,391
		Storage/Warehousing: 0.7%
134,500	@,L	Mobile Mini, Inc.	3,623,430
			3,623,430
		Telecommunications: 3.7%
110,000	L	Adtran, Inc.	2,497,000
268,700		Alaska Communications Systems Group, Inc.	4,081,553
278,000	@,L	Arris Group, Inc.	3,477,780
71,000		Otelco, Inc.	1,513,720
122,700	@,L	RCN Corp.	3,699,405
133,300	@,L	SBA Communications Corp.	3,665,750
			18,935,208
		Textiles: 0.5%
71,500		G&K Services, Inc.	2,780,635
			2,780,635
		Transportation: 1.3%
57,500	L	Forward Air Corp.	1,663,475
181,800	@	HUB Group, Inc.	5,008,590
			6,672,065
		Trucking & Leasing: 2.2%
114,400	L	GATX Corp.	4,956,952
213,400	@@,L	Genesis Lease, Ltd. ADR	5,014,900
45,200	L	Greenbrier Cos., Inc.	1,356,000
			11,327,852
Total Common Stock (Cost $440,930,584)			503,214,075

Principal Amount			Value
SHORT-TERM INVESTMENTS: 28.7%
		Mutual Fund: 2.9%
$15,000,000	**	ING Institutional Prime Money Market Fund	$15,000,000
Total Mutual Fund (Cost $15,000,000)			15,000,000
		Repurchase Agreement: 0.5%

2,622,000	Morgan Stanley Repurchase Agreement dated 12/29/06, 5.250%, due 01/02/07, $2,623,530 to be received upon repurchase (Collateralized by $8,440,000 Resolution Funding Corporation, Discount Note, Market Value $2,675,396, due 04/15/30)	2,622,000
	Total Repurchase Agreement (Cost $2,622,000)	2,622,000
	Securities Lending Collateralcc: 25.3%
130,322,883	The Bank of New York Institutional Cash Reserves Fund	130,322,883
	Total Securities Lending Collateral (Cost $130,322,883)	130,322,883
	Total Short-Term Investments (Cost $147,944,883)	147,944,883

Total Investments in Securities (Cost $588,875,467)*	126.5%	$651,158,958
Other Assets and Liabilities - Net	(26.5)	(136,551,513)
Net Assets	100.0%	$514,607,445

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

**  Investment in affiliate

*  Cost for federal income tax purposes is $589,288,223.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$68,943,168
Gross Unrealized Depreciation	(7,072,433)
Net Unrealized Appreciation	$61,870,735

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP VALUE OPPORTUNITY PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 99.1%
		Aerospace/Defense: 1.7%
11,800		Boeing Co.	$1,048,312
38,100		United Technologies Corp.	2,382,012
			3,430,324
		Agriculture: 4.1%
63,000		Altria Group, Inc.	5,406,660
44,000		Loews Corp.	2,847,680
			8,254,340
		Banks: 9.6%
150,000		Bank of America Corp.	8,008,500
102,600		Bank of New York Co., Inc.	4,039,362
26,525		Capital One Financial Corp.	2,037,651
150,000		Wells Fargo & Co.	5,334,000
			19,419,513
		Beverages: 2.0%
43,700		Coca-Cola Co.	2,108,525
26,000		Molson Coors Brewing Co.	1,987,440
			4,095,965
		Chemicals: 2.3%
36,200		Air Products & Chemicals, Inc.	2,544,136
31,100		Ashland, Inc.	2,151,498
			4,695,634
		Coal: 0.7%
37,000	L	Peabody Energy Corp.	1,495,170
			1,495,170
		Computers: 1.4%
69,800		Hewlett-Packard Co.	2,875,062
			2,875,062
		Cosmetics/Personal Care: 3.1%
96,700		Procter & Gamble Co.	6,214,909
			6,214,909
		Diversified Financial Services: 14.3%
21,300	@,L	Affiliated Managers Group, Inc.	2,239,269
142,000		Citigroup, Inc.	7,909,400
94,763	@	E*Trade Financial Corp.	2,124,586
37,500	L	Freddie Mac	2,546,250
146,900		JPMorgan Chase & Co.	7,095,270
46,000		Merrill Lynch & Co., Inc.	4,282,600
32,500		Morgan Stanley	2,646,475
			28,843,850
		Electric: 3.7%
1,016	@	Dynegy, Inc.	7,356
143,600	@,L	Mirant Corp.	4,533,452
63,500		PG&E Corp.	3,005,455
			7,546,263
		Electrical Components & Equipment: 1.0%
47,200	@,L	General Cable Corp.	2,063,112
			2,063,112
		Electronics: 1.3%
218,900	@,@@	Flextronics International Ltd.	2,512,972
			2,512,972

Shares	Value
Engineering & Construction: 1.3%

140,500	@@	ABB Ltd. ADR	$2,526,190
			2,526,190
		Entertainment: 1.2%
115,300	L	Regal Entertainment Group	2,458,196
			2,458,196
		Food: 0.9%
73,696	@	Smithfield Foods, Inc.	1,891,039
			1,891,039
		Gas: 1.3%
45,900		Sempra Energy	2,572,236
			2,572,236
		Healthcare-Products: 0.8%
24,700		Johnson & Johnson	1,630,694
			1,630,694
		Healthcare-Services: 1.1%
49,300		Aetna, Inc.	2,128,774
			2,128,774
		Insurance: 8.5%
57,300		American International Group, Inc.	4,106,118
125,900	@,L	Conseco, Inc.	2,515,482
49,500		Genworth Financial, Inc.	1,693,395
63,300	L	Metlife, Inc.	3,735,333
22,000		Protective Life Corp.	1,045,000
46,200		St. Paul Travelers Cos., Inc.	2,480,478
34,525		Stancorp Financial Group, Inc.	1,555,351
			17,131,157
		Iron/Steel: 0.6%
12,500		Allegheny Technologies, Inc.	1,133,500
			1,133,500
		Lodging: 1.0%
43,200	L	Boyd Gaming Corp.	1,957,392
			1,957,392
		Media: 1.7%
58,000	L	Time Warner, Inc.	1,263,240
61,600		Walt Disney Co.	2,111,032
			3,374,272
		Mining: 0.8%
27,600	L	Freeport-McMoRan Copper & Gold, Inc.	1,538,148
			1,538,148
		Miscellaneous Manufacturing: 1.9%
45,600		Dover Corp.	2,235,312
43,100		General Electric Co.	1,603,751
			3,839,063
		Oil & Gas: 12.9%
22,700		Chevron Corp.	1,669,131
31,200		ConocoPhillips	2,244,840
124,900	L	ExxonMobil Corp.	9,571,087
88,400	@	Newfield Exploration Co.	4,061,980
76,300	@,L	Plains Exploration & Production Co.	3,626,539
87,900	L	Rowan Cos., Inc.	2,918,280
38,700		Valero Energy Corp.	1,979,892
			26,071,749

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP VALUE OPPORTUNITY PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		Oil & Gas Services: 1.1%
51,900	@	Weatherford International Ltd.	$2,168,901
			2,168,901
		Pharmaceuticals: 5.4%
41,495	@	Medco Health Solutions, Inc.	2,217,493
248,900	L	Pfizer, Inc.	6,446,510
42,100		Wyeth	2,143,732
			10,807,735
		Real Estate Investment Trusts: 2.3%
15,500	L	DCT Industrial Trust, Inc.	182,900
41,700	L	KKR Financial Corp.	1,117,143
37,000		Liberty Property Trust	1,818,180
57,500		Sunstone Hotel Investors, Inc.	1,536,975
			4,655,198
		Retail: 1.1%
48,700	L	McDonald's Corp.	2,158,871
			2,158,871
		Savings & Loans: 1.4%
209,600	L	Hudson City Bancorp., Inc.	2,909,248
			2,909,248
		Telecommunications: 7.8%
189,300		AT&T, Inc.	6,767,475
176,300		Motorola, Inc.	3,624,728
188,700	@,L	Qwest Communications International, Inc.	1,579,419
	111,400	Sprint Nextel Corp.	2,104,346
42,700		Verizon Communications, Inc.	1,590,148
			15,666,116
		Transportation: 0.8%
16,700		Union Pacific Corp.	1,536,734
			1,536,734
Total Common Stock (Cost $170,287,669)			199,602,327
Principal Amount			Value
SHORT-TERM INVESTMENTS: 17.2%
		Repurchase Agreement: 1.0%

$2,084,000	Morgan Stanley Repurchase Agreement dated 12/29/06, 5.250%, due 01/02/07, $2,085,216 to be received upon repurchase (Collateralized by $6,710,000 Resolution Funding Corporation, Discount Note, Market Value $2,127,003, due 04/15/30)	2,084,000
	Total Repurchase Agreement (Cost $2,084,000)	2,084,000

Principal Amount	Value
Securities Lending Collateralcc: 16.2%

32,518,880	The Bank of New York Institutional Cash Reserves Fund	$32,518,880
	Total Securities Lending Collateral (Cost $32,518,880)	32,518,880
	Total Short-Term Investments (Cost $34,602,880)	34,602,880

Total Investments in Securities (Cost $204,890,549)*	116.3%	$234,205,207
Other Assets and Liabilities - Net	(16.3)	(32,799,154)
Net Assets	100.0%	$201,406,053

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

*  Cost for federal income tax purposes is $205,275,079.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$30,728,468
Gross Unrealized Depreciation	(1,798,340)
Net Unrealized Appreciation	$28,930,128

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2006

Principal Amount			Value
CORPORATE BONDS/NOTES: 28.1%
	Airlines: 0.2%
$936,921	C	Continental Airlines, Inc., 8.312%, due 04/02/11	$942,191
3,733,000		United Airlines, Inc., 6.932%, due 09/01/11	4,201,958
			5,144,149
	Auto Manufacturers: 0.2%
244,000	L	Ford Motor Co., 7.450%, due 07/16/31	192,760
3,027,000		General Motors Corp., 7.400%, due 09/01/25	2,572,950
1,012,000	C,L	General Motors Corp., 8.375%, due 07/15/33	941,160
			3,706,870
	Banks: 6.2%
6,260,000	@@,C	Australia & New Zealand Banking Group Ltd., 5.556%, due 10/29/49	5,450,313
1,914,786	@@,#	Banco Itau SA, 5.739%, due 09/20/08	1,918,252
4,844,000	@@,#,C	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	4,869,843
3,700,000	@@,L	Banco Santander Chile SA, 7.375%, due 07/18/12	4,050,379
2,100,000	@@,C	Bank of Ireland, 5.625%, due 12/29/49	1,828,930
2,330,000	@@,C	Bank of Nova Scotia, 5.625%, due 08/21/85	1,977,932
1,110,000		Bank of Scotland, 5.563%, due 11/30/49	955,243
379,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	394,584
1,580,000	@@,C	Barclays Bank PLC, 5.750%, due 12/31/49	1,382,067
4,870,000	@@,C,L	BNP Paribas, 5.445%, due 09/29/49	4,176,648
6,464,000	@@,#,C	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	6,184,083
2,218,000	@@,#,C	Danske Bank A/S, 5.914%, due 12/29/49	2,231,863
3,080,000	@@,C,L	Den Norske Bank ASA, 5.563%, due 08/29/49	2,618,000
510,000	@@,C	Den Norske Bank ASA, 5.625%, due 11/29/49	440,879
4,805,000	#,C	Dresdner Funding Trust I, 8.151%, due 06/30/31	5,804,325
1,669,000	#,C	First Chicago NBD Institutional Capital A, 7.950%, due 12/01/26	1,737,045
2,000	C	Fleet Capital Trust II, 7.920%, due 12/11/26	2,080
8,656,000	@@,#,C,L	HBOS PLC, 5.375%, due 11/29/49	8,536,123
3,970,000	@@,C	Hongkong & Shanghai Banking Corp., Ltd., 5.563%, due 07/01/49	3,353,320
6,650,000	@@,C	HSBC Bank PLC, 5.475%, due 06/29/49	5,652,500
5,300,000	@@,C	HSBC Bank PLC, 5.688%, due 06/29/49	4,597,750
5,240,000	@@,C	Lloyds TSB Bank PLC, 5.560%, due 08/29/49	4,523,619

Principal Amount			Value
$510,000	@@,C,L	Lloyds TSB Bank PLC, 5.563%, due 11/29/49	$443,865
3,330,000	@@,C	Lloyds TSB Group PLC, 5.625%, due 06/29/49	2,929,901
126,000	C	M&I Capital Trust A, 7.650%, due 12/01/26	130,427
3,490,000	C	Mellon Capital I, 7.720%, due 12/01/26	3,633,858
4,640,000	@@,C,L	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	4,904,689
2,530,000	@@,C,L	National Australia Bank Ltd., 5.556%, due 10/29/49	2,196,126
710,000	@@,C	National Westminster Bank PLC, 5.500%, due 11/29/49	608,884
1,140,000	@@,C,L	National Westminster Bank PLC, 5.688%, due 08/29/49	985,266
4,329,000	#,C	Rabobank Capital Funding II, 5.260%, due 12/29/49	4,239,623
3,667,000	#,C,L	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	3,542,212
3,567,000	C,L	RBS Capital Trust I, 5.512%, due 09/30/49	3,531,102
6,338,000	@@,#,C	Resona Bank Ltd., 5.850%, due 09/29/49	6,199,699
9,870,000	@@,C,L	Royal Bank of Scotland Group PLC, 5.563%, due 12/29/49	8,468,855
2,250,000	@@,C	Societe Generale, 5.438%, due 11/29/49	1,944,335
7,140,000	@@,C,L	Standard Chartered PLC, 5.500%, due 07/29/49	5,908,350
2,350,000	@@,C	Standard Chartered PLC, 5.525%, due 12/29/49	1,956,375
11,400,000	@@,C,L	Standard Chartered PLC, 5.625%, due 11/29/49	9,576,000
1,150,000	@@,C,L	Standard Chartered PLC, 5.730%, due 01/29/49	951,625
5,987,000	@@,C	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	6,210,638
3,119,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	3,147,645
2,470,000	@@,C	Westpac Banking Corp., 5.525%, due 09/30/49	2,113,920
2,498,000	#,C	Westpac Capital Trust IV, 5.256%, due 12/29/49	2,378,431
8,124,000	@@,#,C,L	Woori Bank, 6.125%, due 05/03/16	8,303,898
			156,991,502
	Beverages: 0.2%
4,142,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	4,846,140
			4,846,140
	Chemicals: 0.7%
3,655,000	C	Lyondell Chemical Co., 8.000%, due 09/15/14	3,810,338
2,011,000	C,L	Lyondell Chemical Co., 8.250%, due 09/15/16	2,121,605
1,410,000		Stauffer Chemical, 5.620%, due 04/15/10	1,178,097
2,420,000		Stauffer Chemical, 5.890%, due 04/15/18	1,268,056

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
	Chemicals (continued)
$2,970,000		Stauffer Chemical, 7.670%, due 04/15/17	$1,649,657
8,105,000	L	Union Carbide Corp., 7.750%, due 10/01/96	8,509,739
			18,537,492
	Diversified Financial Services: 7.5%
8,532,000	@@,#,C,L	Aiful Corp., 4.450%, due 02/16/10	8,189,150
1,006,000	@@,#,I	Alpine III, 5.925%, due 08/16/14	1,008,867
1,006,000	@@,#,I	Alpine III, 6.325%, due 08/16/14	1,009,492
1,507,000	@@,#,I	Alpine III, 8.125%, due 08/16/14	1,516,689
2,576,000	@@,#,I	Alpine III, 11.375%, due 08/16/14	2,643,605
6,184,395	#	Astoria Depositor Corp., 7.902%, due 05/01/21	6,475,896
17,659,000	#	Astoria Depositor Corp., 8.144%, due 05/01/21	19,306,496
3,907,538	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	3,848,925
3,293,000	C	Citigroup Capital II, 7.750%, due 12/01/36	3,405,090
4,546,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	4,734,204
6,814,000	@@	Eksportfinans A/S, 5.125%, due 10/26/11	6,829,590
2,650,000	@@,C	Financiere CSFB NV, 5.485%, due 03/29/49	2,272,375
6,285,000		Ford Motor Credit Co., 0.000%, due 11/29/13	6,305,143
8,121,000		Ford Motor Credit Co., 8.000%, due 12/15/16	8,038,320
3,322,000		Ford Motor Credit Co., 8.110%, due 01/13/12	3,295,872
6,714,000		Ford Motor Credit Co., 9.824%, due 04/15/12	7,123,930
382,000		Ford Motor Credit Co., 9.875%, due 08/10/11	408,936
5,542,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	5,516,113
8,442,000		General Motors Acceptance Corp., 7.250%, due 03/02/11	8,786,957
3,907,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	5,095,529
2,586,000	C	JPM Capital Trust I, 7.540%, due 01/15/27	2,683,112
2,866,000	C	JPM Capital Trust II, 7.950%, due 02/01/27	2,982,500
8,159,000	#,C	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	7,984,340
6,907,000	@@,#	Mantis Reef Ltd., 4.799%, due 11/03/09	6,740,956
5,401,000	@@,C	MUFG Capital Finance 1 Ltd., 6.346%, due 12/31/49	5,491,164
2,560,000	@@,C	Paribas, 5.500%, due 12/31/49	2,208,571
1,505,778	@@,#,C	Petroleum Export Ltd., 4.623%, due 06/15/10	1,482,819
2,646,695	@@,#,C	Petroleum Export Ltd., 5.265%, due 06/15/11	2,577,132
5,437,057	@@,#,C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	5,549,197

Principal Amount			Value
$9,535,000	#,C	Piper Jaffray Equipment Trust Securities, 6.000%, due 09/10/11	$9,296,625
7,332,930	#,C	Piper Jaffray Equipment Trust Securities, 6.750%, due 04/01/11	7,296,265
8,607,000	C	Southern Star Central Corp., 6.750%, due 03/01/16	8,628,518
7,223,000	@@,#	TNK-BP Finance SA, 7.500%, due 07/18/16	7,701,524
32,419,496	#	Toll Road Investors Partnership II LP, 17.590%, due 02/15/45	4,154,656
2,681,000	#,C	Twin Reefs Pass-Through Trust, 6.350%, due 12/10/49	2,686,099
5,086,000	@@,C,L	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	5,370,399
2,105,000	#,C	Wachovia Capital Trust V, 7.965%, due 06/01/27	2,203,333
			190,848,389
	Electric: 3.6%
4,151,000	@@,#,I,L	Abu Dhabi National Energy Co., 6.500%, due 10/27/36	4,295,774
3,654,000	#,C	Baltimore Gas & Electric, 6.350%, due 10/01/36	3,742,664
8,139,033	C	CE Generation, LLC, 7.416%, due 12/15/18	8,526,028
4,024,000	C	Cleveland Electric Illum, 5.950%, due 12/15/36	3,850,783
8,581,000	C,L	Commonwealth Edison Co., 6.950%, due 07/15/18	8,867,425
1,081,000	@@	Empresa Nacional de Electricidad SA, 7.325%, due 02/01/37	1,177,548
7,680,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	9,055,864
5,367,000	C	FirstEnergy Corp., 6.450%, due 11/15/11	5,602,579
4,971,000	#,C	ITC Holdings Corp., 5.875%, due 09/30/16	4,942,123
1,537,000	#,C	ITC Holdings Corp., 6.375%, due 09/30/36	1,537,828
1,657,649	#,C	Juniper Generation, LLC, 6.790%, due 12/31/14	1,606,348
5,310,000	C	Nevada Power Co., 5.950%, due 03/15/16	5,325,595
8,066,000	C	NorthWestern Corp., 5.875%, due 11/01/14	7,937,404
3,302,000	#,C	Potomac Edison Co., 5.800%, due 10/15/16	3,318,051
1,403,409	#	Power Contract Financing, LLC, 6.256%, due 02/01/10	1,411,498
637,604		PPL Montana, LLC, 8.903%, due 07/02/20	703,682
5,185,000	C	Sierra Pacific Power Co., 6.000%, due 05/15/16	5,222,239
880,000	C	Sierra Pacific Power Co., 6.250%, due 04/15/12	897,938
4,929,000	C	Southern Co. CAP Trust I, 8.190%, due 02/01/37	5,140,612
5,208,000	C	Southern Power Co., 6.375%, due 11/15/36	5,115,412

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
	Electric (continued)
$3,004,000	C	Toledo Edison Co., 6.150%, due 05/15/37	$2,967,096
			91,244,491
	Energy-Alternate Sources: 0.2%
4,074,231		Salton Sea Funding Corp., 7.840%, due 05/30/10	4,198,413
			4,198,413
	Food: 1.0%
23,045,000	C	Heinz Finance Co., 6.625%, due 07/15/11	23,992,173
			23,992,173
	Gas: 0.4%
6,669,000	@@,#,C,L	Nakilat, Inc., 6.067%, due 12/31/33	6,640,390
3,547,000	@@,#,C	Nakilat, Inc., 6.267%, due 12/31/33	3,525,636
			10,166,026
	Healthcare-Products: 0.1%
3,533,000	C	Boston Scientific Corp., 7.000%, due 11/15/35	3,530,403
			3,530,403
	Home Builders: 0.2%
4,313,000	L	D.R. Horton, Inc., 5.625%, due 09/15/14	4,172,250
			4,172,250
	Insurance: 0.4%
7,282,000	@@,C,L	Aegon NV, 5.413%, due 12/31/49	6,262,520
3,142,000	C	Metlife, Inc., 6.400%, due 12/15/36	3,166,995
1,741,000	#,C,L	North Front Pass-Through Trust, 5.810%, due 12/15/24	1,716,706
			11,146,221
	Media: 0.4%
1,666,000	C	CBS Corp., 5.500%, due 05/15/33	1,387,998
9,090,000	#,C,L	Charter Communications Operating, LLC, 8.375%, due 04/30/14	9,533,138
			10,921,136
	Mining: 0.3%
8,015,000	C	Southern Copper Corp., 7.500%, due 07/27/35	8,730,635
			8,730,635
	Multi-National: 0.2%
4,246,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	4,094,206
			4,094,206
	Oil & Gas: 2.1%
2,475,000	@@,#	EMP Nacional Del Petrole, 4.875%, due 03/15/14	2,354,534
1,588,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	1,675,280

Principal Amount				Value
	$7,392,000	@@,#	Gaz Capital SA, 6.212%, due 11/22/16	$7,462,224
	4,000,000		Greater Ohio Ethanol, LLC, 0.000%, due 12/31/13	3,985,000
	4,900,000		Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	4,910,721
	5,677,000	C	Hess Corp., 7.300%, due 08/15/31	6,354,891
	4,129,000	C,L	Pemex Project Funding Master Trust, 6.625%, due 06/15/35	4,229,128
	4,608,000	#	Pemex Project Funding Master Trust, 6.660%, due 06/15/10	4,741,632
	4,908,000	@@,#,C	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, due 09/30/20	4,713,521
	7,064,000	#	Sabine Pass LP, 7.250%, due 11/30/13	7,037,510
	4,396,000	#	Sabine Pass LP, 7.500%, due 11/30/16	4,390,505
				51,854,946
		Pipelines: 0.7%
	7,988,000	#,C,I	Cameron Highway Oil Pipelines, 5.860%, due 12/15/17	7,810,770
	1,893,000	C,L	Northwest Pipeline Corp., 7.000%, due 06/15/16	1,987,650
	2,528,000	C	Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	2,565,920
	3,371,000	#	Williams Partners LP, 7.250%, due 02/01/17	3,455,275
	2,153,000	#,C	Williams Partners LP, 7.500%, due 06/15/11	2,255,268
				18,074,883
		Real Estate Investment Trusts: 0.7%
	874,000	C	Liberty Property LP, 6.375%, due 08/15/12	911,597
	3,533,000	C	Liberty Property LP, 7.750%, due 04/15/09	3,697,108
	8,019,000	#,C	Rouse Co. LP, 6.750%, due 05/01/13	8,093,192
	5,322,000	C	Simon Property Group LP, 5.000%, due 03/01/12	5,234,171
				17,936,068
		Retail: 0.6%
	6,388,000	C	Home Depot, Inc., 5.250%, due 12/16/13	6,349,621
	9,166,000	C	Home Depot, Inc., 5.875%, due 12/16/36	9,026,099
				15,375,720
		Savings & Loans: 0.1%
	2,347,000	C	Great Western Financial, 8.206%, due 02/01/27	2,447,261
				2,447,261
		Sovereign: 1.1%
	7,853,000	L	Fannie Mae, 7.250%, due 01/15/10	8,360,453
JPY	2,410,000,000	@@	Japan Treasury Bill, 0.490%, due 06/11/07	20,206,859
				28,567,312

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
	Telecommunications: 1.0%
$7,394,000	@@,C,L	Rogers Wireless, Inc., 7.250%, due 12/15/12	$7,874,610
4,922,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	4,940,827
2,225,000	C	Sprint Nextel Corp., 6.000%, due 12/01/16	2,172,530
3,294,000	@@,C,L	Telecom Italia Capital SA, 7.200%, due 07/18/36	3,452,082
6,600,000	@@,C	TELUS Corp., 8.000%, due 06/01/11	7,224,076
			25,664,125
Total Corporate Bonds/Notes (Cost $710,835,543)			712,190,811
U.S. GOVERNMENT AGENCY OBLIGATIONS: 27.8%
	Federal Home Loan Bank: 1.2%
12,555,000		5.000%, due 10/02/09	12,568,396
6,010,000	L	5.375%, due 08/19/11	6,119,015
11,123,000		5.625%, due 06/13/16	11,468,514
			30,155,925
	Federal Home Loan Mortgage Corporation: 8.0%
2,509,547	C	4.500%, due 12/15/16	2,463,966
7,583,000	C	4.500%, due 02/15/20	7,077,921
9,005,644	C	5.000%, due 08/15/16	8,878,322
9,369,000	C	5.000%, due 12/15/17	9,199,059
1,621,000	C	5.000%, due 05/15/20	1,572,002
7,279,442	C	5.000%, due 08/15/21	7,196,711
7,694,000	C	5.000%, due 04/15/23	7,365,475
6,800,471	C	5.000%, due 02/15/35	6,656,101
1,410,201		5.042%, due 04/01/35	1,384,130
12,375,000	L	5.125%, due 04/18/08	12,375,705
3,438,000		5.125%, due 04/18/11	3,465,119
9,158,000	C	5.150%, due 01/24/11	9,164,768
24,804,000	C	5.500%, due 04/24/09	24,809,928
20,345,383	C	5.500%, due 08/15/20	19,575,246
2,792,205		5.500%, due 06/01/36	2,765,121
16,596,000	W	5.500%, due 01/00/00	16,414,473
5,000,000	C	5.750%, due 05/11/11	5,005,360
10,996,000		5.750%, due 06/27/16	11,465,342
18,074,342	C	6.000%, due 01/15/29	18,233,708
24,040,000	L	6.625%, due 09/15/09	25,053,070
1,897,580		7.000%, due 09/01/26	1,954,898
520,128		7.500%, due 11/01/28	543,261
			202,619,686
	Federal National Mortgage Association: 18.4%
502,000		4.500%, due 11/15/36	470,468
9,080,000	W	4.500%, due 01/00/00	8,759,367
3,347,101		4.606%, due 08/01/35	3,280,569
2,469,167	C	4.750%, due 12/25/42	2,455,184
4,580,242		4.806%, due 08/01/35	4,520,524
12,368,000	L	4.875%, due 12/15/16	12,253,460
1,363,172		4.947%, due 04/01/35	1,359,648
210,455,000	W	5.000%, due 01/12/36	203,220,609
6,541,671		5.000%, due 02/25/29	6,454,021
1,543,976		5.069%, due 07/01/35	1,520,118
6,564,919		5.154%, due 09/01/35	6,560,945
30,347,000	L	5.250%, due 08/01/12	30,531,085
13,680,000		5.250%, due 09/15/16	13,953,655
1,262,206		5.253%, due 08/01/35	1,246,782

Principal Amount			Value
$15,739,000	W	5.500%, due 01/12/36	$15,557,026
23,824		5.500%, due 11/01/16	23,900
116,109		5.500%, due 12/01/16	116,479
19,007		5.500%, due 04/01/17	19,058
41,851		5.500%, due 02/01/18	41,964
13,315		5.500%, due 06/01/18	13,345
64,514		5.500%, due 10/01/18	64,689
236,000	W	5.500%, due 01/15/20	236,000
3,538,000		5.500%, due 05/25/30	3,479,929
4,176,603		5.500%, due 11/01/32	4,136,192
25,170,645		5.500%, due 11/01/33	24,924,821
2,618,402		5.500%, due 06/01/36	2,589,764
2,787,712		5.500%, due 07/01/36	2,757,223
16,132,922		5.500%, due 10/01/36	15,853,117
8,575,192		5.500%, due 11/01/36	8,426,466
15,792,057		5.500%, due 12/25/36	15,366,918
18,528,000	C	5.600%, due 03/29/11	18,534,244
2,845,431		5.600%, due 07/25/36	2,844,907
156,671		6.000%, due 06/01/16	159,052
20,219		6.000%, due 08/01/16	20,527
298,917		6.000%, due 10/01/16	303,459
361,105		6.000%, due 01/01/17	366,551
138,180		6.000%, due 02/01/17	140,254
715,020		6.000%, due 04/01/17	725,749
464,884		6.000%, due 05/01/17	471,861
214,584		6.000%, due 06/01/17	217,804
391,002		6.000%, due 07/01/17	396,870
597,661		6.000%, due 08/01/17	606,674
1,945,308		6.000%, due 09/01/17	1,974,499
9,266		6.000%, due 10/01/17	9,406
458,157		6.000%, due 11/01/17	465,119
10,013		6.000%, due 02/01/18	10,163
433,568		6.000%, due 04/01/18	439,876
110,249		6.000%, due 09/01/18	111,854
154,787		6.000%, due 11/01/18	157,041
186,353		6.000%, due 12/01/18	189,185
9,590,881		6.000%, due 07/25/29	9,712,131
5,132,615		6.000%, due 04/25/31	5,230,465
21,754,000	W	6.500%, due 01/15/35	22,168,675
2,687,328		6.500%, due 08/01/29	2,757,146
238,590		6.500%, due 01/01/32	244,333
199,396		6.500%, due 09/01/32	204,028
431,242		6.500%, due 10/01/32	441,262
18,276		7.000%, due 08/01/25	18,874
12,480		7.000%, due 10/01/25	12,889
4,345		7.000%, due 11/01/25	4,488
74,058		7.000%, due 12/01/25	76,485
98,755		7.000%, due 02/01/26	101,990
208,187		7.000%, due 03/01/26	215,050
131,098		7.000%, due 01/01/30	135,196
2,740,887		7.000%, due 06/01/31	2,830,326
123,954		7.000%, due 08/01/35	127,286
849	I	7.125%, due 07/01/27	864
10,551	I	7.180%, due 07/01/27	10,795
14,919		7.500%, due 11/01/29	15,575
97,802		7.500%, due 10/01/30	101,871
106,431		7.500%, due 11/01/30	110,860
1,786,309	C	7.500%, due 01/25/48	1,850,431
272,700		10.000%, due 02/25/19	300,276
			465,009,717
	Government National Mortgage Association: 0.2%
105,036		5.125%, due 12/20/29	105,198
146,114		5.375%, due 04/20/28	147,440

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
	Government National Mortgage Association (continued)
$2,883,866		6.500%, due 10/15/31	$2,964,618
462,479		7.000%, due 04/15/26	478,480
197,772		7.000%, due 05/15/32	204,423
28,073		7.500%, due 04/15/22	29,288
6,373		7.500%, due 05/15/22	6,648
6,697		7.500%, due 06/15/22	6,987
3,281		7.500%, due 08/15/22	3,423
8,648		7.500%, due 06/15/24	9,033
8,327		7.500%, due 01/15/26	8,706
2,091		7.500%, due 07/15/26	2,187
29,592		7.500%, due 03/15/29	30,887
51,304		7.500%, due 04/15/29	53,548
128,745		7.500%, due 08/15/29	134,377
9,933		7.500%, due 09/15/29	10,367
23,187		7.500%, due 10/15/29	24,201
44,835		7.500%, due 12/15/29	46,809
40,049		7.500%, due 01/15/30	41,812
88,150		7.500%, due 02/15/30	92,030
44,017		7.500%, due 05/15/30	45,954
25,385		7.500%, due 06/15/30	26,503
26,320		7.500%, due 07/15/30	27,478
43,363		7.500%, due 08/15/30	45,272
21,481		7.500%, due 10/15/30	22,427
3,902		7.500%, due 11/15/30	4,072
1,833		7.500%, due 01/15/31	1,914
25,428		7.500%, due 02/15/31	26,554
17,908		7.500%, due 03/15/31	18,700
12,640		7.500%, due 04/15/31	13,200
1,621		7.500%, due 09/15/31	1,693
482,767		7.500%, due 12/15/31	504,033
72,428		7.500%, due 01/15/32	75,613
79,825		7.500%, due 03/15/32	83,344
1,222		7.500%, due 04/15/32	1,276
45,770		7.500%, due 05/15/32	47,806
95,739		7.500%, due 06/15/32	99,998
34,576		7.500%, due 07/15/32	36,114
49,114		7.500%, due 08/15/32	51,298
507,977		7.500%, due 09/15/32	530,575
			6,064,286
Total U.S. Government Agency Obligations (Cost $708,463,497)			703,849,614
U.S. TREASURY OBLIGATIONS: 11.2%
	U.S. Treasury Bonds: 4.1%
878,000	L	4.500%, due 11/30/11	870,455
51,485,000	L	4.500%, due 02/15/36	48,975,158
18,460,000	L	4.625%, due 11/15/16	18,344,643
20,782,000	L	6.000%, due 02/15/26	23,576,223
10,211,000	L	6.250%, due 08/15/23	11,756,220
			103,522,699
	Treasury Inflation Protected Securities: 1.3%
11,043,000		2.000%, due 01/15/16	10,844,541
21,298,000	L	2.375%, due 04/15/11	21,573,974
			32,418,515
	U.S. Treasury Notes: 5.4%
111,616,000	L	4.625%, due 11/30/08	111,245,435
26,592,000	L	4.625%, due 11/15/09	26,517,223
			137,762,658

Principal Amount			Value
	U.S. Treasury Principal Only STRIP: 0.4%
$41,606,000	L	Discount Note, due 02/15/36	$10,542,586
			10,542,586
Total U.S. Treasury Obligations (Cost $285,931,584)			284,246,458
ASSET-BACKED SECURITIES: 3.0%
	Automobile Asset-Backed Securities: 0.1%
842,000	C	AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	835,880
534,287	C	Honda Auto Receivables Owner Trust, 2.790%, due 03/16/09	529,636
1,188,423	C	Nissan Auto Receivables Owner Trust, 2.610%, due 07/15/08	1,179,658
			2,545,174
	Credit Card Asset-Backed Securities: 0.0%
6,000	C	Bank One Issuance Trust, 4.540%, due 09/15/10	5,946
8,000	C	MBNA Credit Card Master Note Trust, 4.950%, due 06/15/09	8,005
			13,951
	Home Equity Asset-Backed Securities: 1.5%
2,338,500	C	Bayview Financial Revolving Mortgage Loan Trust, 5.850%, due 09/28/43	2,340,829
10,593,000	C	GSAA Trust, 5.242%, due 06/25/34	10,477,296
2,021,000	C	GSAA Trust, 5.882%, due 09/25/36	2,036,473
9,441,000	C	GSAA Trust, 6.040%, due 07/25/36	9,532,464
350,262	+,C	Merrill Lynch Mortgage Investors, Inc., 5.710%, (step rate 6.040%), due 07/25/34	351,461
1,114,000	+,C	Renaissance Home Equity Loan Trust, 4.456%, (step rate 4.956%), due 05/25/35	1,103,700
,977,000	+, C	Renaissance Home Equity Loan Trust, 4.723%, (step rate 5.223%), due 11/25/35	4,948,072
4,000,000	C	Specialty Underwriting & Residential Finance, 5.550%, due 12/25/36	4,009,333
1,990,000	C	Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	1,948,622
500,000	C	Wells Fargo Home Equity Trust, 4.430%, due 05/25/34	487,324
			37,235,574

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
	Other Asset-Backed Securities: 1.4%
$391,065	C	Amortizing Residential Collateral Trust, 5.850%, due 05/25/32	$391,677
996,000	C	Caterpillar Financial Asset Trust, 5.590%, due 02/25/09	995,845
3,206	C	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	3,164
838,597	+,C	Chase Funding Mortgage Loan, 5.650%, (step rate 5.820%), due 07/25/33	840,846
611,467	C	Citigroup Mortgage Loan Trust, Inc., 5.470%, due 02/25/35	611,924
2,312,000	C	Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	2,291,737
4,266,000	+,C	Credit-Based Asset Servicing and Securitization, 5.501%, (step rate 6.001%), due 12/25/36	4,256,554
3,375,000	C	Equity One, Inc., 5.050%, due 09/25/33	3,329,838
1,172,459	+,C	Fannie Mae Grantor Trust, 5.490%, (step rate 5.600%), due 04/25/35	1,174,257
4,893,362	+,C	Lehman XS Trust, 5.630%, (step rate 5.880%), due 08/25/35	4,908,612
666,179	+,C	Long Beach Mortgage Loan Trust, 5.680%, (step rate 5.980%), due 01/25/36	668,411
2,496,023	C	Merrill Lynch Mortgage Investors, Inc., 5.530%, due 09/25/36	2,498,357
5,845,000	C	Merrill Lynch Mortgage Investors, Inc., 5.550%, due 01/25/37	5,850,753
2,065,000	+,C	Merrill Lynch Mortgage Investors, Inc., 5.609%, (step rate 6.109%), due 03/25/37	2,062,413
204	C	Popular Mortgage Pass-Through Trust, 3.735%, due 12/25/34	203
3,000	C	Popular Mortgage Pass-Through Trust, 4.000%, due 12/25/34	2,970
1,697,000	C	Popular Mortgage Pass-Through Trust, 4.596%, due 11/25/35	1,681,385
1,380,000	+,C	Renaissance Home Equity Loan Trust, 5.608%, (step rate 6.180%), due 05/25/36	1,379,940
221,432	C	Residential Asset Mortgage Products, Inc., 5.660%, due 06/25/33	221,679
2,799,429	+,C	Structured Asset Securities Corp., 6.000%, (step rate 6.500%), due 03/25/34	2,793,201
			35,963,766
Total Asset-Backed Securities (Cost $75,880,475)			75,758,465

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS: 33.4%
$5,753,825	C	American Home Mortgage Assets, 5.758%, due 09/25/46	$5,747,530
7,305,836	+,C	American Home Mortgage Investment Trust, 5.640%, (step rate 5.900%), due 11/25/45	7,339,933
6,027,315	C	American Home Mortgage Investment Trust, 5.790%, due 11/25/45	6,048,485
385,000	C	Banc of America Commercial Mortgage, Inc., 4.429%, due 11/10/39	372,148
3,941,000	C	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	3,825,909
7,612,000	C	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	7,481,721
2,735,000	C	Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	2,699,443
4,720,000	C	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	4,667,042
4,150,000	C	Banc of America Commercial Mortgage, Inc., 4.891%, due 07/10/45	4,081,269
783,772	C	Banc of America Commercial Mortgage, Inc., 5.226%, due 10/10/45	783,635
710,000	C	Banc of America Commercial Mortgage, Inc., 5.309%, due 10/10/45	712,078
525,408	C	Banc of America Commercial Mortgage, Inc., 5.363%, due 07/10/46	527,807
3,295,000	C	Banc of America Commercial Mortgage, Inc., 5.463%, due 09/10/47	3,292,243
235,878	C	Banc of America Commercial Mortgage, Inc., 5.685%, due 07/10/44	237,859
970,000	C	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	1,009,391
12,267,562	C	Banc of America Funding Corp., 5.281%, due 09/20/35	12,069,172
2,210,508	C	Banc of America Funding Corp., 5.720%, due 09/20/35	2,222,274
6,116,158	C	Banc of America Funding Corp., 5.750%, due 09/20/34	6,086,893
837,523	C	Banc of America Funding Corp., 5.850%, due 07/25/36	837,293
5,901,998	C	Banc of America Funding Corp., 5.858%, due 05/20/36	5,892,028
4,848,764	C	Banc of America Funding Corp., 7.240%, due 06/20/35	4,962,727
5,430,000	C	Banc of America Mortgage Securities, 4.147%, due 07/25/34	5,287,734
6,027,456	C	Banc of America Mortgage Securities, 5.181%, due 09/25/35	5,929,980

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$2,284,993	C	Banc of America Mortgage Securities, 5.250%, due 11/25/19	$2,261,760
2,238,436	C	Banc of America Mortgage Securities, 5.500%, due 11/25/33	2,206,178
4,979,222	C	Banc of America Mortgage Securities, 5.500%, due 06/25/35	4,948,710
12,112,404	C,L	Bank of America Alternative Loan Trust, 6.290%, due 11/25/21	12,231,823
3,135,532	C	Bank of America Alternative Loan Trust, 6.500%, due 04/25/36	3,175,708
11,072,489	C	Bank of America Alternative Loan Trust, 6.500%, due 05/25/46	11,204,234
1,810,094	+,C	Bear Stearns Alternative-A Trust, 5.670%, (step rate 5.960%), due 07/25/34	1,812,381
3,083,000	C	Bear Stearns Commercial Mortgage Securities, 3.880%, due 08/13/39	2,995,572
405,000	C	Bear Stearns Commercial Mortgage Securities, 4.030%, due 02/13/46	391,881
3,380,000	C	Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	3,307,604
1,206,000	C	Bear Stearns Commercial Mortgage Securities, 4.565%, due 07/11/42	1,173,823
1,189,102	C	Bear Stearns Commercial Mortgage Securities, 5.294%, due 09/11/41	1,190,381
1,048,256	C	Bear Stearns Commercial Mortgage Securities, 5.415%, due 04/12/38	1,052,272
777,000	C	Capco America Securitization Corp., 6.260%, due 10/15/30	786,564
279,000	C	Capco America Securitization Corp., 6.460%, due 10/15/30	284,407
6,167,579	C	Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	6,451,610
12,272,626	C	Chase Mortgage Finance Corp., 5.414%, due 12/25/35	12,119,219
8,232,974	C	Chase Mortgage Finance Corp., 5.500%, due 11/25/35	8,178,757
1,600,000	C	Citigroup Commercial Mortgage Trust, 4.639%, due 05/15/43	1,570,224
1,463,777	C	Citigroup Commercial Mortgage Trust, 5.720%, due 03/15/49	1,483,400
6,722,726	C	Citigroup Mortgage Loan Trust, Inc., 5.949%, due 06/25/36	6,741,650
13,371,911	C	Citigroup Mortgage Loan Trust, Inc., 6.000%, due 11/25/35	13,377,973
28,085,002	C	Citigroup Mortgage Loan Trust, Inc., 6.096%, due 08/25/36	28,155,355
819,000	C	Commercial Mortgage Pass-Through Certificates, 3.600%, due 03/10/39	793,504

Principal Amount			Value
$13,699,208	C	Countrywide Alternative Loan Trust, 5.416%, due 10/25/35	$13,527,968
1,972,550	C	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	1,964,748
3,545,845	C	Countrywide Alternative Loan Trust, 5.560%, due 11/25/46	3,557,976
9,053,315	C	Countrywide Alternative Loan Trust, 5.638%, due 11/25/46	9,053,315
812,588	C	Countrywide Alternative Loan Trust, 5.650%, due 02/25/35	813,371
7,919,183	C	Countrywide Alternative Loan Trust, 5.678%, due 11/25/46	7,919,183
1,745,427	C	Countrywide Alternative Loan Trust, 6.000%, due 05/25/36	1,757,518
13,202,768	C	Countrywide Alternative Loan Trust, 6.020%, due 09/25/36	13,234,460
16,409,144	C	Countrywide Home Loan Mortgage Pass-Through Trust, 6.142%, due 02/25/35	16,501,035
3,087,699	C	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	2,984,208
1,140,650	C	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	1,092,399
17,000	C	Credit Suisse First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	16,642
745,000	C	Credit Suisse First Boston Mortgage Securities Corp., 4.321%, due 01/15/37	720,624
2,328,000	C	Credit Suisse First Boston Mortgage Securities Corp., 4.801%, due 03/15/36	2,269,590
1,700,758	C	Credit Suisse First Boston Mortgage Securities Corp., 5.000%, due 08/25/20	1,679,270
1,777,000	C	Credit Suisse First Boston Mortgage Securities Corp., 5.183%, due 11/15/36	1,769,348
4,000	C	Credit Suisse First Boston Mortgage Securities Corp., 7.544%, due 04/15/62	4,310
1,405,458	C	Credit Suisse Mortgage Capital Certificates, 4.991%, due 06/15/38	1,395,755
4,528,095	C	Credit Suisse Mortgage Capital Certificates, 7.000%, due 08/25/36	4,590,249
21,813	C	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	22,065
63,000	C	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	65,462
5,699,960	C	FHR 2707 FH, 6.000%, due 04/15/32	5,764,973
14,116,655	C	First Horizon Alternative Mortgage Securities, 5.500%, due 08/25/35	13,938,281
4,953,626	C	First Horizon Asset Securities, Inc., 5.500%, due 12/25/35	4,914,757
3,400,000	C	First Union National Bank Commercial Mortgage, 6.663%, due 01/12/43	3,569,263

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$2,073,400	C	GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	$2,031,414
793,000	C	GE Capital Commercial Mortgage Corp., 4.371%, due 01/10/38	773,025
301,000	C	GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	296,454
1,115,324	C	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	1,122,838
3,750,615	C	GMAC Mortgage Corp. Loan Trust, 4.604%, due 10/19/33	3,637,585
8,993,818	C	GMAC Mortgage Corp. Loan Trust, 5.265%, due 03/18/35	8,848,371
6,606,000	C	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	6,586,638
1,800,000	C	Greenwich Capital Commercial Funding Corp., 5.912%, due 07/10/38	1,851,526
4,390,000	C	GS Mortgage Securities Corp. II, 5.626%, due 04/10/38	4,447,966
1,481,514	#,C	GSMPS Mortgage Loan Trust, 5.700%, due 01/25/35	1,488,466
2,019,185	+,C	Harborview Mortgage Loan Trust, 5.700%, (step rate 6.020%), due 01/19/35	2,028,853
1,173,110	+,C	Homebanc Mortgage Trust, 5.780%, (step rate 6.180%), due 08/25/29	1,175,032
6,265,000		HUDMZ 2006-2A B, 6.100%, due 06/12/42	6,265,000
15,000,000	C	JP Morgan Alternative Loan Trust, 5.490%, due 08/25/36	15,048,306
1,494,878		JP Morgan Alternative Loan Trust, 5.515%, due 01/25/36	1,488,416
399,869,617	C,^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.070%, due 01/12/43	995,235
969,384	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.200%, due 07/12/35	943,999
3,890,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	3,785,159
6,026,713	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.275%, due 01/12/37	5,879,174
10,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.449%, due 01/12/38	9,728
580,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.879%, due 01/12/38	566,524
1,630,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.289%, due 05/15/45	1,633,223
1,056,684	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.338%, due 05/12/45	1,058,867

Principal Amount			Value
$978,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.455%, due 05/15/47	$979,076
1,951,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.495%, due 05/15/47	1,948,717
758,218	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.833%, due 04/15/45	767,625
4,589,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35	4,700,532
4,005,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.861%, due 04/15/45	4,115,879
26,243,458	C	JP Morgan Mortgage Trust, 5.408%, due 11/25/35	25,915,415
1,794,000	C	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	1,737,828
10,000	C	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	9,736
499,000	C	LB-UBS Commercial Mortgage Trust, 4.310%, due 02/15/30	486,226
1,707,000	C	LB-UBS Commercial Mortgage Trust, 4.510%, due 12/15/29	1,655,568
2,520,000	C	LB-UBS Commercial Mortgage Trust, 4.547%, due 08/15/29	2,459,853
2,276,000	C	LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	2,243,245
2,807,000	C	LB-UBS Commercial Mortgage Trust, 4.583%, due 08/15/29	2,737,319
3,638,000	C	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	3,593,662
1,066,000	C	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	1,025,044
2,050,000	C	LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30	2,031,522
2,416,000	C	LB-UBS Commercial Mortgage Trust, 4.998%, due 04/15/30	2,390,065
3,322,000	C	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	3,311,794
1,661,000	C	LB-UBS Commercial Mortgage Trust, 5.207%, due 02/15/31	1,655,682
4,256,000	C	LB-UBS Commercial Mortgage Trust, 5.227%, due 04/15/40	4,224,764
1,421,408	C	LB-UBS Commercial Mortgage Trust, 5.741%, due 06/15/32	1,440,783
5,220,000	C	LB-UBS Commercial Mortgage Trust, 6.226%, due 03/15/26	5,316,568
3,638,000	C	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	3,799,671
4,500,000	C	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	4,768,304
5,910,955	C	MASTR Alternative Loans Trust, 5.500%, due 01/25/20	5,902,193
478,305	C	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	480,343
1,310,336	C	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	1,323,924
3,789,301	C	MASTR Seasoned Securities Trust, 5.750%, due 10/25/32	3,793,885
92,309,229	#,C,^	Merrill Lynch Mortgage Trust, 0.193%, due 11/12/35	735,086

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$2,725,000	C	Merrill Lynch Mortgage Trust, 4.892%, due 02/12/42	$2,683,231
2,076,000	C	Merrill Lynch Mortgage Trust, 5.660%, due 05/12/39	2,121,228
1,360,397	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 4.711%, due 07/12/46	1,341,593
1,475,000	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.439%, due 02/12/39	1,485,814
1,992,035	C	MLCC Mortgage Investors, Inc., 5.580%, due 04/25/29	1,994,274
854,993	+,C	MLCC Mortgage Investors, Inc., 5.670%, (step rate 5.960%), due 01/25/29	856,000
2,920,000	C	Morgan Stanley Capital I, 4.827%, due 06/12/47	2,867,856
8,245,000	C	Morgan Stanley Capital I, 5.007%, due 01/14/42	8,157,309
2,004,338	C	Morgan Stanley Capital I, 5.124%, due 03/12/44	1,997,565
2,227,326	C	Morgan Stanley Capital I, 5.131%, due 11/12/41	2,220,936
1,519,553	C	Morgan Stanley Capital I, 5.490%, due 07/12/44	1,530,953
560,000	C	Morgan Stanley Capital I, 5.741%, due 08/12/41	572,978
1,493,663	C	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	1,443,873
5,274,505	C	Mortgage Capital Funding, Inc., 6.663%, due 03/18/30	5,319,548
98,990	C	MortgageIT Trust, 5.690%, due 11/25/35	99,120
1,804,000	C	Nomura Asset Securities Corp., 6.690%, due 03/15/30	1,913,012
3,669,650	C	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	3,525,396
16,056,624	C	RAAC Series, 5.250%, due 09/25/34	15,868,198
5,385,218	C	RAST 2006-A10 A5, 6.500%, due 09/25/36	5,418,420
13,251,267	C	Residential Accredit Loans, Inc., 5.500%, due 05/25/34	12,791,529
1,916,812	C	Residential Accredit Loans, Inc., 5.510%, due 09/25/36	1,919,734
1,915,945	C	Residential Accredit Loans, Inc., 5.580%, due 05/25/46	1,913,587
4,817,423	C	Residential Accredit Loans, Inc., 5.720%, due 04/25/35	4,836,172
7,247,692	C	Residential Accredit Loans, Inc., 5.795%, due 08/25/35	7,270,650
1,483,669	C	Residential Funding Mortgage Security I, 5.800%, due 05/25/33	1,490,206
10,181,692	C	Residential Funding Mortgage Security I, 6.000%, due 06/25/36	10,207,727
1,087,644	+,C	Sequoia Mortgage Trust, 5.620%, (step rate 5.860%), due 01/20/35	1,089,938

Principal Amount			Value
$1,533,345	C	Structured Adjustable Rate Mortgage Loan Trust, 5.660%, due 07/25/35	$1,540,271
2,312,638	+,C	Structured Asset Mortgage Investments, Inc., 5.590%, (step rate 5.800%), due 04/19/35	2,317,724
11,252,803	C	Structured Asset Mortgage Investments, Inc., 7.141%, due 12/27/35	11,440,955
1,696,699	C	Structured Asset Securities Corp., 5.500%, due 07/25/33	1,665,946
2,871,665	C	Thornburg Mortgage Securities Trust, 5.700%, due 12/25/33	2,875,080
3,293,020	+,C	Thornburg Mortgage Securities Trust, 5.720%, (step rate 6.060%), due 09/25/34	3,310,665
610,000	C	Wachovia Bank Commercial Mortgage Trust, 5.223%, due 07/15/42	609,757
1,382,218	C	Wachovia Bank Commercial Mortgage Trust, 5.726%, due 06/15/45	1,395,462
1,470,000	C	Wachovia Bank Commercial Mortgage Trust, 5.935%, due 06/15/45	1,509,375
4,604,772	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.000%, due 12/25/18	4,511,200
3,591,399	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.620%, due 10/25/46	3,608,200
8,664,661	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.728%, due 05/25/46	8,672,104
2,744,737	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.728%, due 06/25/46	2,749,991
14,719,460	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.750%, due 02/25/36	14,773,685
4,256,000	+,C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.764%, (step rate 6.264%), due 10/25/36	4,225,036
8,048,488	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 6.000%, due 07/25/36	8,050,656
4,366,000	+,C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 6.081%, (step rate 6.581%), due 09/25/36	4,369,645
14,559,727	C	Washington Mutual Alternative Mortgage Pass-Through Certificates, 6.200%, due 10/25/46	14,533,563

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$12,516,817	C	Washington Mutual Alternative Mortgage Pass-Through Certifications, 5.630%, due 07/25/46	$12,552,378
1,826,162	C	Washington Mutual Alternative Mortgage Pass-Through Certifications, 5.920%, due 07/25/36	1,823,710
1,126,819	C	Washington Mutual, Inc., 5.600%, due 01/25/45	1,129,103
9,716,452	C	Washington Mutual, Inc., 5.610%, due 09/25/46	9,746,860
4,701,757	C	Washington Mutual, Inc., 5.638%, due 10/25/46	4,703,412
1,756,103	C	Washington Mutual, Inc., 5.660%, due 01/25/45	1,760,348
3,073,048	C	Washington Mutual, Inc., 5.750%, due 08/25/45	3,088,602
1,960,972	C	Washington Mutual, Inc., 5.777%, due 10/25/46	1,973,609
1,930,440	+,C	Washington Mutual, Inc., 5.795%, (step rate 6.160%), due 06/25/44	1,938,261
4,082,364	C	Washington Mutual, Inc., 6.000%, due 06/25/34	4,083,641
6,671,000	C	Wells Fargo Mortgage-Backed Securities Trust, 3.499%, due 06/25/35	6,499,572
6,791,000	C	Wells Fargo Mortgage-Backed Securities Trust, 4.109%, due 06/25/35	6,638,012
5,950,000	C	Wells Fargo Mortgage-Backed Securities Trust, 4.500%, due 08/25/18	5,646,899
6,771,591	C	Wells Fargo Mortgage-Backed Securities Trust, 5.000%, due 12/25/33	6,492,263
10,684,090	C	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	10,543,027
5,888,342	C	Wells Fargo Mortgage-Backed Securities Trust, 5.500%, due 12/25/35	5,768,735
6,590,516	C	Wells Fargo Mortgage-Backed Securities Trust, 5.500%, due 01/25/36	6,446,348
24,378,546	C	Wells Fargo Mortgage-Backed Securities Trust, 5.690%, due 12/25/36	24,267,989
11,653,208	C	Wells Fargo Mortgage-Backed Securities Trust, 5.989%, due 10/25/36	11,678,670
11,461,952	C	Wells Fargo Mortgage-Backed Securities Trust, 6.000%, due 06/25/36	11,467,717
10,210,641	C	Wells Fargo Mortgage-Backed Securities Trust, 6.001%, due 11/25/36	10,232,952
Total Collateralized Mortgage Obligations (Cost $845,981,805)			844,226,732

Principal Amount				Value
MUNICIPAL BONDS: 1.0%
		California: 0.3%
	$5,944,000	C	City of San Diego, 7.125%, due 06/01/32	$6,128,799
				6,128,799
		Louisiana: 0.3%
	8,010,000	#,C	Tulane University of Louisiana, 6.174%, due 11/15/12	8,010,000
				8,010,000
		Michigan: 0.4%
	10,230,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	10,618,535
				10,618,535
Total Municipal Bonds (Cost $24,316,710)				24,757,334
OTHER BONDS: 0.8%
		Foreign Government Bonds: 0.8%
ARS	27,615,300	@@,L	Argentina Bonos, 0.000%, due 09/30/14	9,942,248
TRY	19,627,000	@@	Turkey Government International Bond, 21.280%, due 08/13/08	10,151,451
Total Other Bonds (Cost $19,351,287)				20,093,699
Shares				Value
EQUITY-LINKED SECURITIES: 0.4%
		Equity Linked Securities: 0.4%
	11,900,000		KAUP Bank	11,171,875
Total Equity-Linked Securities (Cost $11,900,000)				11,171,875
PREFERRED STOCK: 1.8%
		Banks: 0.5%
	497,280	P	Bank of American Corp.	12,407,136
				12,407,136
		Diversified Financial Services: 0.4%
	319,705	P	Merrill Lynch & Co., Inc.	8,337,906
				8,337,906
		Insurance: 0.7%
	411,692	@@,P	Aegon NV	10,693,951
	285,147	P	Metlife, Inc.	7,502,218
				18,196,169
		Real Estate Investment Trusts: 0.2%
	204,807	P	Duke Realty Corp.	5,320,886
				5,320,886
Total Preferred Stock (Cost $43,210,698)				44,262,097
Total Long-Term Investments (Cost $2,725,871,599)				2,720,557,085

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 18.6%
	Mutual Fund: 1.4%
$35,000,000	**	ING Institutional Prime Money Market Fund	$35,000,000
Total Mutual Fund (Cost $35,000,000)			35,000,000
			Repurchase Agreement: 1.2%

31,456,000	Deutsche Bank Repurchase Agreement dated 12/29/06, 5.250%, due 01/02/07, $31,474,349 to be received upon repurchase (Collateralized by $30,179,000 various U.S. Government Agency Obligations, 3.375%-6.875%, Market Value plus accrued interest $32,085,236, due 07/15/08-09/15/10)	31,456,000
Total Repurchase Agreement (Cost $31,456,000)		31,456,000

Securities Lending Collateralcc: 16.0%

404,474,535	The Bank of New York Institutional Cash Reserves Fund	404,474,535
	Total Securities Lending Collateral (Cost $404,474,535)	404,474,535
	Total Short-Term Investments (Cost $470,930,535)	470,930,535

Total Investments in Securities (Cost $3,196,802,134)*	126.1%	$3,191,487,620
Other Assets and Liabilities - Net	(26.1)	(661,261,668)
Net Assets	100.0%	$2,530,225,952

@@  Foreign Issuer

STRIP  Separate Trading of Registered Interest and Principal of Securities

MASTR  Mortgage Asset Securitization Transaction, Inc.

+  Step-up basis bonds. Interest rates shown reflect current and future coupon rates.

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

ARS  Argentine Peso

JPY  Japanese Yen

TRY  Turkish Lira

^  Interest Only (IO) Security

**  Investment in affiliate

*  Cost for federal income tax purposes is $3,197,459,593.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$14,424,136
Gross Unrealized Depreciation	(20,396,109)
Net Unrealized Depreciation	$(5,971,973)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

ING VP Intermediate Bond Portfolio Credit Default Swap Agreements Outstanding on December 31, 2006:

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Morgan Stanley
Capital Services Inc.	Domtar Inc. 7.875% due 10/15/2011	Buy	(2.65)%	9/20/11	USD	2,758,500	$(120,223)
UBS AG	Domtar Inc. 7.875% due 10/15/2011	Sell	2.60%	9/20/11	USD	2,761,000	105,407
Citibank N.A., New York Dow Jones CDX.NA.IG.6 Index	(3-7% Tranche)	Buy	(4.66)%	6/20/16		USD5,335,970	(226,652)
Citibank N.A., New York Dow Jones CDX.NA.IG.6 Index	(7-10% Tranche)	Sell	1.0025%	6/20/16		USD16,142,880	7,514
Citibank N.A., New York	Dow Jones CDX.NA.XO.7 Index	Buy	(1.65)%	12/20/11		USD26,099,000	(67,770)
Citibank N.A., New York Entergy Corporation 7.75%	due 12/15/2009	Sell	0.38%	12/20/11		USD9,466,000	21,519
Citibank N.A., New York Glitnir Banki HF Floating Rate Note	due 1/27/2010	Buy	(0.60)%	9/20/11		USD5,501,000	(62,690)
UBS AG Glitnir Banki HF Floating Rate Note	due 1/27/2010	Buy	(0.61)%	9/20/11		USD5,501,000	(71,920)
Morgan Stanley Capital Services Inc.	H.J. Heinz Co.6% due 3/15/2008	Buy	(0.35)%	9/20/11		USD16,503,000	(19,873)
Morgan Stanley Capital Services Inc.	H.J. Heinz Co.6% due 3/15/2008	Buy	(0.41)%	9/20/11		USD19,253,500	(72,050)
Morgan Stanley Capital Services Inc.	HCA Inc. LN Tranche Number: LN300285	Buy	(1.70)%	12/20/11		USD6,090,000	(124,243)
Barclays Bank PLC	Kinder Morgan Inc. 6.5% due 9/1/2012	Sell	1.70%	9/20/11	USD	1,104,000	25,273
Merrill Lynch International	Kinder Morgan Inc. 6.5% due 9/1/2012	Buy	(1.90)%	9/20/11		USD2,761,000	(88,673)
UBS AG	Kinder Morgan Inc. 6.5% due 9/1/2012	Buy	(1.90)%	9/20/11	USD	2,761,000	(92,222)
UBS AG Rogers Wireless Inc. 7.25%	due 12/15/2012	Sell	1.30%	12/15/12		USD5,454,000	175,353
UBS AG Russian Federation 5% Step	due 3/31/2030	Sell	0.31%	8/20/07		USD21,897,000	41,651
UBS AG Russian Federation 5% Step	due 3/31/2030	Sell	0.24%	8/20/07		USD14,485,000	1,997
Citibank N.A., New York	Telus Corporation 8% due 6/1/2011	Sell	0.45%	12/20/11		USD1,133,000	2,591
Goldman Sachs International	Telus Corporation 8% due 6/1/2011	Sell	0.47%	12/20/11		USD6,057,000	25,751
Citibank N.A., New York United States Steel Corporation 9.75%	due 5/15/2010	Buy	(1.70)%	12/20/16		USD1,130,000	(12,777)
Citibank N.A., New York United States Steel Corporation 9.75%	due 5/15/2010	Buy	(1.68)%	12/20/16		USD1,689,000	(16,639)
UBS AG	XL Capital Ltd. 5.25% due 9/15/2014	Buy	(0.61)%	9/20/16	USD	5,501,000	(123,138)
UBS AG	XL Capital Ltd. 5.25% due 9/15/2014	Buy	(0.61)%	9/20/16	USD	11,002,000	(246,275)
							$(938,089)

ING VP Intermediate Bond Portfolio Open Futures Contracts on December 31, 2006

Contract Description	Number of Contracts	Notional Market Value ($)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	2,055	419,284,239	3/30/07	$(1,427,037)
U.S. Treasury 5-Year Note	2,849	299,323,063	3/30/07	(3,014,724)
				$(4,441,761)
Short Contracts
90-Day Eurodollar	2,288	(541,569,600)	3/19/07	$118,870
U.S. Treasury 10-Year Note	789	(84,792,844)	3/21/07	933,111
U.S. Treasury Long Bond	1,191	(132,722,063)	3/21/07	2,982,041
				$4,034,022

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP MONEY MARKET PORTFOLIO(1)  AS OF DECEMBER 31, 2006

Principal Amount			Value
CERTIFICATES OF DEPOSIT: 2.5%
$17,500,000	C	ABN Amro Bank, 5.350%, due 12/11/07	$17,500,000
6,000,000		Canadian Imperial Bank of Commerce, 5.350%, due 04/11/07	5,995,269
8,000,000		Credit Suisse, 5.506%, due 02/02/07	7,995,060
3,000,000		HBOS Treasury Services PLC, 5.350%, due 04/11/07	2,997,634
Total Certificates of Deposit (Cost $34,487,963)			34,487,963
COLLATERALIZED MORTGAGE OBLIGATIONS: 4.0%
10,750,000	@@,#,C	Cheyne High Grade CDO Ltd., 5.380%, due 11/13/07	10,750,000
15,200,000	@@,#,C	Newcastle CDO Ltd., 5.380%, due 03/26/07	15,200,000
13,900,000	@@,#,C,I	Newcastle CDO Ltd., 5.380%, due 09/24/07	13,900,000
13,900,000	@@,#,C,I	Newcastle CDO Ltd., 5.380%, due 10/24/07	13,900,000
Total Collateralized Mortgage Obligations (Cost $53,750,000)			53,750,000
COMMERCIAL PAPER: 38.4%
35,000,000		Alliance & Leicester PLC, 5.280%, due 03/20/07	34,599,600
3,000,000		ANZ National, 5.170%, due 04/04/07	2,959,932
24,500,000		ASB Finance Ltd., 5.280%, due 02/01/07	24,408,408
65,000,000	@@,#	BHP Billiton Financial USA Ltd., 5.330%, due 01/25/07	64,818,997
21,000,000		Cafco LLC, 5.285%, due 01/05/07	20,987,668
8,000,000	@@,#	Caisse Nationale, 5.295%, due 01/04/07	7,996,470
64,000,000		Concord Minutemen Capital Co., LLC, 5.290%, due 02/06/07	63,605,040
1,500,000	#	Concord Minutemen Capital Co., LLC, 5.360%, due 01/22/07	1,495,310
2,000,000	#	Crown Point Capital Corp., 5.290%, due 01/10/07	1,997,355
49,000,000		Crown Point Capital Corp., 5.330%, due 01/18/07	48,876,670
31,000,000		Duke Funding High Grade I Ltd., 5.320%, due 01/12/07	30,919,702
59,000,000		Monument Gardens Funding, LLC, 5.290%, due 01/22/07	58,851,647
40,307,000	#	Old Line Funding, 5.320%, due 01/19/07	40,147,991
16,000,000		Park Avenue Receivables Corp., 5.295%, due 02/21/07	15,879,980
6,000,000		St. Germain Holdings Ltd., 5.300%, due 01/11/07	5,991,167
6,000,000		Three Pillars Funding Corp., 5.260%, due 03/15/07	5,936,003
15,346,000	#	Thunder Bay Funding, LLC, 5.330%, due 01/18/07	15,271,546

Principal Amount			Value
$57,000,000		Tulip Funding Corp., 5.320%, due 01/02/07	$56,991,577
9,500,000		UBS Finance, 5.215%, due 05/11/07	9,321,096
3,000,000		Westpac Trust, 5.400%, due 01/08/07	2,996,850
5,978,000		Yorktown Capital, LLC, 5.350%, due 01/22/07	5,960,827
Total Commercial Paper (Cost $520,013,836)			520,013,836
CORPORATE BONDS/NOTES: 50.2%
3,500,000	@@	Alliance & Leicester PLC, 5.449%, due 01/14/08	3,502,602
15,000,000	#	Allstate Life Global Funding II, 5.430%, due 04/02/07	15,002,968
5,500,000		American Express Bank FSB, 5.350%, due 10/18/07	5,500,988
4,500,000		American Express Bank FSB, 5.430%, due 11/16/07	4,503,853
13,000,000		American Express Bank FSB, 5.440%, due 07/19/07	13,007,761
5,000,000		American Express Bank FSB, 5.440%, due 09/14/07	5,003,799
13,690,000		American General Finance Corp., 5.292%, due 11/15/07	13,598,073
17,200,000		American General Finance Corp., 5.400%, due 01/15/08	17,199,885
6,700,000	#	American Honda Finance Corp., 5.476%, due 05/11/07	6,703,119
24,000,000		Bank of America N.A., 5.315%, due 02/23/07	23,999,427
17,000,000		Bank of America N.A., 5.315%, due 04/18/07	16,999,580
9,500,000	#	Bank of New York, Inc., 5.410%, due 01/25/08	9,500,000
13,000,000		Bear Stearns Cos., Inc., 5.370%, due 08/01/07	13,002,794
12,750,000		Bear Stearns Cos., Inc., 5.410%, due 01/28/08	12,750,000
12,300,000		Bear Stearns Cos., Inc., 5.430%, due 01/04/08	12,300,000
6,000,000		Bear Stearns Cos., Inc., 5.486%, due 03/01/07	6,001,788
17,000,000	@@	BNP Paribas, 5.312%, due 01/26/07	17,000,000
24,000,000		Credit Suisse, 5.342%, due 01/12/07	23,999,597
5,000,000		Credit Suisse, 5.356%, due 03/27/07	4,999,920
32,000,000	#	Duke Funding High Grade I Ltd., 5.330%, due 06/06/07	31,998,629
18,500,000		General Electric Capital Corp., 5.425%, due 06/22/07	18,507,591
16,000,000		General Electric Capital Corp., 5.475%, due 07/09/07	16,000,000
11,000,000	I	Goldman Sachs Group, Inc., 5.390%, due 02/14/07	11,000,000
10,500,000	I	Goldman Sachs Group, Inc., 5.390%, due 05/11/07	10,500,000
12,050,000	#	Goldman Sachs Group, Inc., 5.400%, due 01/15/08	12,050,000
18,500,000	#	Goldman Sachs Group, Inc., 5.475%, due 09/14/07	18,514,109

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP MONEY MARKET PORTFOLIO(1)  AS OF DECEMBER 31, 2006 (CONTINUED)

Principal Amount			Value
CORPORATE BONDS/NOTES (continued)
$3,500,000		Goldman Sachs Group, Inc., 5.510%, due 01/09/07	$3,503,945
7,800,000	@@,#	HBOS Treasury Services PLC, 5.396%, due 02/01/08	7,800,000
27,000,000	@@,#	HBOS Treasury Services PLC, 5.436%, due 01/24/08	27,004,325
27,000,000	@@,#	HBOS Treasury Services PLC, 5.452%, due 01/12/07	27,000,861
2,000,000		HSBC Finance Corp., 5.461%, due 06/15/07	2,001,105
8,700,000		JPMorgan Chase & Co., 5.378%, due 05/30/07	8,695,182
11,000,000		Lehman Brothers Holdings, Inc., 5.415%, due 07/19/07	11,005,712
11,000,000		Lehman Brothers Holdings, Inc., 5.494%, due 04/20/07	11,005,002
32,000,000		Merrill Lynch & Co., Inc., 5.320%, due 07/27/07	32,000,000
5,000,000		Merrill Lynch & Co., Inc., 5.390%, due 08/22/07	5,002,259
31,400,000	#,I	Money Market Trust Series A, 5.425%, due 11/09/07	31,400,000
1,047,000		Morgan Stanley, 4.037%, due 03/01/07	1,049,341
2,400,000	C	Morgan Stanley, 5.445%, due 04/01/07	2,401,979
8,000,000		Morgan Stanley, 5.499%, due 02/15/07	8,001,617
15,000,000		Morgan Stanley, 5.512%, due 01/12/07	15,000,524
14,000,000		Natixis SA, 5.310%, due 12/05/07	13,997,464
3,500,000		Suntrust Bank, 5.320%, due 11/19/07	3,500,000
27,000,000		Toronto Dominion Bank, 5.320%, due 04/27/07	27,000,000
15,000,000		Toyota Motor Credit Corp., 5.302%, due 04/26/07	15,000,000
24,600,000		Verizon Global Funding Corp., 5.470%, due 01/12/07	24,600,000
4,500,000		Washington Mutual Bank, 5.355%, due 09/17/07	4,499,765
23,500,000		Washington Mutual Bank, 5.410%, due 02/28/07	23,502,402
13,500,000		Washington Mutual Bank, 5.415%, due 11/16/07	13,504,926
10,800,000		Wells Fargo & Co., 5.386%, due 01/02/08	10,800,000
7,800,000		Westpac Banking Corp., 5.393%, due 01/11/08	7,800,000
Total Corporate Bonds/Notes (Cost $680,222,892)			680,222,892
U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.5%
	Federal Home Loan Bank: 2.5%
34,000,000	C	5.555%, due 08/15/07	34,000,000
Total U.S. Government Agency Obligations (Cost $34,000,000)			34,000,000

Principal Amount	Value
REPURCHASE AGREEMENT: 2.6%

$35,649,000	Morgan Stanley Repurchase Agreement dated 12/29/06, 5.250%, due 01/02/07, $35,669,795 to be received upon repurchase (Collateralized by $70,075,000 Resolution Funding Corp., 8.125%- 9.375%, Market Value plus accrued interest $36,362,594, due 10/15/19-10/15/20).	$35,649,000
Total Repurchase Agreement (Cost $35,649,000)		35,649,000

Total Investments in Securities (Cost $1,358,123,691)*	100.2%	$1,358,123,691
Other Assets and Liabilities - Net	(0.2)	(2,273,608)
Net Assets	100.0%	$1,355,850,083

(1)  All securities with a maturity date greater than one year have either a variable rate. a demand feature, are prerefunded, or an optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

@@  Foreign Issuer

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

I  Illiquid security

*  Cost for federal income tax purposes is $1,358,123,810.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$0
Gross Unrealized Depreciation	(119)
Net Unrealized Depreciation	$(119)

See Accompanying Notes to Financial Statements

ING VP GLOBAL SCIENCE AND   PORTFOLIO OF INVESTMENTS
TECHNOLOGY PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 97.9%
		Bermuda: 0.8%
33,100	@,L	Marvell Technology Group Ltd.	$635,189
			635,189
		Brazil: 0.4%
30,200	L	Net Servicos de Comunicacao SA ADR	361,796
			361,796
		Canada: 0.6%
4,000	@,L	Research In Motion Ltd.	511,120
			511,120
		Cayman Islands: 0.7%
22,800	L	Seagate Technology, Inc.	604,200
			604,200
		China: 0.0%
1,400	@	China Communications Services	799
			799
		France: 2.0%
39,800	L	Alcatel SA ADR	565,956
4,700	@	Alstom	634,339
3,400		Neopost SA	426,556
			1,626,851
		Germany: 2.4%
33,800	@	Infineon Technologies AG	474,214
15,700	L	SAP AG ADR	833,670
8,200		Software AG	638,904
			1,946,788
		Guernsey: 0.6%
13,400	@	Amdocs Ltd.	519,250
			519,250
		Hong Kong: 1.9%
135,000	L	ASM Pacific Technology	750,566
92,400		China Mobile Ltd.	796,483
			1,547,049
		India: 0.9%
51,000	@	Bharti Airtel Ltd.	726,053
			726,053
		Japan: 2.4%
7,000		Disco Corp.	492,216
18,000		Kurita Water Industries Ltd.	388,238
18,000		NSD CO., Ltd.	572,069
2,500		Obic Co., Ltd.	518,131
		1,970,654
		Mexico: 1.2%
21,500		America Movil SA de CV	972,230
			972,230
		Netherlands: 0.6%
20,200	@,L	ASML Holding NV	497,526
			497,526
		Singapore: 1.0%
653,900	@,L	STATS ChipPAC Ltd.	502,408
17,771	@	Verigy Ltd.	315,435
			817,843

Shares	Value
South Korea: 1.2%

4,500	@	NHN Corp.		$547,355
700		Samsung Electronics Co., Ltd.		459,206
				1,006,561
		Sweden: 1.0%
20,600		Telefonaktiebolaget LM Ericsson ADR		828,738
				828,738
		Switzerland: 2.1%
3,700	L	Alcon, Inc.		413,549
3,600		Roche Holding AG		644,089
7,500		Roche Holding AG ADR		671,234
				1,728,872
		Taiwan: 5.6%
109,660		Cheng Uei Precision Industry Co., Ltd.		390,786
170,000	@	Gemtek Technology Corp.		368,768
132,433	@	HON HAI Precision Industry Co., Ltd.		942,275
66,135		Lite-On Technology Corp.		89,217
32,000		MediaTek, Inc.		329,546
660,000		Powerchip Semiconductor Corp.		443,390
250,000		Realtek Semiconductor Corp.		429,113
65,600		Taiwan Semiconductor Manufacturing Co., Ltd. ADR		717,008
597,728		Wistron Corp.		884,938
				4,595,041
		United Kingdom: 1.8%
79,500	@	Autonomy Corp. PLC		790,353
117,800		Meggitt PLC		713,010
				1,503,363
		United States: 70.7%
81,000	@,L	3	Com Corp.	332,910
27,300	@	Adobe Systems, Inc.		1,122,576
5,300	@,L	Affymax, Inc.		180,412
33,300	@	Agere Systems, Inc.		638,361
21,000	@	Agilent Technologies, Inc.		731,850
25,400	@,L	Akamai Technologies, Inc.		1,349,248
45,600	@,L	Alexion Pharmaceuticals, Inc.		1,841,784
7,500	L	Allergan, Inc.		898,050
8,900	@	Amgen, Inc.		607,959
12,300		Amphenol Corp.		763,584
19,200	@	Apple Computer, Inc.		1,628,928
30,700	@	Applera Corp. - Celera Genomics Group		429,493
35,500	L	Applied Materials, Inc.		654,975
13,500	@,L	aQuantive, Inc.		332,910
26,800		AT&T, Inc.		958,100
20,700	@,L	Atheros Communications, Inc.		441,324
16,900	@	Autodesk, Inc.		683,774
40,500	@,L	BEA Systems, Inc.		509,490
13,300	@,L	Biogen Idec, Inc.		654,227
49,700	@,L	BioMarin Pharmaceuticals, Inc.		814,583
10,800		Biomet, Inc.		445,716
24,800	@,L	Broadcom Corp.		801,288
17,400	@,L	Ciena Corp.		482,154
77,400	@	Cisco Systems, Inc.		2,115,343
16,600	@,L	Comcast Corp.		702,678
29,000	@	Corning, Inc.		542,590
15,800	@,L	Cyberonics		326,112

See Accompanying Notes to Financial Statements

ING VP GLOBAL SCIENCE AND   PORTFOLIO OF INVESTMENTS
TECHNOLOGY PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		United States (continued)
4,700	@,L	Cymer, Inc.	$206,565
16,000	@	Dell, Inc.	401,440
10,100	@,L	Double-Take Software, Inc.	130,088
10,300	@	Electronic Arts, Inc.	518,708
12,000	@	Eschelon Telecom, Inc.	237,720
19,400	@	Fiserv, Inc.	1,016,948
31,700	@,L	Foundry Networks, Inc.	474,866
13,100	@,L	Genentech, Inc.	1,062,803
12,800	@	Gilead Sciences, Inc.	831,104
15,300		Goodrich Corp.	696,915
3,600	@	Google, Inc.	1,657,728
10,100	L	Harris Corp.	463,186
26,800		Hewlett-Packard Co.	1,103,892
11,400	@	Huron Consulting Group, Inc.	516,876
14,000	@	Hyperion Solutions Corp.	503,160
47,400	@	Integrated Device Technology, Inc.	733,752
48,700		Intel Corp.	986,175
8,000	@,L	Intermune, Inc.	246,000
15,300		International Business Machines Corp.	1,486,395
3,400	@,L	Isilon Systems, Inc.	93,840
9,300		Johnson & Johnson	613,986
27,300	@,L	Juniper Networks, Inc.	517,062
20,600	L	KLA-Tencor Corp.	1,024,850
13,500	@,L	Lam Research Corp.	683,370
15,900		Lockheed Martin Corp.	1,463,913
18,200		Maxim Integrated Products	557,284
16,400		Medtronic, Inc.	877,564
13,600	@	MEMC Electronic Materials, Inc.	532,304
9,800		Merck & Co., Inc.	427,280
28,600	@,L	Micron Technology, Inc.	399,256
44,200		Microsoft Corp.	1,319,812
10,900		Molex, Inc.	344,767
23,200		Motorola, Inc.	476,992
32,200	@	Netlist, Inc.	312,984
29,900	@,L	Network Appliance, Inc.	1,174,472
13,100	@,L	NeuStar, Inc.	424,964
10,100	@,L	Northstar Neuroscience, Inc.	145,238
14,500	@,L	Nvidia Corp.	536,645
37,800	@,L	Oplink Communications, Inc.	777,168
4,300	@,L	Optium Corp.	107,242
58,200	@	Oracle Corp.	997,548
15,000		Pfizer, Inc.	388,500
16,700	@,L	Pharmion Corp.	429,858
21,300		Qualcomm, Inc.	804,927
26,400	@	Regeneron Pharmaceuticals, Inc.	529,848
13,000	@	SI International, Inc.	421,460
19,400	@	Spansion, LLC	288,284
11,200	@,L	Stanley, Inc.	189,392
10,500		Stryker Corp.	578,655
60,000	@	Sun Microsystems, Inc.	325,200
34,500	@,L	Sybase, Inc.	852,150
30,500	@,L	Symantec Corp.	635,925
78,400	@	TIBCO Software, Inc.	740,096
32,600	@,L	TTM Technologies, Inc.	369,358
17,207	@	Varian Medical Systems, Inc.	818,537
20,200	@	VeriSign, Inc.	485,810
11,895	@,L	Waters Corp.	582,498
31,441		Windstream Corp.	447,091
29,000	@,L	Wright Medical Group, Inc.	675,120
5,400	@	Zimmer Holdings, Inc.	423,252
			58,059,242
Total Common Stock (Cost $70,582,699)			80,459,165

Principal Amount	Value
SHORT-TERM INVESTMENTS: 25.0%
Securities Lending Collateralcc: 25.0%

$20,519,212	The Bank of New York Institutional Cash Reserves Fund	$20,519,212
Total Short-Term Investments (Cost $20,519,212)		20,519,212

Total Investments in Securities (Cost $91,101,911)*	122.9%	$100,978,377
Other Assets and Liabilities - Net	(22.9)	(18,828,154)
Net Assets	100.0%	$82,150,223

Certain foreign securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (note 2A).

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

*  Cost for federal income tax purposes is $91,303,545.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,946,767
Gross Unrealized Depreciation	(1,271,935)
Net Unrealized Appreciation	$9,674,832

See Accompanying Notes to Financial Statements

ING VP GLOBAL SCIENCE AND   PORTFOLIO OF INVESTMENTS
TECHNOLOGY PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Industry	Percentage of Net Assets
Aerospace/Defense	3.5%
Biotechnology	6.5
Commercial Services	0.8
Computers	11.6
Electrical Components & Equipment	0.4
Electronics	4.9
Engineering & Construction	0.2
Environmental Control	0.5
Hand/Machine Tools	0.6
Healthcare-Products	6.5
Internet	7.0
Machinery-Diversified	0.8
Media	1.3
Office/Business Equipment	0.5
Pharmaceuticals	6.2
Semiconductors	16.3
Software	12.8
Telecommunications	17.5
Short-Term Investments	25.0
Other Assets and Liabilities - Net	(22.9)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING VP GLOBAL SCIENCE AND   PORTFOLIO OF INVESTMENTS
TECHNOLOGY PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

At December 31, 2006 the following forward currency contracts were outstanding for the ING VP Global Science and Technology Portfolio:

Currency		Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation (Depreciation)
							USD
Australia Dollars
AUD	940,000	Buy	1/10/07	NZD	1,092,496	741,777		$(27,452)
Australia Dollars
AUD	935,000	Buy	1/10/07	NZD	1,077,485	737,832		(20,827)
Brazil Real
BRL	455,000	Buy	1/12/07	USD	210,162	212,470		2,308
Brazil Real
BRL	2,030,000	Buy	1/12/07	USD	937,211	947,941		10,730
Canada Dollars
CAD	1,100,000	Buy	1/10/07	USD	985,125	943,561		(41,564)
Canada Dollars
CAD	1,085,000	Buy	1/10/07	USD	962,810	930,694		(32,116)
EURO
EUR	564,000	Buy	1/10/07	USD	720,079	744,890		24,811
EURO
EUR	204,000	Buy	1/10/07	USD	261,218	269,428		8,210
EURO
EUR	685,000	Buy	1/10/07	USD	875,142	904,697		29,555
EURO
EUR	446,000	Buy	1/10/07	USD	569,976	589,044		19,068
EURO
EUR	250,000	Buy	1/10/07	USD	320,197	330,181		9,984
EURO
EUR	960,000	Buy	1/10/07	USD	1,224,509	1,267,897		43,388
EURO
EUR	281,000	Buy	1/10/07	USD	372,595	371,124		(1,471)
EURO
EUR	148,000	Buy	1/10/07	USD	195,540	195,467		(73)
Japanese Yen
JPY	6,424,000	Buy	1/10/07	USD	55,237	54,056		(1,181)
Japanese Yen
JPY	234,405,000	Buy	1/11/07	USD	1,991,090	1,972,726		(18,364)
Japanese Yen
JPY	235,980,000	Buy	1/11/07	USD	2,002,750	1,985,981		(16,769)
Japanese Yen
JPY	117,990,000	Buy	1/11/07	USD	1,006,337	992,990		(13,347)
Japanese Yen
JPY	117,990,000	Buy	1/11/07	USD	1,005,304	992,990		(12,314)
Japanese Yen
JPY	50,853,000	Buy	1/10/07	USD	433,566	427,913		(5,653)
Japanese Yen
JPY	113,215,000	Buy	1/10/07	USD	978,536	952,671		(25,865)
New Zealand Dollars
NZD	2,161,538	Buy	1/10/07	AUD	1,875,000	1,521,943		42,334
Norway Krone
NOK	6,510,000	Buy	1/10/07	USD	977,874	1,044,582		66,708
Norway Krone
NOK	3,745,000	Buy	1/10/07	SEK	4,170,807	600,916		(8,739)
Norway Krone
NOK	3,745,000	Buy	1/10/07	SEK	4,168,859	600,916		(8,455)
Norway Krone
NOK	3,745,000	Buy	1/10/07	SEK	4,170,058	600,916		(8,630)
Sweden Kronor
SEK	4,120,062	Buy	1/10/07	NOK	3,745,000	602,237		1,322
Sweden Kronor
SEK	8,233,083	Buy	1/10/07	NOK	7,490,000	1,203,445		1,614
								$17,212
Brazil Real
BRL	820,000	Sell	1/12/07	USD	370,238	382,913		(12,675)
Brazil Real
BRL	900,000	Sell	1/12/07	USD	406,780	420,270		(13,490)
Brazil Real
BRL	765,000	Sell	1/12/07	USD	350,034	357,229		(7,195)

See Accompanying Notes to Financial Statements

ING VP GLOBAL SCIENCE AND   PORTFOLIO OF INVESTMENTS
TECHNOLOGY PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Currency		Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation (Depreciation)
							USD
Canada Dollars
CAD	1,105,000	Sell	1/10/07	USD	974,624	947,849		$26,775
Canada Dollars
CAD	1,085,000	Sell	1/10/07	USD	961,590	930,695		30,895
Switzerland Francs
CHF	780,000	Sell	1/10/07	USD	638,631	640,746		(2,115)
EURO
EUR	2,780,000	Sell	1/10/07	USD	3,576,804	3,671,617		(94,813)
EURO
EUR	400,000	Sell	1/10/07	USD	506,608	528,290		(21,682)
EURO
EUR	500,000	Sell	1/10/07	USD	637,542	660,363		(22,821)
EURO
EUR	960,000	Sell	1/10/07	USD	1,224,551	1,267,896		(43,345)
EURO
EUR	257,000	Sell	1/10/07	USD	343,375	339,426		3,949
British Pound Sterling
GBP	567,000	Sell	1/10/07	USD	1,079,888	1,110,255		(30,367)
British Pound Sterling
GBP	93,500	Sell	1/10/07	USD	175,218	183,085		(7,867)
Hong Kong Dollars
HKD	9,410,000	Sell	1/10/07	USD	1,213,412	1,210,295		3,117
Japanese Yen
JPY	330,557,500	Sell	1/10/07	USD	2,866,934	2,781,546		85,388
Japanese Yen
JPY	60,000,000	Sell	1/10/07	USD	520,544	504,883		15,661
Japanese Yen
JPY	117,990,000	Sell	1/11/07	USD	1,003,060	992,990		10,070
Japanese Yen
JPY	235,980,000	Sell	1/11/07	USD	2,006,121	1,985,980		20,141
Japanese Yen
JPY	151,165,000	Sell	1/11/07	USD	1,280,256	1,272,187		8,069
Japanese Yen
JPY	101,360,000	Sell	1/10/07	USD	860,059	852,915		7,144
Japanese Yen
JPY	135,000,000	Sell	1/11/07	USD	1,159,241	1,136,144		23,097
Japanese Yen
JPY	58,375,000	Sell	1/10/07	USD	509,203	491,209		17,994
Korea (South) Won
KRW	794,675,000	Sell	1/11/07	USD	838,176	854,691		(16,515)
Korea (South) Won
KRW	1,600,000,000	Sell	1/12/07	USD	1,744,383	1,720,876		23,507
Norway Krone
NOK	5,695,000	Sell	1/10/07	USD	875,440	913,809		(38,369)
Singapore Dollars
SGD	870,000	Sell	1/10/07	USD	555,201	567,532		(12,331)
Taiwan New Dollars
TWD	90,000,000	Sell	1/10/07	USD	2,755,664	2,765,410		(9,746)
								$(57,524)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERNATIONAL EQUITY PORTFOLIO  AS OF DECEMBER 31, 2006

Shares			Value
COMMON STOCK: 99.5%
		Australia: 4.4%
55,410		BHP Billiton Ltd.	$1,102,055
110,000		BlueScope Steel Ltd.	745,933
35,700		National Australia Bank Ltd.	1,136,571
62,653		Santos Ltd.	487,590
			3,472,149
		Belgium: 2.9%
7,000		KBC Groep NV	856,931
9,126		Omega Pharma SA	686,742
4,400		Umicore	747,637
			2,291,310
		Brazil: 1.8%
6,300		Petroleo Brasileiro SA	648,837
8,300	L	Uniao de Bancos Brasileiros SA GDR	771,568
			1,420,405
		China: 0.7%
158,000		China Life Insurance Co., Ltd.	539,308
			539,308
		Egypt: 1.0%
12,700		Orascom Telecom GDR	839,107
			839,107
		France: 12.1%
95,209		Alcatel SA	1,358,337
10,113	@,I	Atos Origin	598,010
14,100		Bouygues	902,771
6,114		Groupe Danone	924,578
6,795		Societe Generale	1,149,511
21,000		Total SA	1,511,105
15,138		Veolia Environnement	1,154,482
8,200	L	Vinci SA	1,045,103
24,297		Vivendi	947,687
			9,591,584
		Germany: 7.3%
9,216		Deutsche Bank AG	1,227,277
6,900		Fresenius Medical Care AG & Co. KGaA	918,559
6,800		Henkel KGaA	999,467
12,287		Hochtief AG	890,918
4,669		Muenchener Rueckversicherungs AG	804,476
8,700		RWE AG	953,668
			5,794,365
		Greece: 1.2%
25,487		Coca-Cola Hellenic Bottling Co. SA	994,403
			994,403
		Hong Kong: 0.8%
55,000		Cheung Kong Holdings Ltd.	675,637
			675,637

Shares			Value
		Indonesia: 1.0%
17,600		Telekomunikasi Indonesia Tbk PT ADR	$802,560
			802,560
		Ireland: 2.0%
39,100		Bank of Ireland	900,173
37,308		Depfa Bank PLC	666,652
			1,566,825
		Italy: 5.9%
136,735		Banca Intesa S.p.A.	1,053,045
86,564		Capitalia S.p.A.	816,782
26,600		ERG S.p.A.	607,259
35,108		Italcementi S.p.A.	988,109
482,106		Telecom Italia S.p.A.	1,220,887
			4,686,082
		Japan: 22.0%
28,200		Don Quijote Co., Ltd.	538,322
141		East Japan Railway Co.	939,885
238,500	@	Haseko Corp.	851,093
35,500	@	Hitachi Construction Machinery Co., Ltd.	953,327
16,400	@	Hoya Corp.	639,220
93	L	Kenedix, Inc.	419,546
43,000		Matsushita Electric Industrial Co., Ltd.	862,214
122		Mitsubishi UFJ Financial Group, Inc.	1,513,507
96,000		Mitsui OSK Lines Ltd.	948,161
198		Nippon Telegraph & Telephone Corp.	976,435
20,700		Seven & I Holdings Co., Ltd.	643,667
3,360		SFCG Co., Ltd.	521,907
20,000		Shinko Electric Industries	521,195
111,000		Sumitomo Chemical Co., Ltd.	858,969
52,000		Sumitomo Corp.	778,426
269,000		Sumitomo Metal Industries Ltd.	1,167,923
41,000		Sumitomo Rubber Industries, Inc.	528,883
60,000		Sumitomo Trust & Banking Co., Ltd.	628,225
137,000	L	Taisei Corp.	417,019
24,900		Tokyo Electric Power Co., Inc.	804,427
129,000		Toshiba Corp.	838,269
35,200		Yamaha Motor Co., Ltd.	1,106,468
			17,457,088
		Mexico: 1.1%
7,400		Fomento Economico Mexicano SA de CV ADR	856,624
			856,624
		Netherlands: 4.4%
49,000		Royal Dutch Shell PLC - Class B	1,713,177
42,265	@,L	Tele Atlas NV	888,869
20,204	@	Tomtom, Inc.	869,916
			3,471,962
		Norway: 2.2%
30,280		Norsk Hydro ASA	934,660
33,850	@	Petroleum Geo-Services	792,317
			1,726,977

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERNATIONAL EQUITY PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Shares			Value
		South Africa: 0.9%
20,000		Sasol, Ltd. ADR	$738,000
			738,000
		South Korea: 0.8%
7,837		Kookmin Bank ADR	631,976
			631,976
		Sweden: 1.1%
26,500		Atlas Copco AB	856,442
			856,442
		Switzerland: 5.1%
9,470		Roche Holding AG	1,694,312
25,560		UBS AG	1,546,833
3,122		Zurich Financial Services AG	837,592
			4,078,737
		United Kingdom: 20.8%
22,275		AstraZeneca PLC	1,193,750
105,043		Barclays PLC	1,499,802
98,426	@	British Airways PLC	1,014,829
33,121		British American Tobacco PLC	927,430
17,875		Carnival PLC	902,990
179,195		First Choice Holidays PLC	995,578
62,600		GlaxoSmithKline PLC	1,647,683
128,503		HSBC Holdings PLC	2,338,734
109,393		International Power PLC	814,786
360,297		Legal & General Group PLC	1,107,295
76,482		Reed Elsevier PLC	838,846
27,880		Scottish & Southern Energy	846,674
51,205		Unilever PLC	1,424,153
364,087		Vodafone Group PLC	1,005,488
			16,558,038
Total Common Stock (Cost $65,311,349)			79,049,579
Principal Amount			Value
SHORT-TERM INVESTMENTS: 4.1%
		Repurchase Agreement: 0.6%

$447,000				Goldman Sachs Repurchase
Agreement dated 12/29/06,
5.220%, due 01/02/07,
$447,259	to be received
upon repurchase (Collateralized
by $455,000 Federal
Home Loan Bank, 4.625%,
Market Value plus accrued
interest $460,398, due 02/08/08)		$447,000
		Total Repurchase Agreement	(Cost $447,000)	447,000

Principal Amount	Value
Securities Lending Collateralcc: 3.5%

$2,781,095			The Bank of New York
Institutional Cash
Reserves Fund	$2,781,095
	Total Securities Lending Collateral	(Cost $2,781,095)	2,781,095
	Total Short-Term Investments	(Cost $3,228,095)	3,228,095
Total Investments in	Securities (Cost $68,539,444)*	103.6%	$82,277,674
	Other Assets and Liabilities - Net	(3.6)	(2,828,537)
	Net Assets	100.0%	$79,449,137

Certain foreign securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (note 2A).

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2006.

*  Cost for federal income tax purposes is $68,625,206.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$14,795,549
Gross Unrealized Depreciation	(1,143,081)
Net Unrealized Appreciation	$13,652,468

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERNATIONAL EQUITY PORTFOLIO  AS OF DECEMBER 31, 2006 (CONTINUED)

Industry	Percentage of Net Assets
Agriculture	1.2%
Airlines	1.3
Auto Parts & Equipment	0.7
Banks	19.1
Beverages	2.3
Building Materials	1.2
Chemicals	2.0
Computers	0.7
Distribution/Wholesale	1.0
Diversified Financial Services	3.1
Electric	4.3
Electrical Components & Equipment	1.0
Electronics	0.8
Engineering & Construction	4.1
Food	3.0
Healthcare-Services	1.2
Home Builders	1.1
Home Furnishings	1.1
Household Products/Wares	1.3
Insurance	4.1
Iron/Steel	2.4
Leisure Time	3.8
Machinery-Construction & Mining	2.3
Media	2.2
Mining	1.4
Oil & Gas	8.4
Oil & Gas Services	1.0
Pharmaceuticals	6.6
Real Estate	0.8
Retail	1.5
Semiconductors	0.7
Software	2.2
Telecommunications	7.8
Transportation	2.4
Water	1.4
Short-Term Investments	4.1
Other Assets and Liabilities - Net	(3.6)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2006 were as follows:

Fund Name	Type	Per Share Amount
ING VP Balanced Portfolio
Class I	NII	$0.3317
Class S	NII	$0.2990
ING VP Growth and Income Portfolio
Class ADV	NII	$0.2681
Class I	NII	$0.2732
Class S	NII	$0.2293
ING VP Growth Portfolio
Class I	NII	$0.0056
Class S	NII	$—
ING VP Small Company Portfolio
Class I	NII	$0.0888
Class S	NII	$0.0428
All Classes	STCG	$0.2237
All Classes	LTCG	$3.1478

Fund Name	Type	Per Share Amount
ING VP Value Opportunity Portfolio
Class I	NII	$0.2056
Class S	NII	$0.1989
ING VP Intermediate Bond Portfolio
Class ADV	NII	$0.5308
Class I	NII	$0.5377
Class S	NII	$0.5076
ING VP Money Market Portfolio
Class I	NII	$0.3981
ING VP International Equity Portfolio
Class I	NII	$0.1726
Class S	NII	$0.1565

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2006, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING VP Balanced Portfolio	42.02%
ING VP Growth and Income Portfolio	100.00%
ING VP Growth Portfolio	100.00%
ING VP Small Company Portfolio	43.84%
ING VP Value Opportunity Portfolio	100.00%
ING VP Intermediate Bond Portfolio	0.99%

For the year ended December 31, 2006, the following is a percentage of net investment income dividends paid by the Portfolio that is designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING VP Growth and Income Portfolio	100.00%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolio designates the following amount as foreign taxes paid for the year ended December 31, 2006:

	Foreign Taxes Paid	Per Share Amount
ING VP International Equity Portfolio	$125,583	$0.0194

Listed below are the gross income earned and foreign taxes paid by country for ING VP International Equity Portfolio. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Country	Income Earned	Foreign Tax Withheld
Australia	$146,741	$—
Belgium	41,845	3,402
Brazil	32,937	—
Canada	2,001	300
China	2,926	—
Egypt	8,025	—
Finland	75,031	11,255
France	191,678	28,723
Germany	199,657	23,746
Greece	29,642	—
Hong Kong	25,969	—
Hungary	11,901	—
Indonesia	20,655	2,535
Ireland	27,931	—
Italy	93,749	14,062
Japan	195,006	13,665
Netherlands	16,139	2,420
Norway	47,081	7,064
Singapore	8,915	—
South Korea	2,660	439
Spain	6,717	1,011
Sweden	52,046	7,807
Switzerland	61,521	9,154
United Kingdom	1,059,810	—
Subtotal	2,360,583	125,583
United States	119,043	—
Total	$2,479,626	$125,583

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Portfolios are managed under the direction of the Board. A director/trustee who is not an interested person of the Funds, as defined in the 1940 Act, is an independent director/trustee ("Non-Interested Director/Trustee"). The Directors/Trustees of the Funds are listed below. The Statement of Additional Information includes additional information about directors/trustees of the Funds and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee	Other Directorships held by Director/ Trustee
Non-Interested Directors/Trustees:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director/Trustee	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	36	President, Academy of Economics and Finance (February 2006 - Present).

Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director/Trustee	April 1994 - Present	Retired. Formerly, Associate Commissioner/Attorney, New York City Department of Mental Health (June 1973 -October 2002).	36	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director/Trustee	April 1994 - Present	Self-Employed Consultant (June 2000 - Present).	36	None

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Director/Trustee	June 1991 - Present	Retired. Formerly, President, Thompson Enterprises (September 2004 - September 2005); and Dean, Barney School of Business, University of Hartford (August 1996 - June 2004).	36	Member, Board of Directors, Mass Mutual Corporate and Participation Investors (April 1997 - Present); Mass Mutual Premier Series (December 2004 - Present); and Mass Mutual MML Series II (April 2005 - Present).

Edward T. O'Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director/Trustee	June 2002 - Present	Retired. Formerly, Partner of Goodwin Procter LLP (June 1966 - September 2000).	36	None

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Director/Trustee	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	36	None

(1)  Directors/Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	April 2002 - Present	Executive Vice President, ING Investments, LLC (December 2001 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC and Directed Services, LLC (October 2004 - December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005); and Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present), and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003).

Joseph M. O'Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer Executive Vice President	November 2004 - Present March 2006 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); ING Investments, LLC and Directed Services, LLC (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 - Present March 2002 - Present	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC and ING Investments, LLC (March 2006 - Present); and Assistant Secretary, ING Funds Services, LLC (October 2001 - Present). Formerly, Senior Vice President, ING Investments, LLC (August 1999 - March 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 - October 2003).

Ernest J. C'DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	June 2006 - Present	Senior Vice President, ING Funds Services, LLC (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	June 2006 - Present	Senior Vice President of Operations, ING Funds Services, LLC (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC (September 2001 - May 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); and Vice President (February 1996 - Present); and Director of Compliance, ING Investments, LLC (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Kimberly K. Palmer 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	September 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

(1)  The officers hold office until the next annual meeting of the Directors/Trustees and until their successors have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Board Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

The 1940 Act , provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the "Board") of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not "interested persons" of the fund (the "Independent Trustees"). Consistent with this requirement of the 1940 Act, the Board of ING VP Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING GET Fund, ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (collectively, the "Funds") has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the "Advisory Agreement") with ING Investments, LLC (the "Adviser") and the sub-advisory agreement for each Fund (collectively, the "Sub-Advisory Agreements") with each sub-adviser of the Funds (the "Sub-Advisers"). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the "Agreements"), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2007, followed by specific considerations with respect to each Portfolio covered in this Annual Report (each, a "Portfolio").

Overview of the Review Process

At a meeting of the Board held on December 13, 2006, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Funds' brokerage; (11) data comparing the performance of certain Funds against "static portfolios" of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser's mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser's programs for monitoring and enforcing compliance with the Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by independent legal counsel on behalf of the Independent Trustees.

The Contracts Committee began the formal review process in July 2006 when it met separately with independent legal counsel to review the information to be requested from management and the methodology to be used in

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on October 25 and 26, 2006 and December 12, 2006, during which the Independent Trustees, meeting separately with independent legal counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Goodwin Procter LLP, their independent legal counsel, throughout the contract review process. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2007, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board also received information regarding the compensation paid by the Sub-Adviser to attract and retain individuals to perform these services on both an absolute basis and relative to amounts paid by others in the investment management industry.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds' policies and procedures for voting proxies, valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds' brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds' brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fund Performance

The Board reviewed each Fund's investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by the Contracts Committee (each, a "Selected Peer Group"). The Board reviewed comparative performance data for the one-, three-, five-, and ten-year periods, where applicable, ending June 30, 2006 and September 30, 2006. Summaries of selected portions of the performance information reviewed by the Board, together with the Board's conclusions regarding the performance of each Fund, are set forth below under "Fund-by-Fund Analysis."

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund's management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm's-length basis. Summaries of selected portions of the fee and expense information reviewed are set forth below under "Fund-by-Fund Analysis." After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm's-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all "retail" Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2005 and December 31, 2004 and the nine-month period ended September 30, 2006. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of "soft dollar" benefits from the Funds' brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund's Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund's management fee will decrease as a percentage of the Fund's total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2007, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Fund is for periods ended September 30, 2006 and the management fees and expense data described below are as of June 30, 2006.

ING VP Balanced Portfolio

In evaluating the investment performance of ING VP Balanced Portfolio, the Board noted that the Portfolio outperformed its Morningstar category median for the ten-year period, but underperformed for the most recent calendar quarter, year-to-date, one-, three- and five-year periods. The Board received performance information relating to a benchmark index of fixed income securities (the "FISB") and equity securities (the "ESB") from which the Board could calculate a composite benchmark index (the "Composite Benchmark") comprised of 60% ESB and 40% FISB. The Board noted that the Portfolio outperformed the Composite Benchmark for the three- and five-year periods, but underperformed for the last quarter, year-to-date, one- and ten-year periods. The Board considered the fact that the Portfolio is ranked in its Morningstar category in the third quintile for the five- and ten-year periods, in the fourth quintile for the most recent quarter, year-to-date and three-year periods and in the fifth quintile for the one-year period. The Board also noted that the portfolio manager for the domestic equity component of the Portfolio was replaced in December 2005 and that the Sub-Adviser has invested additional resources to improve Portfolio performance. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio of ING VP Balanced Portfolio, the Board noted that the management fee for the Portfolio is less than the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Global Science and Technology Portfolio

In evaluating the investment performance of ING VP Global Science and Technology Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the year-to-date, one-, three- and five-year periods, but underperformed for the most recent calendar quarter; (2) the Portfolio outperformed its

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

benchmark index for the year-to-date and one-year periods, but underperformed for the most recent calendar quarter, three- and five-year periods; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the year-to-date, one- and three-year periods, in the third quintile for the five-year period and in the fourth quintile for the most recent calendar quarter. The Board further noted that, in an effort to address concerns regarding the Portfolio's performance, in February 2004 the Adviser retained BlackRock Advisors, Inc. to replace the previous Sub-Adviser and, in connection with this change, modified the Portfolio's investment strategy to permit exposure to science and technology companies on a global basis. The Board noted that the Portfolio's performance has improved since changing the Portfolio's Sub-Adviser and concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING VP Global Science and Technology Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and the average expense ratios of the portfolios in its Selected Peer Group.

ING VP Growth Portfolio

In evaluating the investment performance of ING VP Growth Portfolio, the Board noted that: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its benchmark index for the three-year period, but underperformed its benchmark index for all other periods presented; and (3) the Portfolio is ranked in its Morningstar category in the third quintile for the most recent calendar quarter, one-, and three-year periods and in the fourth quintile for the year-to-date and five-year periods. The Board further noted that, in an effort to address concerns regarding the Portfolio's performance, the Sub-Adviser has invested additional resources to improve stock screenings and related analyses. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Growth Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Growth and Income Portfolio

In evaluating the investment performance of ING VP Growth and Income Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the year-to-date, one- and three-year periods, but underperformed for the most recent calendar quarter, five- and ten-year periods; (2) the Portfolio outperformed its benchmark index for the three-year period, but underperformed for all other periods presented; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the one- and three-year period, in the third quintile for the most recent calendar quarter and year-to-date periods and in the fifth quintile for the five- and ten-year periods. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING VP Growth and Income Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP International Equity Portfolio

In evaluating the investment performance of ING VP International Equity Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the three-year period, but underperformed for all other periods presented; and (2) the Portfolio underperformed its benchmark index for all periods presented; and (3) the Portfolio ranked in its Morningstar category in the third quintile for the three-year period, in the fourth quintile for the most recent calendar quarter, year-to-date, one- and ten-year periods and in the fifth quintile for the five-year period. The Board further noted that, in an effort to address concerns regarding the Portfolio's performance, the Sub-Adviser has invested additional resources to improve stock screenings and related analyses. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In assessing the reasonableness of the management fee and expense ratio for ING VP International Equity Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Small Company Portfolio

In evaluating the investment performance of ING VP Small Company Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the year-to-date and one-year periods, but underperformed for the most recent calendar quarter, three- and five-year periods; (2) the Portfolio outperformed its benchmark index for the one-year period, but underperformed for all other periods presented; and (3) the Portfolio is ranked in its Morningstar category in the first quintile for the one-year period, in the second quintile for the year-to-date period, in the third quintile for the most recent calendar quarter, in the fourth quintile for the three-year period and in the fifth quintile for the five-year period. The Board noted that the lead portfolio manager for the Portfolio was replaced in July 2005 and an additional portfolio manager was added in April 2006 to enhance sector coverage and security selection. The Board noted that the performance of the Portfolio has improved and concluded that recent performance of the Portfolio was satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING VP Small Company Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Value Opportunity Portfolio

In evaluating the investment performance of ING VP Value Opportunity Portfolio, the Board noted that: (1) the Portfolio underperformed its Morningstar category median and benchmark index for all periods presented; and (2) the Portfolio is ranked in its Morningstar category in the fourth quintile for the one-year period and in the fifth quintile for all other periods presented. The Board noted that the lead portfolio manager for the Portfolio was replaced in May 2005 and an additional portfolio manager was added in April 2006. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Value Opportunity Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Intermediate Bond Portfolio

In evaluating the investment performance of ING VP Intermediate Bond Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for one-, three-, five- and ten-year periods, but underperformed for the most recent calendar quarter and year-to-date period; (2) the Portfolio outperformed its benchmark index for the three- and five-year periods, but underperformed for the most recent quarter, year-to-date, one- and ten-year periods; and (3) the Portfolio is ranked in its Morningstar category in the first quintile for the three-year period, in the second quintile for the one-, five, and ten-year periods, in the third quintile for year-to-date and in the fifth quintile for the most recent calendar quarter. The Board concluded that the investment performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING VP Intermediate Bond Portfolio, the Board noted that the management fee for the Portfolio is equal to the median and is below the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Money Market Portfolio

In evaluating the investment performance of ING VP Money Market Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median and its benchmark index for all periods presented; and

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

(2) the Portfolio is ranked in its Morningstar category in the first quintile for all periods presented. The Board concluded that the investment performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING VP Money Market Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A meeting of shareholders of the ING Variable Products Trust was held March 16, 2006, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1  To approve an Agreement and Plan of Reorganization by and among VP Convertible Portfolio and ING VP Balanced Portfolio ("VP Balanced"), providing for the reorganization of VP Convertible Portfolio with and into VP Balanced; and

2  To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING VP Convertible Portfolio	1	673,947	9,538	32,267	—	715,752

A joint meeting of shareholders of the USLICO Series Fund was held April 6, 2006, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1  The Asset Allocation Portfolio Only. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") by and among The Asset Allocation Portfolio and ING VP Balanced Portfolio, a series of ING VP Balanced Portfolio, Inc., providing for the reorganization of The Asset Allocation Portfolio with and into ING VP Balanced Portfolio;

2  The Bond Portfolio Only. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") by and among The Bond Portfolio and ING VP Intermediate Bond Portfolio, a series of ING VP Intermediate Bond Portfolio, providing for the reorganization of The Bond Portfolio with and into ING VP Intermediate Bond Portfolio;

3  The Money Market Portfolio Only. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") by and among The Money Market Portfolio and ING Liquid Assets Portfolio, a series of ING Investors Trust, providing for the reorganization of The Money Market Portfolio with and into ING Liquid Assets Portfolio;

4  The Stock Portfolio Only. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") by and among The Stock Portfolio and ING Fundamental Research Portfolio, a series of ING Partners, Inc., providing for the reorganization of The Stock Portfolio with and into ING Fundamental Research Portfolio;

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
The Asset Allocation Portfolio Only	1	1,229,166	71,790	61,839	—	1,362,795
The Bond Portfolio Only	2	239,071	40,013	17,969	—	297,053
The Money Market Portfolio Only	3	5,195,232	151,805	348,778	—	5,695,815
The Stock Portfolio Only	4	1,935,352	158,693	72,796	—	2,166,841

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public
Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-ACAPAPADVIS (1206-022607)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR.  Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $72,721 for year ended December 31, 2006 and $69,297 for year ended December 31, 2005.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for year ended December 31, 2006 and $1,900 for year ended December 31, 2005.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $5,402 in the year ended December 31, 2006 and $4,405 in the year ended December 31, 2005.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

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II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

4

not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

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VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Date last approved: December 13, 2005

6

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January  1, 2006 through December 31, 2006

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,300per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

(1)

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

7

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,100 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses	☒	☒	Not to exceed $2,000 per course

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	☒		As presented to Audit Committee (2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses	☒	☒	Not to exceed $2,000 per course during the Pre-Approval Period

Loan Staff Services		☒	Not to exceed $15,000 during the Pre-Approval Period

(2)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

9

Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	☒		Not to exceed $50,000 during the Pre-Approval Period

10

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	☒		Not to exceed $5,000 per Fund during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:    2006

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

12

(e) (2)                     Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $807,452 for year ended December 31, 2006 and $281,044 for year ended December 31, 2005.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

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Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Variable Funds

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 8, 2007

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 8, 2007

15